Execution Version AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT AMENDMENT dated as of January 2, 2025 (this “Amendment”) to the Amended and Restated Revolving Credit Agreement dated as of December 6, 2021 (as amended by that certain Amendment No. 1 to Amended and Restated Revolving Credit Agreement, dated as of March 30, 2023, that certain Commitment Extension Agreement and Amendment No. 2 to Amended and Restated Revolving Credit Agreement, dated as of February 29, 2024, and as further amended, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended hereby, the “Amended Credit Agreement”) among PPL CAPITAL FUNDING, INC. (the “Company”), THE NARRAGANSETT ELECTRIC COMPANY, (the “Designated Borrower” and together with the Company, each a “Borrower” and collectively the “Borrowers”), PPL CORPORATION (the “Guarantor”), the LENDERS party thereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and Swingline Lender (the “Agent”). W I T N E S S E T H : WHEREAS, (i) pursuant to Section 9.05 of the Existing Credit Agreement, the Borrowers desire to amend the Existing Credit Agreement to (x) extend the scheduled Termination Date of certain Commitments to December 6, 2029 (the “Commitment Extension”) and (y) make certain other amendments as set forth in Section 2 below and (ii) pursuant to Section 2.19 of the Existing Credit Agreement, the Borrowers request to increase the aggregate Lenders’ Commitments from $1,250,000,000 to $1,500,000,000 (the “Commitment Increase”). WHEREAS, the Lenders immediately prior to the Amendment No. 3 Effective Date (as defined below) (for the avoidance of doubt, after giving effect to the Assignment (as defined below)) that are party hereto signing as a Consenting Lender (the “Consenting Lenders”) constitute the Required Lenders and each agree to (i) extend the Termination Date with respect to its Commitments pursuant to the Commitment Extension, (ii) increase its aggregate Commitments pursuant to the Commitment Increase and agrees that, following the Amendment No. 3 Effective Date, such Consenting Lender’s aggregate Commitments shall be in the amounts set forth on Appendixes A1, A2, A3 and A4 to the Amended Credit Agreement and (iii) make the amendments to the Existing Credit Agreement as set forth in Section 2 below, in each case, subject to the terms and conditions set forth herein (the amendments referred to in this clause (iii), the “Amendments”). NOW, THEREFORE, the parties hereto agree as follows: Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Amended Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” Exhibit 10.1

2 and each other similar reference contained in the Existing Credit Agreement shall, after this Amendment becomes effective, refer to the Amended Credit Agreement. Section 2. Credit Agreement Amendments. With effect from and including the Amendment No. 3 Effective Date, the Existing Credit Agreement, including the schedules and appendices thereto, shall be amended to read in its entirety as set forth in the document attached as Exhibit A hereto. Section 3. Effectiveness. This Amendment shall become effective as of the first date when each of the following conditions are met (the “Amendment No. 3 Effective Date”): (a) the Agent shall have received from the Borrowers, the Guarantor, each Consenting Lender and the Non-Extending Lender (as defined below) a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; provided that notwithstanding the foregoing, the amendments set forth in Exhibit A shall not be effective on the Amendment No. 3 Effective Date unless the Agent shall have received from each Consenting Lender and the Non-Extending Lender a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; (b) the Agent shall have received a duly executed revised Note for the account of each Lender requesting delivery of such Note pursuant to Section 2.05 of the Amended Credit Agreement; (c) the Agent shall have received satisfactory opinions of counsel for the Borrowers and the Guarantor, dated the Amendment No. 3 Effective Date; (d) the Agent shall have received a certificate dated the Amendment No. 3 Effective Date signed on behalf of each Borrower and the Guarantor by an Authorized Officer of such party stating that (A) on the Amendment No. 3 Effective Date, before and after giving effect to this Amendment, no Default shall have occurred and be continuing, (B) the representations and warranties of such Borrower or the Guarantor, as applicable, contained in the Amended Credit Agreement are true and correct on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date and (C) either (x) in the case of the Designated Borrower, any authorization, consent or approval of any Governmental Authority required to be obtained by the Designated Borrower to authorize the transactions contemplated by this Amendment shall have been obtained and remain in full force and effect or (y) in the case of the Company or the Guarantor, no authorization, consent or approval of any Governmental Authority is required to be obtained by such party to authorize the transactions contemplated by this Amendment, in each case of this clause (C), except as provided in accordance with Section 3(f) below; (e) the Agent shall have received (i) a certificate of the Secretary of the State or the Secretary of the Commonwealth, as applicable, of the jurisdiction of incorporation, dated as of a

3 recent date, as to the good standing of each Borrower and the Guarantor and (ii) a certificate of the Secretary or an Assistant Secretary of each Borrower and the Guarantor dated the Amendment No. 3 Effective Date and certifying (A) that attached thereto are true, correct and complete copies of (x) such Borrower’s or the Guarantor’s articles of incorporation or certificate of incorporation, as the case may be, certified by the Secretary of the State or the Secretary of the Commonwealth, as applicable, in the applicable jurisdiction of incorporation and (y) the bylaws of such Borrower or the Guarantor, as applicable, (B) as to the absence of dissolution or liquidation proceedings by or against such Borrower or the Guarantor, (C) that attached thereto is a true, correct and complete copy of resolutions adopted by the board of directors of such Borrower or the Guarantor, as applicable, authorizing the execution, delivery and performance of this Amendment and each other document delivered in connection herewith and that such resolutions have not been amended and are in full force and effect on the date of such certificate and (D) as to the incumbency and specimen signatures of each officer of such Borrower or the Guarantor executing this Amendment or any other document delivered in connection herewith; (f) all necessary governmental (domestic or foreign), regulatory and third party approvals, if any, in connection with the transactions contemplated by this Amendment and the other Loan Documents shall have been obtained and remain in full force and effect, in each case without any action being taken by any competent authority which could restrain or prevent such transaction or impose, in the reasonable judgment of the Agent, materially adverse conditions upon the consummation of such transactions; provided that any such approvals with respect to elections by a Borrower to increase the Commitment or any Sublimit as contemplated by Section 2.19 or Section 2.08(f) of the Credit Agreement or extend the Termination Date following the Amendment No. 3 Effective Date as contemplated by Section 2.08(d) or the NEC Termination Date as contemplated by Section 4.03 of the Amended Credit Agreement need not be obtained or provided until such Borrower makes any such election; (g) the Agent, each Consenting Lender and the Non-Extending Lender shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, and, to the extent a Loan Party is a “legal entity customer” under the Beneficial Ownership Regulation, a beneficial ownership certification for such Loan Party pursuant to the Beneficial Ownership Regulation, as has been reasonably requested in writing; (h) all costs, fees and expenses due to the Agent, the Consenting Lenders and the Non- Extending Lender accrued through the Amendment No. 3 Effective Date (including the fees and expenses as set forth in (i) that certain Fee Letter dated as of December 3, 2024 among the Borrowers, the Guarantor, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association and JPMorgan Chase Bank, N.A. and (ii) that certain Fee Letter dated as of December 3, 2024 among the Borrowers, the Guarantor, BofA Securities, Inc., Barclays Bank PLC and Mizuho Bank, Ltd.) shall have been paid in full; (i) the Agent shall have received full payment from the Borrowers of the fees and expenses of Davis Polk & Wardwell LLP which are billed through the Amendment No. 3 Effective

4 Date and which have been invoiced one Business Day prior to the Amendment No. 3 Effective Date; and (j) that certain Assignment and Assumption Agreement (the “Assignment”), by and among the Borrowers, the Administrative Agent, Banco Santander, S.A., New York Branch, as assignor of all of its Commitments and the Lender party thereto as assignees, shall have been executed and is effective immediately prior to the Amendment No. 3 Effective Date. Section 4. Full Force and Effect; Ratification; No Novation. Except as expressly modified herein, all of the terms and conditions of the Existing Credit Agreement are unchanged, and, as modified hereby, the Borrowers and the Guarantor confirm and ratify all of the terms, covenants and conditions of the Existing Credit Agreement including, with respect to the Company, the Guaranty. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower or guarantor under any of the Loan Documents. Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart hereof. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to the Amendment shall be deemed to include electronic signatures or execution in the form of an electronic record, and contract formations on electronic platforms approved by the Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 7. Notes. Any Lender receiving a revised Note as contemplated by Section 3(b) above shall on or promptly after the Amendment No. 3 Effective Date return any prior Note issued under the Existing Credit Agreement to the Borrowers for cancellation.

5 Section 8. Miscellaneous. This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents. The provisions of this Amendment are deemed incorporated into the Existing Credit Agreement as if fully set forth therein. The Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Section 9. Non-Extending Lender. The Lender party hereto signing as a Non- Extending Lender (the “Non-Extending Lender”) agrees solely to the Amendments and not, for the avoidance of doubt, to extend the Termination Date with respect to its Commitments or to increase its aggregate Commitments pursuant to the Commitment Increase. [Signature Pages to Follow]

[Signature Page to PPL Capital Funding – Amendment No. 3] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. PPL CAPITAL FUNDING, INC., as Company By: /s/ Tadd J. Henninger Name: Tadd J. Henninger Title: Senior Vice President and Treasurer PPL CORPORATION, as Guarantor By: /s/ Tadd J. Henninger Name: Tadd J. Henninger Title: Senior Vice President – Finance and Treasurer THE NARRAGANSETT ELECTRIC COMPANY, as Designated Borrower By: /s/ Tadd J. Henninger Name: Tadd J. Henninger Title: Senior Vice President and Treasurer

[Signature Page to PPL Capital Funding – Amendment No. 3] WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, an Issuing Lender and a Consenting Lender By: /s/ Patrick Engel Name: Patrick Engel Title: Managing Director

[Signature Page to PPL Capital Funding – Amendment No. 3] JPMorgan Chase Bank, N.A., as an Issuing Lender and a Consenting Lender By: /s/ Khawaja Tariq Name: Khawaja Tariq Title: Vice President

[Signature Page to PPL Capital Funding – Amendment No. 3] BANK OF AMERICA, N.A., as an Issuing Lender and a Consenting Lender By: /s/ John M. Eyerman Name: John M. Eyerman Title: Director

[Signature Page to PPL Capital Funding – Amendment No. 3] BARCLAYS BANK PLC, as an Issuing Lender and a Consenting Lender By: /s/ Sydney G. Dennis Name: Sydney G. Dennis Title: Director

[Signature Page to PPL Capital Funding – Amendment No. 3] Mizuho Bank, Ltd., as an Issuing Lender and a Consenting Lender By: /s/ Edward Sacks Name: Edward Sacks Title: Managing Director

[Signature Page to PPL Capital Funding – Amendment No. 3] Bank of Montreal, as a Consenting Lender By: /s/ Michael Cummings Name: Michael Cummings Title: Managing Director

[Signature Page to PPL Capital Funding – Amendment No. 3] CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Consenting Lender By: /s/ Amit Vasani Name: Amit Vasani Title: Authorized Signatory

[Signature Page to PPL Capital Funding – Amendment No. 3] GOLDMAN SACHS BANK USA, as a Consenting Lender By: /s/ Andrew Vernon Name: Andrew Vernon Title: Authorized Signatory

[Signature Page to PPL Capital Funding – Amendment No. 3] Morgan Stanley Bank, N.A., a Consenting Lender By: /s/ Fred J. Gonfiantini Name: Fred J. Gonfiantini Title: Authorized Signatory

[Signature Page to PPL Capital Funding – Amendment No. 3] MUFG Bank, Ltd., as a Consenting Lender By: /s/ Viet-Linh Fujitaki Name: Viet-Linh Fujitaki Title: Director

[Signature Page to PPL Capital Funding – Amendment No. 3] PNC BANK, NATIONAL ASSOCIATION, as a Consenting Lender By: /s/ Alicia G. McMahon Name: Alicia G. McMahon Title: Assistant Vice President

[Signature Page to PPL Capital Funding – Amendment No. 3] ROYAL BANK OF CANADA, as a Consenting Lender By: /s/ Meg Donnelly Name: Meg Donnelly Title: Authorized Signatory

[Signature Page to PPL Capital Funding – Amendment No. 3] The Bank of Nova Scotia, as a Consenting Lender By: /s/ David Dewar Name: David Dewar Title: Director

[Signature Page to PPL Capital Funding – Amendment No. 3] Truist Bank, as a Consenting Lender By: /s/ Justin Lien Name: Justin Lien Title: Director

[Signature Page to PPL Capital Funding – Amendment No. 3] U.S. Bank National Association, as a Consenting Lender By: /s/ John Prigge Name: John Prigge Title: Senior Vice President

[Signature Page to PPL Capital Funding – Amendment No. 3] THE BANK OF NEW YORK MELLON, as a Consenting Lender By: /s/ Molly H. Ross Name: Molly H. Ross Title: Director

[Signature Page to PPL Capital Funding – Amendment No. 3] First National Bank of Pennsylvania, as a Consenting Lender By: /s/ David M. Diez Name: David M. Diez Title: Managing Director, DCM

[Signature Page to PPL Capital Funding – Amendment No. 3] THE HUNTINGTON NATIONAL BANK, as a Consenting Lender By: /s/ Chris Kohler Name: Chris Kohler Title: Senior Vice President

[Signature Page to PPL Capital Funding – Amendment No. 3] Regions Bank, as a Consenting Lender By: /s/ Lawrence P. Sullivan Name: Lawrence P. Sullivan Title: Managing Director

[Signature Page to PPL Capital Funding – Amendment No. 3] SUMITOMO MITSUI BANKING CORPORATION, as a Consenting Lender By: /s/ Mary Harold Name: Mary Harold Title: Managing Director

[Signature Page to PPL Capital Funding – Amendment No. 3] TD Bank, N.A., as Non-Extending Lender By: /s/ Bernadette Collins Name: Bernadette Collins Title: Senior Vice President

Exhibit A [attached.]

Exhibit A Conformed through that certain Amendment No. 3 dated as of January 2, 2025 $1,500,000,000 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of December 6, 2021 as amended by Amendment No. 1 dated as of March 30, 2023, as amended by Amendment No. 2 dated as of February 29, 2024 and as amended by Amendment No. 3 dated as of January 2, 2025 among PPL CAPITAL FUNDING, INC., as a Borrower, PPL CORPORATION, as the Guarantor, THE LENDERS FROM TIME TO TIME PARTY HERETO and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and Swingline Lender WELLS FARGO SECURITIES, LLC, JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., BARCLAYS BANK PLC and MIZUHO BANK, LTD., as Joint Lead Arrangers and Joint Bookrunners JPMORGAN CHASE BANK, N.A. as Syndication Agent BANK OF AMERICA, N.A., BARCLAYS BANK PLC and

MIZUHO BANK, LTD., as Documentation Agents

TABLE OF CONTENTS Page i ARTICLE I DEFINITIONS ............................................................................................................... 1 Section 1.01 Definitions ....................................................................................................... 1 Section 1.02 Divisions ........................................................................................................ 28 Section 1.03 Rates .............................................................................................................. 28 ARTICLE II THE CREDITS ............................................................................................................. 28 Section 2.01 Commitments to Lend ................................................................................... 28 Section 2.02 Swingline Loans ............................................................................................ 29 Section 2.03 Notice of Borrowings .................................................................................... 31 Section 2.04 Notice to Lenders; Funding of Revolving Loans and Swingline Loans ........ 31 Section 2.05 Noteless Agreement; Evidence of Indebtedness; Several Liability ............... 32 Section 2.06 Interest Rates ................................................................................................. 33 Section 2.07 Fees ................................................................................................................ 34 Section 2.08 Adjustments of Commitments ....................................................................... 35 Section 2.09 Maturity of Loans; Mandatory Prepayments ................................................. 39 Section 2.10 Optional Prepayments and Repayments ........................................................ 40 Section 2.11 General Provisions as to Payments ................................................................ 41 Section 2.12 Funding Losses .............................................................................................. 41 Section 2.13 Computation of Interest and Fees .................................................................. 41 Section 2.14 Basis for Determining Interest Rate Inadequate, Unfair or Unavailable ....... 42 Section 2.15 [Reserved] ...................................................................................................... 44 Section 2.16 Increased Cost and Reduced Return .............................................................. 44 Section 2.17 Taxes .............................................................................................................. 45 Section 2.18 Base Rate Loans Substituted for Affected Term SOFR Loans ..................... 48 Section 2.19 Increases in Commitments ............................................................................. 49 Section 2.20 Defaulting Lenders ........................................................................................ 50 ARTICLE III LETTERS OF CREDIT ................................................................................................ 51 Section 3.01 Issuing Lenders .............................................................................................. 51 Section 3.02 Letters of Credit ............................................................................................. 51 Section 3.03 Method of Issuance of Letters of Credit ........................................................ 52 Section 3.04 Conditions to Issuance of Letters of Credit ................................................... 52 Section 3.05 Purchase and Sale of Letter of Credit Participations ..................................... 52 Section 3.06 Drawings under Letters of Credit .................................................................. 53

TABLE OF CONTENTS (continued) Page ii Section 3.07 Reimbursement Obligations .......................................................................... 53 Section 3.08 Duties of Issuing Lenders to Lenders; Reliance ............................................ 53 Section 3.09 Obligations of Lenders to Reimburse Issuing Lender for Unpaid Drawings ........................................................................................................ 54 Section 3.10 Funds Received from a Borrower in Respect of Drawn Letters of Credit ............................................................................................................. 55 Section 3.11 Obligations in Respect of Letters of Credit Unconditional ........................... 55 Section 3.12 Indemnification in Respect of Letters of Credit ............................................ 55 Section 3.13 ISP98 ............................................................................................................. 56 Section 3.14 Amount of Letter of Credit ............................................................................ 56 Section 3.15 Reallocation of Risk Participations ............................................................... 56 ARTICLE IV CONDITIONS .............................................................................................................. 57 Section 4.01 Conditions to Closing .................................................................................... 57 Section 4.02 Conditions to All Credit Events ..................................................................... 58 Section 4.03 Conditions to Automatic Extension ............................................................... 58 ARTICLE V REPRESENTATIONS AND WARRANTIES ............................................................ 59 Section 5.01 Status ............................................................................................................. 59 Section 5.02 Authority; No Conflict ................................................................................... 59 Section 5.03 Legality; Etc .................................................................................................. 59 Section 5.04 Financial Condition ....................................................................................... 59 Section 5.05 Litigation ....................................................................................................... 60 Section 5.06 No Violation .................................................................................................. 60 Section 5.07 ERISA ............................................................................................................ 60 Section 5.08 Governmental Approvals ............................................................................... 61 Section 5.09 Investment Company Act .............................................................................. 61 Section 5.10 Tax Returns and Payments ............................................................................ 61 Section 5.11 Compliance with Laws .................................................................................. 61 Section 5.12 No Default ..................................................................................................... 61 Section 5.13 Environmental Matters .................................................................................. 61 Section 5.14 [Intentionally Omitted] .................................................................................. 62 Section 5.15 Material Subsidiaries and Ownership ............................................................ 62 Section 5.16 OFAC ............................................................................................................ 63 Section 5.17 Anti-Corruption ............................................................................................. 63

TABLE OF CONTENTS (continued) Page iii ARTICLE VI COVENANTS .............................................................................................................. 63 Section 6.01 Information .................................................................................................... 63 Section 6.02 Maintenance of Insurance .............................................................................. 65 Section 6.03 Conduct of Business and Maintenance of Existence ..................................... 65 Section 6.04 Compliance with Laws, Etc ........................................................................... 66 Section 6.05 Books and Records ........................................................................................ 66 Section 6.06 Use of Proceeds ............................................................................................. 66 Section 6.07 Merger or Consolidation ................................................................................ 66 Section 6.08 Asset Sales ..................................................................................................... 66 Section 6.09 Consolidated Debt to Consolidated Capitalization Ratio .............................. 67 Section 6.10 Maintenance of Properties ............................................................................. 67 ARTICLE VII DEFAULTS .................................................................................................................. 67 Section 7.01 Events of Default ........................................................................................... 67 ARTICLE VIII THE AGENTS .............................................................................................................. 69 Section 8.01 Appointment and Authorization .................................................................... 69 Section 8.02 Individual Capacity ........................................................................................ 69 Section 8.03 Delegation of Duties ...................................................................................... 70 Section 8.04 Reliance by the Administrative Agent ........................................................... 70 Section 8.05 Notice of Default ........................................................................................... 70 Section 8.06 Non-Reliance on the Agents and Other Lenders ........................................... 70 Section 8.07 Exculpatory Provisions .................................................................................. 71 Section 8.08 Indemnification .............................................................................................. 71 Section 8.09 Resignation; Successors ................................................................................ 71 Section 8.10 Administrative Agent’s Fees ......................................................................... 72 Section 8.11 Erroneous Payments ...................................................................................... 72 ARTICLE IX MISCELLANEOUS ..................................................................................................... 74 Section 9.01 Notices ........................................................................................................... 74 Section 9.02 No Waivers; Non-Exclusive Remedies ......................................................... 75 Section 9.03 Expenses; Indemnification ............................................................................ 75 Section 9.04 Sharing of Set-Offs ........................................................................................ 77 Section 9.05 Amendments and Waivers ............................................................................. 77 Section 9.06 Successors and Assigns ................................................................................. 78

TABLE OF CONTENTS (continued) Page iv Section 9.07 Governing Law; Submission to Jurisdiction .................................................. 80 Section 9.08 Counterparts; Integration; Effectiveness ....................................................... 80 Section 9.09 Generally Accepted Accounting Principles ................................................... 81 Section 9.10 Usage ............................................................................................................. 81 Section 9.11 WAIVER OF JURY TRIAL ......................................................................... 82 Section 9.12 Confidentiality ............................................................................................... 82 Section 9.13 USA PATRIOT Act Notice ........................................................................... 83 Section 9.14 No Fiduciary Duty ......................................................................................... 83 Section 9.15 Acknowledgment and Consent to Bail-in of Affected Financial Institutions ..................................................................................................... 83 Section 9.16 Survival .......................................................................................................... 84 Section 9.17 Interest Rate Limitation ................................................................................. 84 Section 9.18 Severability .................................................................................................... 84 Section 9.19 Headings ........................................................................................................ 84 Section 9.20 NEC Designated Borrower ............................................................................ 84 Section 9.21 Other Designated Borrowers ......................................................................... 86 Section 9.22 Amendment and Restatement of Existing Credit Agreement ........................ 88 Section 9.23 Acknowledgement Regarding Any Supported QFCs .................................... 89 Section 9.24 Several Liability; No Joint Liability .............................................................. 90 ARTICLE X GUARANTY ................................................................................................................ 90 Section 10.01 Guaranty ........................................................................................................ 90 Section 10.02 Guaranty Unconditional ................................................................................ 90 Section 10.03 Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances ................................................................................................ 91 Section 10.04 Waiver by Guarantor ..................................................................................... 91 Section 10.05 Subrogation .................................................................................................... 91 Section 10.06 Stay of Acceleration ...................................................................................... 91 Section 10.07 Continuing Guaranty ..................................................................................... 91 Section 10.08 Default Payments by the Company ............................................................... 92 Section 10.09 Duty to Stay Advised ..................................................................................... 92

v Appendices: Appendix A - Commitments Appendix B - JLA Fronting Sublimits Schedule: Schedule 5.15 - Material Subsidiaries Schedule 9.20 Pre-Approved Designated Borrowers Exhibits: Exhibit A-1 - Form of Notice of Borrowing Exhibit A-2 - Form of Notice of Conversion/Continuation Exhibit A-3 - Form of Letter of Credit Request Exhibit B - Form of Note Exhibit C - Form of Assignment and Assumption Agreement Exhibit D - Forms of Opinion of Counsel for the Loan Parties Exhibit E - Form of Notice of Revolving Increase Exhibit F - Form of Extension Letter Exhibit G - Form of Designation Agreement

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Agreement”) dated as of December 6, 2021 is entered into among PPL CAPITAL FUNDING, INC., a Delaware corporation, as a Borrower (the “Company”), PPL CORPORATION, a Pennsylvania corporation (the “Guarantor”) the LENDERS party hereto from time to time and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent. The parties hereto agree as follows: RECITALS The Loan Parties (as hereinafter defined) are party to that certain $1,450,000,000 Revolving Credit Agreement, dated as of July 28, 2014, among the Loan Parties, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, as amended, modified, restated and supplemented from time to time (the “Existing Credit Agreement”); and The Company has requested that the Administrative Agent and the Lenders amend and restate the Existing Credit Agreement and the Administrative Agent and the Lenders have agreed to such amendment and restatement on the terms and conditions set forth herein; In consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree that the Existing Credit Agreement is hereby amended and restated in its entirety, and do further agree as follows: ARTICLE I DEFINITIONS Section 1.01 Definitions. All capitalized terms used in this Agreement or in any Appendix, Schedule or Exhibit hereto which are not otherwise defined herein or therein shall have the respective meanings set forth below. “2028 Initial Commitment” means, with respect to any 2028 Revolving Lender, the commitment amount of such 2028 Revolving Lender as set forth in the table under the heading “2028 Initial Commitments” on Appendix A1 opposite such 2028 Revolving Lender’s name. “2028 KU Commitment Amount” means, with respect to any 2028 Revolving Lender, (x) prior to the KU Designated Borrower Effective Date, zero and (y) thereafter, an amount equal to the product of such 2028 Revolving Lender’s Commitment Ratio multiplied by the aggregate amount of “2028 Revolving Commitments” under the Existing KU Credit Agreement immediately prior to the KU Designated Borrower Effective Date. As of the Amendment No. 3 Effective Date, the 2028 KU Commitment Amount of each 2028 Revolving Lender is the amount set forth in the table under the heading “2028 KU Commitments” opposite such 2028 Revolving Lender’s name on Appendix A3 (it being understood and agreed that Appendix A3 hereto may be replaced by the Borrower and the Administrative Agent to reflect the actual 2028 KU Commitment Amount as of the KU Designated Borrower Effective Date). For the avoidance of doubt, from the KU Designated Borrower Effective Date, the 2028 KU Commitment Amount shall constitute a part of the Commitments. “2028 LGE Commitment Amount” means, with respect to any 2028 Revolving Lender, (x) prior to the LGE Designated Borrower Effective Date, zero and (y) thereafter, an amount equal to the product of such 2028 Revolving Lender’s Commitment Ratio multiplied by the aggregate amount of “2028 Revolving Commitments” under the Existing LGE Credit Agreement immediately prior to the LGE Designated Borrower Effective Date. As of the Amendment No. 3 Effective Date, the 2028 LGE Commitment Amount of each 2028 Revolving Lender is the amount set forth in the table under the heading “2028 LGE Commitments” opposite such 2028 Revolving Lender’s name on Appendix A4 (it being understood and

2 agreed that Appendix A4 hereto may be replaced by the Borrower and the Administrative Agent to reflect the actual 2028 LGE Commitment Amount as of the LGE Designated Borrower Effective Date). For the avoidance of doubt, from the LGE Designated Borrower Effective Date, the 2028 LGE Commitment Amount shall constitute a part of the Commitments. “2028 PPL EU Commitment Amount” means, with respect to any 2028 Revolving Lender, (x) prior to the PPL EU Designated Borrower Effective Date, zero and (y) thereafter, an amount equal to the product of such 2028 Revolving Lender’s Commitment Ratio multiplied by the aggregate amount of “2028 Revolving Commitments” under the Existing PPL EU Credit Agreement immediately prior to the PPL EU Designated Borrower Effective Date. As of the Amendment No. 3 Effective Date, the 2028 PPL EU Commitment Amount of each 2028 Revolving Lender is the amount set forth in the table under the heading “2028 PPL EU Commitments” opposite such 2028 Revolving Lender’s name on Appendix A2 (it being understood and agreed that Appendix A2 hereto may be replaced by the Borrower and the Administrative Agent to reflect the actual 2028 PPL EU Commitment Amount as of the PPL EU Designated Borrower Effective Date). For the avoidance of doubt, from the PPL EU Designated Borrower Effective Date, the 2028 PPL EU Commitment Amount shall constitute a part of the Commitments. “2028 Revolving Commitment” means, with respect to any 2028 Revolving Lender, the commitment of such 2028 Revolving Lender to (i) make 2028 Revolving Loans under this Agreement, (ii) refund or purchase participations in Swingline Loans pursuant to Section 2.02 and (iii) purchase participations in Letters of Credit pursuant to Article III hereof, in an amount not to exceed its 2028 Initial Commitment, plus (x) to the extent the PPL EU Designated Borrower Effective Date has occurred and for so long as PPL EU remains a Designated Borrower, its 2028 PPL EU Commitment Amount, plus (y) to the extent the KU Designated Borrower Effective Date has occurred and for so long as KU remains a Designated Borrower, its 2028 KU Commitment Amount, plus (z) to the extent the LGE Designated Borrower Effective Date has occurred and for so long as LGE remains a Designated Borrower, its 2028 LGE Commitment Amount, and as such Commitment may be reduced from time to time pursuant to Section 2.08 or Section 9.06(c) or increased from time to time pursuant to Section 2.19 or Section 9.06(c). “2028 Revolving Lender” means each bank or other lending institution having a 2028 Revolving Commitment, each Eligible Assignee that becomes a 2028 Revolving Lender pursuant to Section 9.06(c) and their respective successors. “2028 Revolving Loan” has the meaning set forth in Section 2.01(a). “2028 Revolving Outstandings” means at any time, with respect to any 2028 Revolving Lender, the sum of (i) the aggregate principal amount of such 2028 Revolving Lender’s outstanding 2028 Revolving Loans plus (ii) the aggregate amount of such 2028 Revolving Lender’s Swingline Exposure plus (iii) the aggregate amount of such 2028 Revolving Lender’s Letter of Credit Liabilities. “2028 Revolving Outstandings Excess” has the meaning set forth in Section 2.09(a)(ii). “2028 Termination Date” means the earlier to occur of (i) December 6, 2028, as may be extended from time to time pursuant to Section 2.08(d), and (ii) the date upon which all 2028 Revolving Commitments shall have been terminated in their entirety in accordance with this Agreement. “2029 Initial Commitment” means, with respect to any 2029 Revolving Lender, the commitment amount of such 2029 Revolving Lender as set forth in the table under the heading “2029 Initial Commitments” on Appendix A1 opposite such 2029 Revolving Lender’s name.

3 “2029 KU Commitment Amount” means, with respect to any 2029 Revolving Lender, (x) prior to the KU Designated Borrower Effective Date, zero and (y) thereafter, an amount equal to the product of such 2029 Revolving Lender’s Commitment Ratio multiplied by the aggregate amount of “2029 Revolving Commitments” under the Existing KU Credit Agreement immediately prior to the KU Designated Borrower Effective Date. As of the Amendment No. 3 Effective Date, the 2029 KU Commitment Amount of each 2029 Revolving Lender is the amount set forth in the table under the heading “2029 KU Commitments” opposite such 2029 Revolving Lender’s name on Appendix A3 (it being understood and agreed that Appendix A3 hereto may be replaced by the Borrower and the Administrative Agent to reflect the actual 2029 KU Commitment Amount as of the KU Designated Borrower Effective Date). For the avoidance of doubt, from the KU Designated Borrower Effective Date, the 2029 KU Commitment Amount shall constitute a part of the Commitments. “2029 LGE Commitment Amount” means, with respect to any 2029 Revolving Lender, (x) prior to the LGE Designated Borrower Effective Date, zero and (y) thereafter, an amount equal to the product of such 2029 Revolving Lender’s Commitment Ratio multiplied by the aggregate amount of “2029 Revolving Commitments” under the Existing LGE Credit Agreement immediately prior to the LGE Designated Borrower Effective Date. As of the Amendment No. 3 Effective Date, the 2029 LGE Commitment Amount of each 2029 Revolving Lender is the amount set forth in the table under the heading “2029 LGE Commitments” opposite such 2029 Revolving Lender’s name on Appendix A4 (it being understood and agreed that Appendix A4 hereto may be replaced by the Borrower and the Administrative Agent to reflect the actual 2029 LGE Commitment Amount as of the LGE Designated Borrower Effective Date). For the avoidance of doubt, from the LGE Designated Borrower Effective Date, the 2029 LGE Commitment Amount shall constitute a part of the Commitments. “2029 PPL EU Commitment Amount” means, with respect to any 2029 Revolving Lender, (x) prior to the PPL EU Designated Borrower Effective Date, zero and (y) thereafter, an amount equal to the product of such 2029 Revolving Lender’s Commitment Ratio multiplied by the aggregate amount of “2029 Revolving Commitments” under the Existing PPL EU Credit Agreement immediately prior to the PPL EU Designated Borrower Effective Date. As of the Amendment No. 3 Effective Date, the 2029 PPL EU Commitment Amount of each 2029 Revolving Lender is the amount set forth in the table under the heading “2029 PPL EU Commitments” opposite such 2029 Revolving Lender’s name on Appendix A2 (it being understood and agreed that Appendix A2 hereto may be replaced by the Borrower and the Administrative Agent to reflect the actual 2029 PPL EU Commitment Amount as of the PPL EU Designated Borrower Effective Date). For the avoidance of doubt, from the PPL EU Designated Borrower Effective Date, the 2029 PPL EU Commitment Amount shall constitute a part of the Commitments. “2029 Revolving Commitment” means, with respect to any 2029 Revolving Lender, the commitment of such 2029 Revolving Lender to (i) make 2029 Revolving Loans under this Agreement, (ii) refund or purchase participations in Swingline Loans pursuant to Section 2.02 and (iii) purchase participations in Letters of Credit pursuant to Article III hereof, in an amount not to exceed its 2029 Initial Commitment, plus (x) to the extent the PPL EU Designated Borrower Effective Date has occurred and for so long as PPL EU remains a Designated Borrower, its 2029 PPL EU Commitment Amount, plus (y) to the extent the KU Designated Borrower Effective Date has occurred and for so long as KU remains a Designated Borrower, its 2029 KU Commitment Amount, plus (z) to the extent the LGE Designated Borrower Effective Date has occurred and for so long as LGE remains a Designated Borrower, its 2029 LGE Commitment Amount, and as such Commitment may be reduced from time to time pursuant to Section 2.08 or Section 9.06(c) or increased from time to time pursuant to Section 2.19 or Section 9.06(c). “2029 Revolving Lender” means each bank or other lending institution having a 2029 Revolving Commitment, each Eligible Assignee that becomes a 2029 Revolving Lender pursuant to Section 9.06(c) and their respective successors.

4 “2029 Revolving Loan” has the meaning set forth in Section 2.01(b). “2029 Revolving Outstandings” means at any time, with respect to any 2029 Revolving Lender, the sum of (i) the aggregate principal amount of such 2029 Revolving Lender’s outstanding 2029 Revolving Loans plus (ii) the aggregate amount of such 2029 Revolving Lender’s Swingline Exposure plus (iii) the aggregate amount of such 2029 Revolving Lender’s Letter of Credit Liabilities. “2029 Revolving Outstandings Excess” has the meaning set forth in Section 2.09(a)(ii). “2029 Termination Date” means the earlier to occur of (i) December 6, 2029, as may be extended from time to time pursuant to Section 2.08(d), and (ii) the date upon which all 2029 Revolving Commitments shall have been terminated in their entirety in accordance with this Agreement. “Accordion Amount” means, following the Amendment No. 3 Effective Date, $400,000,000, plus (i) to the extent the PPL EU Designated Borrower Effective Date has occurred and for so long as PPL EU remains a Designated Borrower, $250,000,000, plus (ii) to the extent the KU Designated Borrower Effective Date has occurred and for so long as KU remains a Designated Borrower, $250,000,000 and plus (iii) to the extent the LGE Designated Borrower Effective Date has occurred and for so long as LGE remains a Designated Borrower, $250,000,000; provided that the amounts set forth in clauses (i) to (iii) with respect to each Other Designated Borrower shall be reduced by the principal amount of “Optional Increases” exercised pursuant to the applicable Existing Designated Borrower Credit Agreement for such Other Designated Borrower prior to the applicable Designated Borrower Effective Date. “Additional Commitment Lender” has the meaning set forth in Section 2.08(d)(iv). “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” means Wells Fargo Bank, in its capacity as administrative agent for the Lenders hereunder and under the other Loan Documents, and its successor or successors in such capacity. “Administrative Questionnaire” means, with respect to each Lender, an administrative questionnaire in the form provided by the Administrative Agent and submitted to the Administrative Agent (with a copy to each Borrower) duly completed by such Lender. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, any other Person who is directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through the ownership of stock or its equivalent, by contract or otherwise. In no event shall any Agent or any Lender be deemed to be an Affiliate of any Borrower, the Guarantor or any of their respective Subsidiaries. “Agency Fee Letter” means that certain fee letter dated as of October 28, 2021 among the Company, Wells Fargo Securities and Wells Fargo Bank, as amended, modified or supplemented from time to time.

5 “Agent” means the Administrative Agent, the Syndication Agent, the Joint Lead Arrangers and the Documentation Agents. “Aggregate LC Sublimit” means the aggregate amount of Fronting Sublimit under clause (a)(i) of the Fronting Sublimit definition in effect as of such time. “Agreement” has the meaning set forth in the introductory paragraph hereto, as this Agreement may be amended, restated, supplemented or modified from time to time. “Amendment No. 3 Effective Date” means January 2, 2025. “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of Governmental Authorities and all orders and decrees of all courts and arbitrators. “Applicable Lending Office” means, with respect to any Lender, (i) in the case of its Base Rate Loans, its Base Rate Lending Office and (ii) in the case of its Term SOFR Loans, its Term SOFR Lending Office. “Applicable Loan Parties” means (i) with respect to the Company or the Guarantor, the Company and the Guarantor and (ii) with respect to any other Borrower, solely such Borrower (and for the avoidance of doubt, no other Person). “Applicable Percentage” means, for purposes of calculating (i) the applicable interest rate for any day for any Base Rate Loans or Term SOFR Loans, (ii) the applicable rate for the Commitment Fee for any day for purposes of Section 2.07(a) or (iii) the applicable rate for the Letter of Credit Fee for any day for purposes of Section 2.07(b), the appropriate applicable percentage set forth below corresponding to (x) with respect to the Company or NEC, the then current highest Applicable Rating and (y) with respect to any other Borrower, one rating level below the then current highest Applicable Rating; provided, that, in each case, in the event that the Applicable Rating shall fall within different levels and ratings are maintained by both Rating Agencies, the Applicable Rating shall be based on the higher of the two ratings unless one of the ratings is two or more levels lower than the other, in which case the applicable rating shall be determined by reference to the level one rating lower than the higher of the two ratings: Applicable Rating (S&P /Moody’s) Applicable Percentage for Commitment Fees Applicable Percentage for Base Rate Loans Applicable Percentage for Term SOFR Loans and Letter of Credit Fees Category A > A+ from S&P / A1 from Moody’s 0.075% 0.000% 0.875% Category B A from S&P / A2 from Moody’s 0.100% 0.000% 1.000% Category C A- from S&P / A3 from Moody’s 0.125% 0.125% 1.125% Category D BBB+ from S&P / Baa1 from Moody’s 0.175% 0.250% 1.250% Category E BBB from S&P / Baa2 from Moody’s 0.200% 0.500% 1.500%

6 Category F ≤BBB- from S&P / Baa3 from Moody’s 0.250% 0.625% 1.625% “Applicable Rating” means, for the purpose of determining the applicable interest rate margin for any day for any Loan made to a Borrower, the applicable rate for the Commitment Fee for any day on commitments allocated to a Borrower or the applicable rate for any Letter of Credit Fee with respect to any Letter of Credit issued for the account of a Borrower; (a) with respect to the Company or NEC, the senior unsecured long-term debt rating of the Company or NEC, as applicable, from S&P or Moody’s without giving effect to any third party credit enhancement except in the case of the Company, for a guaranty of the Guarantor (it being understood that all of the Company’s long term debt is Guaranteed by the Guarantor) and (b) with respect to any other Borrower, the senior secured long-term debt rating of such Borrower from S&P or Moody’s. “Applicable Reporting Entity” means, (a) with respect to the Company, the Guarantor and (b) with respect to any other Borrower, such Borrower. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Sale” means any sale of any assets including by way of the sale by the Applicable Reporting Entity or any of its Subsidiaries of equity interests in such Subsidiaries. “Assignee” has the meaning set forth in Section 9.06(c). “Assignment and Assumption Agreement” means an Assignment and Assumption Agreement, substantially in the form of attached Exhibit C, under which an interest of a Lender hereunder is transferred to an Eligible Assignee pursuant to Section 9.06(c). “Authorized Officer” means the president, the chief operating officer, the chief financial officer, the chief accounting officer, any vice president, the treasurer, the assistant treasurer or the controller of the applicable Loan Party or such other individuals reasonably acceptable to the Administrative Agent as may be designated in writing by the applicable Borrower from time to time. “Automatic Extension” has the meaning set forth in the definition of “NEC Termination Date”. “Availability Period” means the period from and including the Effective Date to but excluding the applicable Termination Date. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if the then-current Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining the frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.14(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

7 “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means the Bankruptcy Reform Act of 1978, as amended, or any successor statute. “Base Rate” means for any day, a rate per annum equal to the highest of (i) the Prime Rate for such day, (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day and (iii) subject to Section 2.14, Adjusted Term SOFR for a one-month tenor in effect on such day plus 1% (provided that clause (iii) shall not be applicable during any period in which Adjusted Term SOFR is unavailable or unascertainable). Each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR, as applicable. Notwithstanding the foregoing, in no event shall the Base Rate be less than the Floor. “Base Rate Borrowing” means a Borrowing comprised of Base Rate Loans. “Base Rate Lending Office” means, as to each Lender, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Base Rate Lending Office) or such other office as such Lender may hereafter designate as its Base Rate Lending Office by notice to each Borrower and the Administrative Agent. “Base Rate Loan” means a 2028 Revolving Loan or a 2029 Revolving Loan in respect of which interest is computed on the basis of the Base Rate. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Term SOFR Reference Rate or then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(c)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event for the then- current Benchmark, the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrowers as the replacement for the then-current Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers giving due

8 consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to the then-current Benchmark, the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing

9 that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to the then-current Benchmark, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to the then-current Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14(c) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14(c). “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Borrower” means, each of the Company and, from each applicable Designated Borrower Effective Date, the applicable Designated Borrower that has been designated borrowing privileges under this Agreement pursuant to Section 9.20 or Section 9.21. “Borrower Revolving Outstandings” means at any time, with respect to any Borrower, the sum of (a) the aggregate outstanding principal amount of Revolving Loans made to such Borrower plus (b) the aggregate outstanding principal amount of Swingline Loans made to such Borrower plus (c) the sum, without duplication, of (i) the aggregate amount that is (or may thereafter become) available for drawing under all Letters of Credit outstanding at such time that were issued for the account of such Borrower plus (ii) the aggregate unpaid amount of all Reimbursement Obligations of such Borrower outstanding at such time. “Borrower Revolving Outstandings Excess” has the meaning set forth in Section 2.09(a)(ii). “Borrowing” means a group of 2028 Revolving Loans or 2029 Revolving Loans, as applicable, of a single Type made by the Lenders to the same Borrower on a single date and, in the case of a Term SOFR Borrowing, having a single Interest Period. “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized by law to close; provided, that, when used in Article III with respect to any action taken by or with respect to any Issuing Lender, the term “Business Day” shall not include any day on which commercial banks are authorized by law to close in the jurisdiction where the office at which such Issuing Lender books any Letter of Credit is located; and provided, further, that if such day relates to any interest rate settings as to a Term SOFR Loan, any fundings, disbursements, settlements and payments in respect of any such Term SOFR Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Term SOFR Loan, means a U.S. Government Securities Business Day.

10 “Capital Lease” means any lease of property which, in accordance with GAAP, should be capitalized on the lessee’s balance sheet. “Capital Lease Obligations” means, with respect to any Person, all obligations of such Person as lessee under Capital Leases, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP. “Change of Control” means (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of 25% or more of the outstanding shares of Voting Stock of the Guarantor or its successors or (b)(i) with respect to the Company, the failure at any time of the Guarantor or its successors to own, directly or indirectly, 80% or more of the outstanding shares of the Voting Stock in the Company and (ii) with respect to each Designated Borrower after the applicable Designated Borrower Effective Date, the failure at any time of the Guarantor or its successors to own, directly or indirectly, 80% or more of the outstanding shares of the Voting Stock in such Designated Borrower. “Commitment” means a 2028 Revolving Commitment and/or a 2029 Revolving Commitment, as the context may require. “Commitment Fee” has the meaning set forth in Section 2.07(a). “Commitment Ratio” means, with respect to any Lender, the percentage equivalent of the ratio which such Lender’s Commitment bears to the aggregate amount of all Commitments. “Company” has the meaning set forth in the introductory paragraph hereto. “Conforming Changes” means, with respect to the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “SOFR Market Index Rate,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise or branch profits or similar Taxes. “Consolidated Capitalization” means, with respect to each Borrower, the sum of, without duplication, (A) the Consolidated Debt (without giving effect to clause (b) of the definition of “Consolidated Debt”) and (B) the consolidated shareowners’ equity (determined in accordance with GAAP) of the common, preference and preferred shareowners of the Applicable Reporting Entity and minority interests recorded on the Applicable Reporting Entity’s consolidated financial statements

11 (excluding from shareowners’ equity (i) the effect of all unrealized gains and losses reported under Financial Accounting Standards Board Accounting Standards Codification Topic 815 in connection with (x) forward contracts, futures contracts, options contracts or other derivatives or hedging agreements for the future delivery of electricity, capacity, fuel or other commodities and (y) Interest Rate Protection Agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (ii) the balance of accumulated other comprehensive income/loss of the Applicable Reporting Entity on any date of determination solely with respect to the effect of any pension and other post-retirement benefit liability adjustment recorded in accordance with GAAP), except that for purposes of calculating Consolidated Capitalization of the Applicable Reporting Entity, Consolidated Debt of the Applicable Reporting Entity shall exclude Non-Recourse Debt and Consolidated Capitalization of the Applicable Reporting Entity shall exclude that portion of shareowners’ equity attributable to assets securing Non-Recourse Debt. “Consolidated Debt” means, with respect to each Borrower, the consolidated Debt of the Applicable Reporting Entity and its Consolidated Subsidiaries (determined in accordance with GAAP), except that for purposes of this definition (a) Consolidated Debt shall exclude Non-Recourse Debt of the Applicable Reporting Entity and its Consolidated Subsidiaries, and (b) Consolidated Debt shall exclude (i) Hybrid Securities of the Applicable Reporting Entity and its Consolidated Subsidiaries in an aggregate amount as shall not exceed 15% of Consolidated Capitalization and (ii) Equity-Linked Securities in an aggregate amount as shall not exceed 15% of Consolidated Capitalization. “Consolidated Subsidiary” means with respect to any Person at any date any Subsidiary of such Person or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date in accordance with GAAP. “Continuing Lender” means with respect to any event described in Section 2.08(b), a Lender which is not a Retiring Lender, and “Continuing Lenders” means any two or more of such Continuing Lenders. “Corporation” means a corporation, association, company, joint stock company, limited liability company, partnership or business trust. “Credit Event” means a Borrowing or the issuance, renewal or extension of a Letter of Credit. “Current Termination Date” has the meaning set forth in Section 2.08(d)(ii). “Debt” of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all Guarantees by such Person of Debt of others, (iv) all Capital Lease Obligations and Synthetic Leases of such Person, (v) all obligations of such Person in respect of Interest Rate Protection Agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements (the amount of any such obligation to be the net amount that would be payable upon the acceleration, termination or liquidation thereof), but only to the extent that such net obligations exceed (1) in the case of the Company or the Guarantor, $150,000,000, (2) in the case of NEC, $75,000,000, (3) in the case of PPL EU, $75,000,000, (4) in the case of KU, $75,000,000 and (5) in the case of LGE, $75,000,000, in each case, in the aggregate and (vi) all obligations of such Person as an account party in respect of letters of credit and bankers’ acceptances; provided, however, that “Debt” of such Person does not include (a) obligations of such Person under any installment sale, conditional sale or title retention agreement or any other agreement relating to obligations for the deferred purchase price of property or services, (b) obligations under agreements relating to the purchase and sale of any commodity, including any power sale or purchase agreements, any commodity hedge or derivative (regardless of whether any such transaction is a “financial” or physical

12 transaction), (c) any trade obligations or other obligations of such Person incurred in the ordinary course of business or (d) obligations of such Person under any lease agreement (including any lease intended as security) that is not a Capital Lease or a Synthetic Lease. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default,” with respect to any Applicable Loan Party, means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default with respect to such Applicable Loan Party. “Defaulting Lender” means at any time any Lender with respect to which a Lender Default is in effect at such time, including any Lender subject to a Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more clauses of the definition of “Lender Default” shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to cure as expressly contemplated in the definition of “Lender Default”) upon delivery of written notice of such determination to a Borrower, each Issuing Lender, each Swingline Lender and each Lender. “Designated Borrower” means each Pre-Approved Designated Borrower designated for borrowing privileges under this Agreement pursuant to Section 9.20 or Section 9.21. “Designated Borrower Effective Date” means, as the context may require, (i) the NEC Designated Borrower Effective Date, (ii) the PPL EU Designated Borrower Effective Date, (iii) the KU Designated Borrower Effective Date and (iv) the LGE Designated Borrower Effective Date. “Designated Fiscal Year” has the meaning set forth in Section 5.04(a). “Designation Agreement” means, with respect to any Designated Borrower, an agreement in the form of Exhibit G hereto signed by such Designated Borrower and the Company. “Documentation Agents” means Bank of America, N.A., Barclays Bank PLC, and Mizuho Bank, Ltd., each in its capacity as a documentation agent in respect of this Agreement. “Dollars” and the sign “$” means lawful money of the United States of America. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

13 “Effective Date” means the date on which the Administrative Agent determines that the conditions specified in or pursuant to Section 4.01 have been satisfied. “Election Date” has the meaning set forth in Section 2.08(d)(ii). “Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Eligible Assignee” means (i) a Lender; (ii) a commercial bank organized under the laws of the United States and having a combined capital and surplus of at least $100,000,000; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country and having a combined capital and surplus of at least $100,000,000; provided, that such bank is acting through a branch or agency located and licensed in the United States; (iv) an Affiliate of a Lender that is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) or (v) an Approved Fund; provided, that, in each case (a) upon and following the occurrence of an Event of Default, an Eligible Assignee shall mean any Person other than a Loan Party or any of its Affiliates and (b) notwithstanding the foregoing, “Eligible Assignee” shall not include any Loan Party or any of its Subsidiaries or Affiliates. “Environmental Laws” means any and all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses or other written governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or Hazardous Substances or wastes. “Environmental Liabilities” means all liabilities (including anticipated compliance costs) in connection with or relating to the business, assets, presently or previously owned, leased or operated property, activities (including, without limitation, off-site disposal) or operations of the Applicable Reporting Entity or any of its Subsidiaries which arise under Environmental Laws or relate to Hazardous Substances. “Equity-Linked Securities” means any securities of the Applicable Reporting Entity or any of its Subsidiaries which are convertible into, or exchangeable for, equity securities of the Applicable Reporting Entity or any Subsidiary, including any securities issued by any of such Persons which are pledged to secure any obligation of a holder to purchase equity securities of the Applicable Reporting Entity or any of its Subsidiaries. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute. “ERISA Group” means with respect to a Borrower, the Applicable Loan Parties, and all corporations and all trades or businesses (whether or not incorporated) which, together with such Applicable Loan Parties, are treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Internal Revenue Code.

14 “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning set forth in Section 7.01. “Existing Credit Agreement” has the meaning set forth in the recitals hereto. “Existing Designated Borrower Credit Agreement” means each of the Existing PPL EU Credit Agreement, the Existing KU Credit Agreement or the Existing LGE Credit Agreement, as the context may require. “Existing KU Credit Agreement” means that certain Amended and Restated Revolving Credit Agreement, dated as of December 6, 2021, among KU, the lenders from time to time party thereto and Wells Fargo, National Association, as administrative agent (as may be amended, restated, supplemented or modified from time to time). “Existing LGE Credit Agreement” means that certain Amended and Restated Revolving Credit Agreement, dated as of December 6, 2021, among LGE, the lenders from time to time party thereto and Wells Fargo, National Association, as administrative agent (as may be amended, restated, supplemented or modified from time to time). “Existing PPL EU Credit Agreement” means that certain Amended and Restated Revolving Credit Agreement, dated as of December 6, 2021, among PPL EU, the lenders from time to time party thereto and Wells Fargo, National Association, as administrative agent (as may be amended, restated, supplemented or modified from time to time). “Extending Lender” means, in the event that the applicable Termination Date is extended in accordance with Section 2.08(d), a Lender which is not a Non-Extending Lender. “Extension Date” has the meaning set forth in Section 2.08(d)(ii). “Extension Letter” means a letter from the Borrowers to the Administrative Agent requesting an extension of the applicable Termination Date substantially in the form of Exhibit F hereto. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code. “Federal Funds Rate” means for any day the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to the nearest 1/100th of 1%) charged by Wells Fargo Bank, National Association on such day on such transactions as determined by the Administrative Agent; provided, further, that if any such rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

15 “Fee Letters” means (i) that certain fee letter dated as of October 28, 2021 among the Company, Wells Fargo Securities, Wells Fargo Bank and JPMorgan Chase Bank, N.A., (ii) that certain fee letter dated as of October 28, 2021 among the Company, BofA Securities, Inc., Barclays Bank PLC and Mizuho Bank, Ltd. and (iii) the Agency Fee Letter, in each case, as amended, modified or supplemented from time to time. “Floor” means a rate of interest equal to 0.00%. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Fee” has the meaning set forth in Section 2.07(b). “Fronting Sublimit” means, (a) for each JLA Issuing Bank, (i) its Initial Fronting Sublimit, plus (x) to the extent the PPL EU Designated Borrower Effective Date has occurred and for so long as PPL EU remains a Designated Borrower, its PPL EU Fronting Sublimit, plus (y) to the extent the KU Designated Borrower Effective Date has occurred and for so long as KU remains a Designated Borrower, its KU Fronting Sublimit, plus (z) to the extent the LGE Designated Borrower Effective Date has occurred and for so long as LGE remains a Designated Borrower, its LGE Fronting Sublimit or (ii) an amount as agreed between the Borrowers and such JLA Issuing Bank and (b) with respect to any other Issuing Lender, an amount as agreed between the Borrowers and such Issuing Lender. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “GAAP” means United States generally accepted accounting principles applied on a consistent basis. “Governmental Authority” means any federal, state or local government, authority, agency, central bank, quasi-governmental authority, court or other body or entity, and any arbitrator with authority to bind a party at law. “Group of Loans” means at any time a group of Revolving Loans to a Borrower consisting of (i) all Revolving Loans to such Borrower which are Base Rate Loans at such time or (ii) all Revolving Loans to such Borrower which are Term SOFR Loans of the same Type having the same Interest Period at such time; provided, that, if a Loan of any particular Lender is converted to or made as a Base Rate Loan pursuant to Sections 2.14 or 2.18, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made. “Guarantee” of or by any Person means any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for payment of such Debt, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Debt of the payment of such Debt or (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt; provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. “Guarantor” has the meaning set forth in the introductory paragraph hereto.

16 “Guaranty” means the guaranty of the Guarantor set forth in Article X. “Hazardous Substances” means any toxic, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics. “Hybrid Securities” means with respect to any Borrower, any trust preferred securities, or deferrable interest subordinated debt with a maturity of at least 20 years issued by the Applicable Reporting Entity, or any business trusts, limited liability companies, limited partnerships (or similar entities) (i) all of the common equity, general partner or similar interests of which are owned (either directly or indirectly through one or more Wholly Owned Subsidiaries) at all times by the Applicable Reporting Entity or any of its Subsidiaries, (ii) that have been formed for the purpose of issuing hybrid preferred securities and (iii) substantially all the assets of which consist of (A) subordinated debt of the Applicable Reporting Entity or a Subsidiary of the Applicable Reporting Entity, as the case may be, and (B) payments made from time to time on the subordinated debt. “Indemnified Taxes” has the meaning set forth in Section 2.17(a). “Indemnitee” has the meaning set forth in Section 9.03(b). “Initial Commitment” means, with respect to any Lender, the commitment amount of such Lender as set forth in Appendix A1 opposite such Lender’s name. “Initial Fronting Sublimit” means, for each JLA Issuing Bank, the amount of such JLA Issuing Bank’s commitment to issue and honor payment obligations under Letters of Credit, as set forth on Appendix B1 hereto opposite such JLA Issuing Bank’s name. “Initial Sublimit” means, (i) with respect to the Company and NEC, as of the Amendment No. 3 Effective Date, the amount set forth opposite its name in the table below: Borrower: Initial Sublimit: Company $1,250,000,000 NEC $250,000,000 (ii) with respect to PPL EU, following the PPL EU Designated Borrower Effective Date, the aggregate PPL EU Commitment Amount of all Lenders; (iii) with respect to KU, following the KU Designated Borrower Effective Date, the aggregate KU Commitment Amount of all Lenders; and (iv) with respect to LGE, following the LGE Designated Borrower Effective Date, the aggregate LGE Commitment Amount of all Lenders. “Interest Period” means with respect to any Term SOFR Loan, a period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Conversion/Continuation and ending one, three or six months thereafter, as the applicable Borrower may elect in the applicable notice; provided, that: (i) any Interest Period which would otherwise end on a day which is not a Business Day shall, subject to clause (iii) below, be extended to the next succeeding Business Day unless

17 such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last Business Day of a calendar month; (iii) no Interest Period shall end after the latest Termination Date; and (iv) no tenor that has been removed from this definition pursuant to Section 2.14(c)(iv) (and not subsequently reinstated) shall be available for specification in any Notice of Borrowing or Notice of Conversion/Continuation. “Interest Rate Protection Agreements” means any agreement providing for an interest rate swap, cap or collar, or any other financial agreement designed to protect against fluctuations in interest rates. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, or any successor statute. “ISP” has the meaning set forth in Section 3.13. “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Request, and any other document, agreement and instrument entered into by any Issuing Lender and the applicable Borrower (or any Subsidiary thereof) or in favor of such Issuing Lender and relating to such Letter of Credit. “Issuing Lender” means (i) each JLA Issuing Bank, each in its capacity as an issuer of Letters of Credit under Section 3.02, and each of their respective successor or successors in such capacity and (ii) any other Lender approved as an “Issuing Lender” pursuant to Section 3.01, subject in each case to the Fronting Sublimit. “JLA Issuing Bank” means Wells Fargo Bank, Bank of America, N.A., JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd. and Barclays Bank PLC (provided that Barclays Bank PLC shall issue only standby Letters of Credit). “Joint Lead Arrangers” means Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., BofA Securities, Inc., Barclays Bank PLC and Mizuho Bank, Ltd., each in their capacity as joint lead arranger and joint bookrunner in respect of this Agreement. “KU” means Kentucky Utilities Company. “KU Commitment Amount” means the 2028 KU Commitment Amount and/or the 2029 KU Commitment Amount, as the context may require. For the avoidance of doubt, from the KU Designated Borrower Effective Date, the sum of (a) the aggregate 2028 KU Commitment Amount of the 2028 Revolving Lenders and (b) the aggregate 2029 KU Commitment Amount of the 2029 Revolving Lenders shall act as the Initial Sublimit with respect to KU. “KU Designated Borrower Effective Date” has the meaning set forth in Section 9.21(b). “KU Fronting Sublimit” means each JLA Issuing Bank’s commitment to issue and honor payment obligations under Letters of Credit, in a face amount equal to (x) prior to the KU Designated Borrower

18 Effective Date, zero and (y) thereafter, an amount equal to such JLA Issuing Bank’s “Fronting Sublimit” under the Existing KU Credit Agreement immediately prior to the KU Designated Borrower Effective Date. As of the Amendment No. 3 Effective Date, the KU Fronting Sublimit of each JLA Issuing Bank is the amount set forth opposite such JLA Issuing Bank’s name on Appendix B3 hereto (it being understood and agreed that Appendix B3 hereto may be replaced by the Borrower and the Administrative Agent to reflect the actual KU Fronting Sublimit as of the KU Designated Borrower Effective Date). “Lender” means each 2028 Revolving Lender, each 2029 Revolving Lender, each Issuing Lender and the Swingline Lender in such capacity, as the context may require. “Lender Default” means (i) the failure (which has not been cured) of any Lender to (a) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the applicable Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (b) pay to the Administrative Agent, any Issuing Lender, any Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, or (ii) a Lender having notified a Borrower, the Administrative Agent or any Issuing Lender or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), or (iii) the failure, within three Business Days after written request by the Administrative Agent or a Borrower, of a Lender to confirm in writing to the Administrative Agent and such Borrower that it will comply with its prospective funding obligations hereunder (provided that a Lender Default in effect pursuant to this clause (iii) shall be cured upon receipt of such written confirmation by the Administrative Agent and the applicable Borrower) or (iv) a Lender has, or has a direct or indirect parent company that has, (a) become the subject of a proceeding under any Debtor Relief Law, or (b) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (v) the Lender becomes the subject of a Bail-in Action; provided that a Lender Default shall not exist solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. “Lender-Related Party” has the meaning set forth in Section 9.03(d). “Letter of Credit” means any letter of credit issued pursuant to Section 3.02 under this Agreement by an Issuing Lender on or after the Effective Date. “Letter of Credit Fee” has the meaning set forth in Section 2.07(b). “Letter of Credit Liabilities” means, for any Lender at any time, the product derived by multiplying (i) the sum, without duplication, of (A) the aggregate amount that is (or may thereafter become) available for drawing under all Letters of Credit outstanding at such time plus (B) the aggregate unpaid amount of all Reimbursement Obligations outstanding at such time by (ii) such Lender’s Commitment Ratio. For all

19 purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Letter of Credit Request” has the meaning set forth in Section 3.03. “LGE” means Louisville Gas and Electric Company. “LGE Commitment Amount” means the 2028 LGE Commitment Amount and/or the 2029 LGE Commitment Amount, as the context may require. For the avoidance of doubt, from the LGE Designated Borrower Effective Date, the sum of (a) the aggregate 2028 LGE Commitment Amount of the 2028 Revolving Lenders and (b) the aggregate 2029 LGE Commitment Amount of the 2029 Revolving Lenders shall act as the Initial Sublimit with respect to LGE. “LGE Designated Borrower Effective Date” has the meaning set forth in Section 9.21(b). “LGE Fronting Sublimit” means each JLA Issuing Bank’s commitment to issue and honor payment obligations under Letters of Credit, in a face amount equal to (x) prior to the LGE Designated Borrower Effective Date, zero and (y) thereafter, an amount equal to such JLA Issuing Bank’s “Fronting Sublimit” under the Existing LGE Credit Agreement immediately prior to the LGE Designated Borrower Effective Date. As of the Amendment No. 3 Effective Date, the LGE Fronting Sublimit of each JLA Issuing Bank is the amount set forth opposite such JLA Issuing Bank’s name on Appendix B4 hereto (it being understood and agreed that Appendix B4 hereto may be replaced by the Borrower and the Administrative Agent to reflect the actual LGE Fronting Sublimit as of the LGE Designated Borrower Effective Date). “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance intended to confer or having the effect of conferring upon a creditor a preferential interest. “Loan” means a Base Rate Loan, a Term SOFR Loan or a SOFR Market Index Rate Loan, in each case, whether such loan is a Revolving Loan or Swingline Loan, and “Loans” means any combination of the foregoing. “Loan Documents” means this Agreement, any Designation Agreement and the Notes. “Loan Parties” means the Guarantor and each Borrower or, as the context requires, the Applicable Loan Parties. “Mandatory Letter of Credit Borrowing” has the meaning set forth in Section 3.09. “Margin Stock” means “margin stock” as such term is defined in Regulation U. “Material Adverse Effect” means with respect to a Borrower, (i) any material adverse effect upon the business, assets, financial condition or operations of the Applicable Reporting Entity or the Applicable Reporting Entity and its Subsidiaries, taken as a whole; (ii) a material adverse effect on the ability of the Applicable Loan Parties taken as a whole to perform their obligations under this Agreement, the Notes or the other Loan Documents or (iii) a material adverse effect on the validity or enforceability of this Agreement, the Notes or any of the other Loan Documents. “Material Debt” means, with respect to a Borrower, Debt (other than the applicable Notes) of the Applicable Loan Party in a principal or face amount exceeding $50,000,000.

20 “Material Plan” means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $50,000,000. For the avoidance of doubt, where any two or more Plans, which individually do not have Unfunded Liabilities in excess of $50,000,000, but collectively have aggregate Unfunded Liabilities in excess of $50,000,000, all references to Material Plan shall be deemed to apply to such Plans as a group. “Material Subsidiary” means, with respect to the Guarantor, each Subsidiary of the Guarantor listed on Schedule 5.15 and each other Subsidiary of the Guarantor designated by the Guarantor as a “Material Subsidiary” in writing to the Administrative Agent, in either case, for so long as such Material Subsidiary shall be a Wholly Owned Subsidiary of the Guarantor. “Maximum Sublimit” means, with respect to each Borrower, the amount set forth opposite its name in the table below, as such amount may be increased or decreased from time to time pursuant to Section 2.08(f), Section 2.19, or this definition: Borrower: Maximum Sublimit: Company $3,450,000,000 PPL EU $900,000,000 LGE $750,000,000 KU $650,000,000 NEC $600,000,000; provided, that, upon the request of the applicable Borrower to increase its Maximum Sublimit and the provision to the Administrative Agent of a certificate of an Authorized Officer of such Borrower stating that such increase is permitted by all necessary corporate authorizations and Governmental Authority approvals, with copies of such Governmental Authority approvals attached thereto, the Maximum Sublimit for PPL EU, LGE and KU shall be increased as follows: Borrower: Maximum Sublimit: PPL EU $1,000,000,000 LGE $850,000,000 KU $850,000,000; provided further, that, if the conditions set forth in Section 4.03 are not satisfied prior to the NEC Termination Date, the Maximum Sublimit with respect to NEC shall be reduced to $0 on December 6, 2028. “Minimum Sublimit” means, with respect to each Borrower, the amount set forth opposite its name in the table below, as such amount may be increased or decreased from time to time pursuant to Section 2.08: Borrower: Minimum Sublimit: Company $0 PPL EU $0 LGE $0 KU $0 NEC $0 “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors or, absent any such successor, such nationally recognized statistical rating organization as any Borrower and the Administrative Agent may select.

21 “Multiemployer Plan” means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions. “NEC” means The Narragansett Electric Company. “NEC Designated Borrower Effective Date” has the meaning set forth in Section 9.20(b). “NEC Termination Date” means December 6, 2028; provided, that, upon the satisfaction, prior to December 6, 2028, of the conditions set forth in Section 4.03, the NEC Termination Date shall be deemed to be the Termination Date (the “Automatic Extension”). “New Lender” means with respect to any event described in Section 2.08(b), an Eligible Assignee which becomes a Lender hereunder as a result of such event, and “New Lenders” means any two or more of such New Lenders. “Non-Defaulting Lender” means each Lender other than a Defaulting Lender, and “Non-Defaulting Lenders” means any two or more of such Lenders. “Non-Extending Lender” has the meaning set forth in Section 2.08(d)(ii). “Non-Recourse Debt” means, with respect to a Borrower, Debt that is nonrecourse to any Applicable Loan Party, or any asset of any Applicable Loan Party. “Non-U.S. Lender” has the meaning set forth in Section 2.17(e). “Note” means, with respect to a Borrower, a promissory note, substantially in the form of Exhibit B hereto, issued at the request of a Lender evidencing the obligation of such Borrower to repay outstanding Revolving Loans or Swingline Loans, as applicable. “Notice of Borrowing” has the meaning set forth in Section 2.03. “Notice of Conversion/Continuation” has the meaning set forth in Section 2.06(d)(ii). “Obligations” means, with respect to a Borrower: (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of such Borrower, whether or not allowed or allowable as a claim in any such proceeding) payable by such Borrower on any Loan, fees payable or Reimbursement Obligation under, or any Note issued pursuant to, this Agreement or any other Loan Document; (ii) all other amounts now or hereafter payable by such Borrower and all other obligations or liabilities now existing or hereafter arising or incurred (including, without limitation, any amounts which accrue after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of such Borrower, whether or not allowed or allowable as a claim in any such proceeding) on the part of such Borrower pursuant to this Agreement or any other Loan Document;

22 (iii) all expenses of the Agents as to which such Agents have a right to reimbursement by such Borrower under Section 9.03(a) hereof or under any other similar provision of any other Loan Document; (iv) all amounts paid by any Indemnitee or any Lender-Related Party as to which such Indemnitee or such Lender-Related Party, as applicable, has the right to reimbursement under Section 9.03 hereof or under any other similar provision of any other Loan Document; and (v) in the case of each of clauses (i) through (iv) above, together with all renewals, modifications, consolidations or extensions thereof. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Optional Increase” has the meaning set forth in Section 2.19(a). “Other Connection Taxes” means, with respect to any Agent or Lender, Taxes imposed as a result of a present or former connection between such Person and the jurisdiction imposing such Tax (other than connections arising from such Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Designated Borrower” has the meaning set forth in Section 9.21(a). “Other Taxes” has the meaning set forth in Section 2.17(b). “Participant” has the meaning set forth in Section 9.06(b). “Participant Register” has the meaning set forth in Section 9.06(b). “Patriot Act” has the meaning set forth in Section 9.13. “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Permitted Business” means, with respect to a Borrower, a business that is the same or similar to the business of the Applicable Reporting Entity or any Subsidiary thereof as of the Effective Date, or any business reasonably related thereto. “Person” means an individual, a corporation, a partnership, an association, a limited liability company, a trust or an unincorporated association or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof. “Plan” means at any time an employee pension benefit plan (including a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group. “PPL EU” means PPL Electric Utilities Corporation.

23 “PPL EU Commitment Amount” means the 2028 PPL EU Commitment Amount and/or the 2029 PPL EU Commitment Amount, as the context may require. For the avoidance of doubt, from the PPL EU Designated Borrower Effective Date, the sum of (a) the aggregate 2028 PPL EU Commitment Amount of the 2028 Revolving Lenders and (b) the aggregate 2029 PPL EU Commitment Amount of the 2029 Revolving Lenders shall act as the Initial Sublimit with respect to PPL EU. “PPL EU Designated Borrower Effective Date” has the meaning set forth in Section 9.21(b). “PPL EU Fronting Sublimit” means each JLA Issuing Bank’s commitment to issue and honor payment obligations under Letters of Credit, in a face amount equal to (x) prior to the PPL EU Designated Borrower Effective Date, zero and (y) thereafter, an amount equal to such JLA Issuing Bank’s “Fronting Sublimit” under the Existing PPL EU Credit Agreement immediately prior to the PPL EU Designated Borrower Effective Date. As of the Amendment No. 3 Effective Date, the PPL EU Fronting Sublimit of each JLA Issuing Bank is the amount set forth opposite such JLA Issuing Bank’s name on Appendix B2 hereto (it being understood and agreed that Appendix B2 hereto may be replaced by the Borrower and the Administrative Agent to reflect the actual PPL EU Fronting Sublimit as of the PPL EU Designated Borrower Effective Date). “Pre-Approved Designated Borrower” means each entity listed on Schedule 9.20 hereto. “Prime Rate” means the rate of interest publicly announced by Wells Fargo Bank from time to time as its Prime Rate. “Public Reporting Company” means a company subject to the periodic reporting requirements of the Securities and Exchange Act of 1934. “Quarterly Date” means the tenth (10th) Business Day following the last day of each of March, June, September and December. “Rating Agency” means S&P or Moody’s, and “Rating Agencies” means both of them. “Register” has the meaning set forth in Section 9.06(e). “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as amended, or any successor regulation. “Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as amended, or any successor regulation. “Regulatory Authority” has the meaning set forth in Section 9.12. “Reimbursement Obligations” means, with respect to a Borrower, at any time all obligations of such Borrower to reimburse the Issuing Lenders pursuant to Section 3.07 for amounts paid by the Issuing Lenders in respect of drawings under Letters of Credit issued for the account of such Borrower, including any portion of any such obligation to which a Lender has become subrogated pursuant to Section 3.09. “Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto. “Replacement Date” has the meaning set forth in Section 2.08(b).

24 “Replacement Lender” has the meaning set forth in Section 2.08(b). “Required Lenders” means at any time Non-Defaulting Lenders having at least 51% of the aggregate amount of the Commitments of all Non-Defaulting Lenders or, if the Commitments shall have been terminated, having at least 51% of the aggregate amount of the Revolving Outstandings of the Non-Defaulting Lenders at such time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Retiring Lender” means a Lender that ceases to be a Lender hereunder pursuant to the operation of Section 2.08(b). “Revolving” means, when used with respect to (i) a Borrowing, a Borrowing made by a Borrower under Section 2.01, as identified in the Notice of Borrowing with respect thereto, a Borrowing of Revolving Loans to refund outstanding Swingline Loans pursuant to Section 2.02(b)(i), or a Mandatory Letter of Credit Borrowing and (ii) a Loan, a Loan made under Section 2.01; provided, that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Conversion/Continuation, the term “Revolving Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be. “Revolving Outstandings” means at any time, with respect to any Lender, its 2028 Revolving Outstandings or its 2029 Revolving Outstandings, as the context may require. “Revolving Outstandings Excess” means the 2028 Revolving Outstandings Excess, the 2029 Revolving Outstandings Excess and/or the Borrower Revolving Outstandings Excess, as the context may require. “S&P” means Standard & Poor’s Ratings Group, a division of S&P Global Inc. and any successor thereto or, absent any such successor, such nationally recognized statistical rating organization as the Borrowers and the Administrative Agent may select. “Sanctioned Country” means a country, region or territory that is the subject of comprehensive territorial Sanctions (currently, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Crimea, non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means a Person that is, or is owned or controlled by Persons that are, (i) the subject of any Sanctions, or (ii) located, organized or resident in a Sanctioned Country. “Sanctions” means sanctions administered or enforced by OFAC, the U.S. Department of State, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or any other applicable sanctions authority. “SEC” means the Securities and Exchange Commission. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

25 “SOFR Market Index Rate” means a daily floating rate per annum equal to Term SOFR for a one- month tenor on each day during the relevant period. Notwithstanding anything to the contrary, if the SOFR Market Index Rate shall be less than the Floor, then such rate shall be deemed to be the Floor for purposes of this Agreement. “SOFR Market Index Rate Loan” means a Loan that bears interest at a rate determined by reference to the SOFR Market Index Rate. “Sublimit” means, with respect to each Borrower, its Initial Sublimit, as the same may be modified from time to time pursuant to Section 2.08(f), 2.19 and 4.03; provided that (i) the aggregate amount of all Sublimits shall at no time exceed the aggregate Commitments hereunder, (ii) a Borrower’s Sublimit shall at no time exceed such Borrower’s Maximum Sublimit and (iii) a Borrower’s Sublimit shall at no time be less than such Borrower’s Minimum Sublimit. “Subsidiary” of a Person means any Corporation, a majority of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or one or more Subsidiaries of such Person. “Swingline Exposure” means, for any Lender at any time, the product derived by multiplying (i) the aggregate principal amount of all outstanding Swingline Loans at such time by (ii) such Lender’s Commitment Ratio. “Swingline Lender” means Wells Fargo Bank, in its capacity as Swingline Lender. “Swingline Loan” means any swingline loan made by the Swingline Lender to a Borrower pursuant to Section 2.02. For the avoidance of doubt, each Swingline Loan may only be a SOFR Market Index Rate Loan. “Swingline Sublimit” means the lesser of (a) $75,000,000, plus (1) to the extent the PPL EU Designated Borrower Effective Date has occurred and for so long as PPL EU remains a Designated Borrower, an amount equal to the “Swingline Sublimit” under the Existing PPL EU Credit Agreement immediately prior to the PPL EU Designated Borrower Effective Date, plus (2) to the extent the KU Designated Borrower Effective Date has occurred and for so long as KU remains a Designated Borrower, an amount equal to the “Swingline Sublimit” under the Existing KU Credit Agreement immediately prior to the KU Designated Borrower Effective Date, and plus (3) to the extent the LGE Designated Borrower Effective Date has occurred and for so long as LGE remains a Designated Borrower, an amount equal to the “Swingline Sublimit” under the Existing LGE Credit Agreement immediately prior to the LGE Designated Borrower Effective Date, and (b) the aggregate Commitments of all Lenders. “Swingline Termination Date” means the first to occur of (a) the resignation of Wells Fargo Bank as Administrative Agent in accordance with Section 8.09 and (b) the 2029 Termination Date. “Syndication Agent” means JPMorgan Chase Bank, N.A., in its capacity as a syndication agent in respect of this Agreement. “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. “Taxes” means all present or future taxes, levies, imposts, duties, withholdings (including backup withholding), assessments or other charges in the nature of a tax imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

26 “Term SOFR” means, (a) for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day. “Term SOFR Adjustment” means a percentage equal to 0.10% per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Borrowing” means a Borrowing comprised of Term SOFR Loans. “Term SOFR Lending Office” means, as to each Lender, its office, branch or Affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Term SOFR Lending Office) or such other office, branch or Affiliate of such Lender as it may hereafter designate as its Term SOFR Lending Office by notice to each Borrower and the Administrative Agent. “Term SOFR Loan” means any 2028 Revolving Loan or 2029 Revolving Loan that bears interest at a rate based on Adjusted Term SOFR other than pursuant to clause (c) of the definition of “Base Rate”. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means (i) with respect to the 2028 Revolving Loans and 2028 Revolving Commitments, the 2028 Termination Date and (ii) with respect to the 2029 Revolving Loans and 2029 Revolving Commitments, the 2029 Termination Date.

27 “Type”, when used in respect of any Loan or Borrowing, shall refer to the rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Liabilities” means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA. “United States” means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Voting Stock” means stock (or other interests) of a Corporation having ordinary voting power for the election of directors, managers or trustees thereof, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency. “Wells Fargo Bank” means Wells Fargo Bank, National Association, and its successors. “Wells Fargo Securities” means Wells Fargo Securities, LLC, and its successors and assigns. “Wholly Owned Subsidiary” means, with respect to any Person at any date, any Subsidiary of such Person all of the Voting Stock of which (except directors’ qualifying shares) is at the time directly or indirectly owned by such Person. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised

28 under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Divisions. For all purposes under the Loan Documents, pursuant to any statutory division or plan of division under Delaware law, including a statutory division pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or any comparable event under a different state’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of one or more different Persons, then such asset, right, obligation or liability shall be deemed to have been transferred from the original Person to the subsequent Person(s) on the date such division becomes effective, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests on the date such division becomes effective. Section 1.03 Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, SOFR Market Index Rate or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including the then-current Benchmark or any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.14(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, SOFR Market Index Rate, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to any Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II THE CREDITS Section 2.01 Commitments to Lend. (a) Each 2028 Revolving Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Revolving Loans in Dollars to each Borrower pursuant to this Section 2.01(a) (each such loan, a “2028 Revolving Loan”) from time to time during the Availability Period in amounts such that its 2028 Revolving Outstandings shall not exceed its 2028 Revolving Commitment; provided, that, immediately after giving effect to each such 2028 Revolving Loan, (i) the aggregate principal amount of all outstanding Revolving Loans (after giving effect to any amount requested) shall not exceed the aggregate Commitments less the sum of all outstanding Swingline Loans and Letter of Credit Liabilities and (ii) the Borrower Revolving Outstandings of any Borrower (after giving effect to any amount requested) shall not exceed such Borrower’s Sublimit. Each 2028 Revolving Borrowing (other than Mandatory Letter of Credit Borrowings) shall be in an aggregate principal amount of $10,000,000 or any larger integral multiple of $1,000,000 (except that any such 2028 Revolving Borrowing may be in the aggregate amount of the unused

29 2028 Revolving Commitments) and shall be made from the several 2028 Revolving Lenders ratably in proportion to their respective 2028 Revolving Commitments. Within the foregoing limits, each Borrower may borrow under this Section 2.01(a), repay, or, to the extent permitted by Section 2.10, prepay, 2028 Revolving Loans made to it and reborrow under this Section 2.01(a). (b) Each 2029 Revolving Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Revolving Loans in Dollars to each Borrower pursuant to this Section 2.01(b) (each such loan, a “2029 Revolving Loan”) from time to time during the Availability Period in amounts such that its 2029 Revolving Outstandings shall not exceed its 2029 Revolving Commitment; provided, that, immediately after giving effect to each such 2029 Revolving Loan, (i) the aggregate principal amount of all outstanding Revolving Loans (after giving effect to any amount requested) shall not exceed the aggregate Commitments less the sum of all outstanding Swingline Loans and Letter of Credit Liabilities and (ii) the Borrower Revolving Outstandings of any Borrower (after giving effect to any amount requested) shall not exceed such Borrower’s Sublimit. Each 2029 Revolving Borrowing (other than Mandatory Letter of Credit Borrowings) shall be in an aggregate principal amount of $10,000,000 or any larger integral multiple of $1,000,000 (except that any such 2029 Revolving Borrowing may be in the aggregate amount of the unused 2029 Revolving Commitments) and shall be made from the several 2029 Revolving Lenders ratably in proportion to their respective 2029 Revolving Commitments. Within the foregoing limits, each Borrower may borrow under this Section 2.01(a), repay, or, to the extent permitted by Section 2.10, prepay, 2029 Revolving Loans made to it and reborrow under this Section 2.01(b). (c) (x) From and after the Amendment No. 3 Effective Date until the 2028 Termination Date, all Revolving Loans shall be made on a pro rata basis between the 2028 Revolving Commitments and the 2029 Revolving Commitments and (y) on and after the 2028 Termination Date, all Revolving Loans shall be made on a pro rata basis between the 2029 Revolving Lenders. Section 2.02 Swingline Loans. (a) Availability. Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make Swingline Loans to each Borrower from time to time from the Effective Date through, but not including, the Swingline Termination Date in an aggregate principal amount at any time outstanding that will not result in (i) the sum of the total Swingline Exposures exceeding the Swingline Sublimit, (ii) the sum of the total Revolving Outstandings exceeding the total Commitments, (iii) any Lender’s Revolving Outstandings exceeding such Lender’s Commitment, (iv) in the case of the Swingline Lender (whether directly or through an Affiliate), the sum of such Lender’s Revolving Outstandings plus (without duplication) the outstanding principal amount of Swingline Loans made by the Swingline Lender exceeding such Swingline Lender’s Commitment or (v) the Borrower Revolving Outstandings of any Borrower (after giving effect to any amount requested) exceeding such Borrower’s Sublimit; provided, that the Borrower shall not use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan. Each Swingline Loan shall be in an aggregate principal amount of $2,000,000 or any larger integral multiple of $500,000 (except that any such Borrowing may be in the aggregate amount of the unused Swingline Sublimit). Within the foregoing limits, each Borrower may borrow, repay and reborrow Swingline Loans made to it, in each case under this Section 2.02. Each Swingline Loan shall be a SOFR Market Index Rate Loan. (b) Refunding. (i) Swingline Loans to any Borrower shall be refunded by the Lenders on demand by the Swingline Lender. Such refundings shall be made by the Lenders in accordance with their respective Commitment Ratios and shall thereafter be reflected as Revolving Loans of the Lenders to such Borrower on the books and records of the Administrative Agent. Each Lender shall fund

30 its respective Commitment Ratio of Revolving Loans as required to repay Swingline Loans outstanding to the Swingline Lender upon demand by the Swingline Lender but in no event later than 1:00 P.M. (Charlotte, North Carolina time) on the next succeeding Business Day after such demand is made. No Lender’s obligation to fund its respective Commitment Ratio of a Swingline Loan shall be affected by any other Lender’s failure to fund its Commitment Ratio of a Swingline Loan, nor shall any Lender’s Commitment Ratio be increased as a result of any such failure of any other Lender to fund its Commitment Ratio of a Swingline Loan. (ii) Each Borrower shall pay to the Swingline Lender on demand, and in no case more than fourteen (14) days after the date that such Swingline Loan is made, the amount of such Swingline Loan made to such Borrower to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans made to such Borrower requested or required to be refunded. In addition, the applicable Borrower hereby authorizes the Administrative Agent to charge any account maintained by such Borrower with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans made to such Borrower to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans made to such Borrower requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the applicable Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Commitment Ratios (unless the amounts so recovered by or on behalf of the applicable Borrower pertain to a Swingline Loan extended after the occurrence and during the continuance of an Event of Default of which the Administrative Agent has received notice in the manner required pursuant to Section 8.05 and which such Event of Default has not been waived by the Required Lenders or the Lenders, as applicable). (iii) Each Lender acknowledges and agrees that its obligation to refund Swingline Loans (other than Swingline Loans extended after the occurrence and during the continuation of an Event of Default of which the Administrative Agent has received notice in the manner required pursuant to Section 8.05 and which such Event of Default has not been waived by the Required Lenders or the Lenders, as applicable) in accordance with the terms of this Section is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Article IV. Further, each Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Loans pursuant to this Section, one of the events described in Section 7.01(h) or (i) shall have occurred, each Lender will, on the date the applicable Revolving Loan would have been made, purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Commitment Ratio of the aggregate amount of such Swingline Loan. Each Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Lender such Lender’s participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded). (c) Reallocation of Risk Participations. On the 2028 Termination Date, all participating interests with respect to Swingline Loans incurred by the Borrower on or prior to such date shall be reallocated to the 2029 Revolving Lenders in accordance with their pro rata share of the remaining Revolving Commitments; provided that such reallocation shall only be effected to the extent that it would

31 not result in the sum of such Lender’s Revolving Outstandings exceeding such Lender’s 2029 Revolving Commitment; provided further that if the reallocation in the preceding proviso would result in any Lender’s 2029 Revolving Outstandings to exceed such Lender’s 2029 Revolving Commitment, then all outstanding Swingline Loans shall be immediately repaid in full (and there shall be no adjustment to the participations in such Swingline Loans as a result of the occurrence of the 2028 Termination Date). Section 2.03 Notice of Borrowings. The applicable Borrower shall give the Administrative Agent notice substantially in the form of Exhibit A-1 hereto (a “Notice of Borrowing”) not later than (a) 11:30 A.M. (Charlotte, North Carolina time) on the date of each Base Rate Borrowing and (b) 12:00 P.M. (Charlotte, North Carolina time) on the third U.S. Government Securities Business Day before each Term SOFR Borrowing, specifying: (i) the applicable Borrower; (ii) the date of such Borrowing, which shall be a Business Day; (iii) the aggregate amount of such Borrowing; (iv) whether such Borrowing is comprised of Revolving Loans or a Swingline Loan; (v) in the case of a Revolving Borrowing, the initial Type of the Loans comprising such Borrowing; and (vi) in the case of a Term SOFR Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period. Notwithstanding the foregoing, no more than six (6) Groups of Term SOFR Loans shall be outstanding at any one time for each Borrower, and any Loans which would exceed such limitation shall be made as Base Rate Loans. Section 2.04 Notice to Lenders; Funding of Revolving Loans and Swingline Loans. (a) Notice to Lenders. Upon receipt of a Notice of Borrowing (other than in respect of a Borrowing of a Swingline Loan), the Administrative Agent shall promptly notify each Lender of such Lender’s ratable share (if any) of the Borrowing referred to in the Notice of Borrowing, and such Notice of Borrowing shall not thereafter be revocable by the applicable Borrower. (b) Funding of Loans. Not later than (a) 1:00 P.M. (Charlotte, North Carolina time) on the date of each Base Rate Borrowing and (b) 12:00 Noon (Charlotte, North Carolina time) on the date of each Term SOFR Borrowing, each Lender shall make available its ratable share of such Borrowing, in Federal or other funds immediately available in Charlotte, North Carolina, to the Administrative Agent at its address referred to in Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article IV has not been satisfied, the Administrative Agent shall apply any funds so received in respect of a Borrowing available to the applicable Borrower at the Administrative Agent’s address not later than (a) 3:00 P.M. (Charlotte, North Carolina time) on the date of each Base Rate Borrowing and (b) 2:00 P.M. (Charlotte, North Carolina time) on the date of each Term SOFR Borrowing. Revolving Loans to be made for the purpose of refunding Swingline Loans shall be made by the Lenders as provided in Section 2.02(b). (c) Funding By the Administrative Agent in Anticipation of Amounts Due from the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the date of any

32 Borrowing (except in the case of a Base Rate Borrowing, in which case prior to the time of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (b) of this Section, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such share available to the Administrative Agent, such Lender and the applicable Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the applicable Borrower until the date such amount is repaid to the Administrative Agent at (i) a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.06, in the case of the applicable Borrower, and (ii) the Federal Funds Rate, in the case of such Lender. Any payment by the applicable Borrower hereunder shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make its share of a Borrowing available to the Administrative Agent. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Loan included in such Borrowing for purposes of this Agreement. (d) Obligations of Lenders Several. The failure of any Lender to make a Loan required to be made by it as part of any Borrowing hereunder shall not relieve any other Lender of its obligation, if any, hereunder to make any Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on such date of Borrowing. Section 2.05 Noteless Agreement; Evidence of Indebtedness; Several Liability. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (b) The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from each Borrower and each Lender’s share thereof. (c) The entries maintained in the accounts maintained pursuant to subsections (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Obligations owing by it in accordance with their terms. (d) Any Lender may request that its Loans be evidenced by a Note. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after any assignment pursuant to Section 9.06(c)) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 9.06(c), except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in subsections (a) and (b) above. (e) The Borrowers shall be severally and not jointly liable with respect to their respective Obligations hereunder. Neither Borrower shall be liable for (i) any Loans made to the other Borrower, (ii)

33 any Letters of Credit issued for the account of the other Borrower, or (iii) any other Obligations of the other Borrower (unless, in the case of this clause (iii) only, such parties are expressly jointly and severally liable therefor). Section 2.06 Interest Rates. (a) Interest Rate Options. The Loans shall, at the option of the applicable Borrower and except as otherwise provided herein, be incurred and maintained as, or converted into, one or more Base Rate Loans or Term SOFR Loans. (b) Base Rate Loans; Swingline Loans. Each Loan which is made as, or converted into, a Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made as, or converted into, a Base Rate Loan until it becomes due or is converted into a Loan of any other Type, at a rate per annum equal to the sum of the Base Rate for such day plus the Applicable Percentage for the applicable Borrower for Base Rate Loans for such day. Each Loan which is made as a Swingline Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due at a rate per annum equal to the SOFR Market Index Rate for such day plus the Applicable Percentage for the applicable Borrower for Term SOFR Loans for such day. Such interest shall, in each case, be payable quarterly in arrears on each Quarterly Date (or, with respect to Swingline Loans, as the Swingline Lender and the applicable Borrower may otherwise agree in writing) and, with respect to the principal amount of any Base Rate Loan converted to a Term SOFR Loan, on the date such Base Rate Loan is so converted. Any overdue principal of or interest on any Base Rate Loan or Swingline Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans or Swingline Loans for the applicable Borrower for such day. (c) Term SOFR Loans. Each Term SOFR Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of Adjusted Term SOFR for such Interest Period plus the Applicable Percentage for the applicable Borrower for Term SOFR Loans for such day. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Term SOFR Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the sum of (A) Adjusted Term SOFR at the date such payment was due plus (B) the Applicable Percentage for the applicable Borrower for Term SOFR Loans for such day (or, if the circumstance described in Section 2.14 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for the applicable Borrower for such day). (d) Method of Electing Interest Rates. (i) Subject to Section 2.06(a), the Loans included in each Revolving Borrowing shall bear interest initially at the type of rate specified by the applicable Borrower in the applicable Notice of Borrowing. Thereafter, with respect to each Group of Loans, each Borrower shall have the option with respect to the Loans made to such Borrower (A) to convert all or any part of (y) so long as no Default is in existence on the date of conversion, outstanding Base Rate Loans to Term SOFR Loans and (z) outstanding Term SOFR Loans to Base Rate Loans; provided, in each case, that the amount so converted shall be equal to $10,000,000 or any larger integral multiple of $1,000,000, or (B) upon the expiration of any Interest Period applicable to outstanding Term SOFR Loans, so long as no Default is in existence on the date of continuation, to continue all or any portion of such Loans, equal to $10,000,000 and any larger integral multiple of $1,000,000 in excess of that amount as Term SOFR Loans. The Interest Period of any Base Rate Loan converted

34 to a Term SOFR Loan pursuant to clause (A) above shall commence on the date of such conversion. The succeeding Interest Period of any Term SOFR Loan continued pursuant to clause (B) above shall commence on the last day of the Interest Period of the Loan so continued. Term SOFR Loans may only be converted on the last day of the then current Interest Period applicable thereto or on the date required pursuant to Section 2.18. (ii) The applicable Borrower shall deliver a written notice of each such conversion or continuation (a “Notice of Conversion/Continuation”) to the Administrative Agent no later than (A) 12:00 P.M. (Charlotte, North Carolina time) at least three (3) U.S. Government Securities Business Days before the effective date of the proposed conversion to, or continuation of, a Term SOFR Loan and (B) 11:30 A.M. (Charlotte, North Carolina time) on the day of a conversion to a Base Rate Loan. A written Notice of Conversion/Continuation shall be substantially in the form of Exhibit A-2 attached hereto and shall specify: (A) the Group of Loans (or portion thereof) to which such notice applies, (B) the proposed conversion/continuation date (which shall be a Business Day), (C) the aggregate amount of the Loans being converted/continued, (D) an election between the Base Rate and Adjusted Term SOFR and (E) in the case of a conversion to, or a continuation of, Term SOFR Loans, the requested Interest Period. Upon receipt of a Notice of Conversion/Continuation, the Administrative Agent shall give each Lender prompt notice of the contents thereof and such Lender’s pro rata share of all conversions and continuations requested therein. If no timely Notice of Conversion/Continuation is delivered by the applicable Borrower as to any Term SOFR Loan, and such Loan is not repaid by such Borrower at the end of the applicable Interest Period, such Loan shall be converted automatically to a Base Rate Loan on the last day of the then applicable Interest Period. (e) Determination and Notice of Interest Rates. The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the applicable Borrower and the participating Lenders of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error. Any notice with respect to Term SOFR Loans shall, without the necessity of the Administrative Agent so stating in such notice, be subject to adjustments in the Applicable Percentage applicable to such Loans after the beginning of the Interest Period applicable thereto. When during an Interest Period any event occurs that causes an adjustment in the Applicable Percentage applicable to Loans to which such Interest Period is applicable, the Administrative Agent shall give prompt notice to the applicable Borrower and the Lenders of such event and the adjusted rate of interest so determined for such Loans, and its determination thereof shall be conclusive in the absence of manifest error. Section 2.07 Fees. (a) Commitment Fees. Each Borrower shall pay to the Administrative Agent for the account of each Lender on a ratable basis a fee (the “Commitment Fee”) for each day at a rate per annum equal to the Applicable Percentage for such Borrower for the Commitment Fee for such day. The Commitment Fee shall accrue from and including the Effective Date to but excluding the last day of the applicable Availability Period on the amount by which such Borrower’s Sublimit exceeds the Borrower Revolving Outstandings of such Borrower (solely for this purpose, exclusive of outstanding Swingline Loans made to such Borrower) on such day. The Commitment Fee shall be payable on the last day of each of March, June, September and December and on the applicable Termination Date. (b) Letter of Credit Fees. Each Borrower shall pay to the Administrative Agent a fee (the “Letter of Credit Fee”) for each day at a rate per annum equal to the Applicable Percentage for such Borrower for the Letter of Credit Fee for such day. The Letter of Credit Fee shall accrue from and including the Effective Date to but excluding the last day of the applicable Availability Period on the aggregate

35 amount available for drawing under any Letters of Credit issued for the account of such Borrower outstanding on such day and shall be payable for the account of the Lenders ratably in proportion to their participations in such Letter(s) of Credit. In addition, each Borrower shall pay to each Issuing Lender a fee (the “Fronting Fee”) in respect of each Letter of Credit issued by such Issuing Lender for the account of such Borrower computed at the rate of 0.20% per annum on the average amount available for drawing under such Letter(s) of Credit. Fronting Fees shall be due and payable quarterly in arrears on each Quarterly Date and on the applicable Termination Date (or such earlier date as all Letters of Credit shall be canceled or expire). In addition, each Borrower agrees to pay to each Issuing Lender, upon each issuance of, payment under, and/or amendment of, a Letter of Credit issued for the account of such Borrower, such amount as shall at the time of such issuance, payment or amendment be the administrative charges and expenses which such Issuing Lender is customarily charging for issuances of, payments under, or amendments to letters of credit issued by it. (c) Payments. Except as otherwise provided in this Section 2.07, accrued fees under this Section 2.07 in respect of Loans and Letter of Credit Liabilities shall be payable quarterly in arrears on each Quarterly Date, on the last day of the applicable Availability Period and, if later, on the date the Loans and Letter of Credit Liabilities shall be repaid in their entirety. Fees paid hereunder shall not be refundable under any circumstances. Section 2.08 Adjustments of Commitments. (a) Optional Termination or Reductions of Commitments (Pro-Rata). The Company, the Guarantor or each Designated Borrower may, upon at least three Business Days’ prior written notice to the Administrative Agent, permanently (i) terminate the Commitments, if there are no Revolving Outstandings at such time or (ii) ratably reduce from time to time by a minimum amount of $10,000,000 or any larger integral multiple of $5,000,000, the aggregate amount of the Commitments in excess of the aggregate Revolving Outstandings. Upon receipt of any such notice, the Administrative Agent shall promptly notify the Lenders. Any such reduction shall have the effect of reducing each Borrower’s Sublimit in an amount as designated by the Company, the Guarantor or each applicable Designated Borrower; provided that (x) no Sublimit of a Borrower shall be reduced to an amount less than (1) the Borrower Revolving Outstandings of such Borrower or (2) such Borrower’s Minimum Sublimit and (y) after giving effect to such reduction, the aggregate Sublimits must not exceed the aggregate amount of Commitments. If the Commitments are terminated in their entirety, all accrued fees shall be payable on the effective date of such termination. (b) Replacement of Lenders; Optional Termination of Commitments (Non-Pro-Rata). If (i) any Lender has demanded compensation or indemnification pursuant to Sections 2.14, 2.16 or 2.17, (ii) the obligation of any Lender to make Term SOFR Loans has been suspended pursuant to Section 2.14 or (iii) any Lender is a Defaulting Lender (each such Lender described in clauses (i), (ii) or (iii) being a “Retiring Lender”), the Borrowers shall have the right, if no Default then exists, to replace such Lender with one or more Eligible Assignees (which may be one or more of the Continuing Lenders) (each a “Replacement Lender” and, collectively, the “Replacement Lenders”) reasonably acceptable to the Administrative Agent. The replacement of a Retiring Lender pursuant to this Section 2.08(b) shall be effective on the tenth Business Day (the “Replacement Date”) following the date of notice given by the Borrowers of such replacement to the Retiring Lender and each Continuing Lender through the Administrative Agent, subject to the satisfaction of the following conditions: (i) the Replacement Lender shall have satisfied the conditions to assignment and assumption set forth in Section 9.06(c) (with all fees payable pursuant to Section 9.06(c) to be paid by the Borrowers in accordance with each such Borrower’s percentage by which such Borrower’s Sublimit bears to the amount of the total aggregate Commitments at such time) and, in connection therewith, the Replacement Lender(s) shall pay:

36 (A) to the Retiring Lender an amount equal in the aggregate to the sum of (x) the principal of, and all accrued but unpaid interest on, all outstanding Loans of the Retiring Lender, (y) all unpaid drawings that have been funded by (and not reimbursed to) the Retiring Lender under Section 3.10, together with all accrued but unpaid interest with respect thereto and (z) all accrued but unpaid fees owing to the Retiring Lender pursuant to Section 2.07; and (B) to the Swingline Lender an amount equal to the aggregate amount owing by the Retiring Lender to the Swingline Lender in respect of all unpaid refundings of Swingline Loans requested by the Swingline Lender pursuant to Section 2.02(b)(i), to the extent such amount was not theretofore funded by such Retiring Lender; and (C) to the Issuing Lenders an amount equal to the aggregate amount owing by the Retiring Lender to the Issuing Lenders as reimbursement pursuant to Section 3.09, to the extent such amount was not theretofore funded by such Retiring Lender; and (ii) each Borrower shall have paid to the Administrative Agent for the account of the Retiring Lender an amount equal to all obligations owing to the Retiring Lender by such Borrower pursuant to this Agreement and the other Loan Documents (other than those obligations of such Borrower referred to in clause (i)(A) above). On the Replacement Date, each Replacement Lender that is a New Lender shall become a Lender hereunder and shall succeed to the obligations of the Retiring Lender with respect to outstanding Swingline Loans and Letters of Credit to the extent of the Commitment of the Retiring Lender assumed by such Replacement Lender, and the Retiring Lender shall cease to constitute a Lender hereunder; provided, that the provisions of Sections 2.12, 2.16, 2.17 and 9.03 of this Agreement shall continue to inure to the benefit of a Retiring Lender with respect to any Loans made, any Letters of Credit issued or any other actions taken by such Retiring Lender while it was a Lender. In lieu of the foregoing, subject to Section 2.08(e), upon express written consent of Continuing Lenders holding more than 50% of the aggregate amount of the Commitments of the Continuing Lenders, the Borrowers shall have the right to permanently terminate the Commitment of a Retiring Lender in full. Upon payment by each Borrower to the Administrative Agent for the account of the Retiring Lender of an amount equal to the sum of (i) the aggregate principal amount of all Loans and Reimbursement Obligations owed by such Borrower to the Retiring Lender and (ii) all accrued interest, fees and other amounts owing by such Borrower to the Retiring Lender hereunder, including, without limitation, all amounts payable by such Borrower to the Retiring Lender under Sections 2.12, 2.16, 2.17 or 9.03, such Retiring Lender shall cease to constitute a Lender hereunder; provided, that the provisions of Sections 2.12, 2.16, 2.17 and 9.03 of this Agreement shall inure to the benefit of a Retiring Lender with respect to any Loans made, any Letters of Credit issued or any other actions taken by such Retiring Lender while it was a Lender. (c) Optional Termination of Defaulting Lender Commitment (Non-Pro-Rata). At any time a Lender is a Defaulting Lender, subject to Section 2.08(e), the Borrowers may terminate in full the Commitment of such Defaulting Lender by giving notice to such Defaulting Lender and the Administrative Agent, provided, that, (i) at the time of such termination, (A) no Default has occurred and is continuing (or alternatively, the Required Lenders shall consent to such termination) and (B) either (x) no Revolving Loans or Swingline Loans are outstanding or (y) the aggregate Revolving Outstandings of such Defaulting Lender in respect of Revolving Loans is zero; (ii) concurrently with such termination, the aggregate Commitments shall be reduced by the Commitment of the Defaulting Lender; and (iii) concurrently with any subsequent payment of interest or fees to the Lenders with respect to any period before the termination of a Defaulting Lender’s Commitment, each Borrower (or the applicable Borrower, as the case may be)

37 shall pay to such Defaulting Lender its ratable share (based on its Commitment Ratio before giving effect to such termination) of such interest or fees, as applicable, in accordance with the terms of this Agreement. The termination of a Defaulting Lender’s Commitment pursuant to this Section 2.08(c) shall not be deemed to be a waiver of any right that any Borrower, Administrative Agent, any Issuing Lender or any other Lender may have against such Defaulting Lender. (d) Termination Date; Optional Extensions. (i) (x) The 2028 Revolving Commitments shall terminate on the 2028 Termination Date and (y) the 2029 Revolving Commitments shall terminate on the 2029 Termination Date. (ii) Following the Amendment No. 3 Effective Date, the Borrowers may, by sending an Extension Letter to the Administrative Agent (in which case the Administrative Agent shall promptly deliver a copy to each of the applicable Lenders), not less than thirty (30) nor more than ninety (90) days prior to each anniversary of the Effective Date (such anniversary, the “Extension Date”) request, but on not more than two occasions during the term of the revolving credit facilities hereunder, that the applicable Lenders extend the 2028 Termination Date or 2029 Termination Date then in effect (the “Current Termination Date”) so that it will occur up to one year after the applicable Current Termination Date. Each applicable Lender, acting in its sole discretion, may, by notice to the Administrative Agent given no later than fifteen (15) days prior to each anniversary of the Effective Date, as applicable (the “Election Date”), advise the Administrative Agent in writing whether or not it agrees to such extension with respect to its applicable Commitments (each Lender to respond negatively to such request being referred to herein as a “Non-Extending Lender”); provided, that, any Lender not responding to such request within such time period shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to agree. (iii) (A)(1) with respect to an extension of the 2028 Revolving Commitments, if Lenders holding 2028 Revolving Commitments that aggregate at least 51% of the aggregate 2028 Revolving Commitments of the 2028 Revolving Lenders on or prior to the Election Date shall not have agreed to extend the 2028 Termination Date, then the Current Termination Date shall not be so extended and the outstanding principal balance of all loans and other amounts payable hereunder shall be due and payable on the Current Termination Date and (2) with respect to an extension of the 2029 Revolving Commitments, if Lenders holding 2029 Revolving Commitments that aggregate at least 51% of the aggregate 2029 Revolving Commitments of the 2029 Revolving Lenders on or prior to the Election Date shall not have agreed to extend the 2029 Termination Date, then the Current Termination Date shall not be so extended and the outstanding principal balance of all loans and other amounts payable hereunder shall be due and payable on the Current Termination Date and (B)(1) with respect to an extension of the 2028 Revolving Commitments, if (and only if) Lenders holding 2028 Revolving Commitments that aggregate at least 51% of the aggregate 2028 Revolving Commitments of the 2028 Revolving Lenders on or prior to the Election Date shall have agreed to extend the Current Termination Date, then the Termination Date applicable to the 2028 Revolving Lenders that are Extending Lenders shall, as of the Extension Date, be the day that is one year after the Current Termination Date and (2) with respect to an extension of the 2029 Revolving Commitments, if (and only if) Lenders holding 2029 Revolving Commitments that aggregate at least 51% of the aggregate 2029 Revolving Commitments of the 2029 Revolving Lenders on or prior to the Election Date shall have agreed to extend the Current Termination Date, then the Termination Date applicable to the 2029 Revolving Lenders that are Extending Lenders shall, as of the Extension Date, be the day that is up to one year after the Current Termination Date. In the event of such extension, the Commitment of each Non-Extending Lender shall terminate on the Current Termination Date applicable to such Non-Extending Lender, all

38 Loans and other amounts payable hereunder to such Non-Extending Lender shall become due and payable on such Current Termination Date and the aggregate Commitments of the Lenders hereunder shall be reduced by the aggregate Commitments of Non-Extending Lenders so terminated on and after such Current Termination Date. Each Non-Extending Lender shall be required to maintain its original Commitment up to the Termination Date, or Current Termination Date, as applicable, to which such Non-Extending Lender had previously agreed. (iv) In the event that the conditions of clause (B) of paragraph (iii) above have been satisfied, the Borrowers shall have the right on or before the applicable Extension Date, at its own expense, to require any Non-Extending Lender to transfer and assign without recourse or representation (except as to title and the absence of Liens created by it) (in accordance with and subject to the restrictions contained in Section 9.06(c)) all its interests, rights and obligations under the Loan Documents (including with respect to any Letter of Credit Liabilities) to one or more Eligible Assignees (which may include any Lender) (each, an “Additional Commitment Lender”), provided, that (x) such Additional Commitment Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent, the Swingline Lender and the Issuing Lenders (not to be unreasonably withheld), (y) such assignment shall become effective as of the applicable Extension Date and (z) the Additional Commitment Lender shall pay to such Non-Extending Lender in immediately available funds on the effective date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Non-Extending Lender hereunder and all other amounts accrued for such Non-Extending Lender’s account or owed to it hereunder. (v) Notwithstanding the foregoing, no extension of the Termination Date shall become effective unless, on the applicable Extension Date, (i) the conditions set forth in Section 4.02 shall be satisfied (with all references in such paragraphs to the making of a Loan or issuance of a Letter of Credit being deemed to be references to the extension of the Commitments on the Extension Date), (ii) any necessary governmental, regulatory and third party approvals required to authorize the extension of the applicable Termination Date shall be in full force and effect, in each case without any action being taken by any competent authority which could restrain or prevent such transaction or impose, in the reasonable judgment of the Administrative Agent, materially adverse conditions upon the consummation of the extension of the applicable Termination Date and (iii) the Administrative Agent shall have received (a) a certificate to that effect, with any necessary governmental, regulatory or third party approvals, if any, attached thereto, dated the applicable Extension Date and executed by an Authorized Officer of each Borrower and (b) opinions of counsel for each of the Loan Parties, addressed to the Administrative Agent and each Lender, dated the applicable Extension Date, in form and substance satisfactory to the Administrative Agent. (e) Redetermination of Commitment Ratios. On the date of termination of the Commitment of a Retiring Lender or Defaulting Lender pursuant to Section 2.08(b) or (c), or, if the applicable Termination Date has been extended pursuant to Section 2.08(d) with respect to some, but not all, 2028 Revolving Lenders or 2029 Revolving Lenders, as applicable, the date on which the applicable Current Termination Date with respect to Non-Extending Lenders occurs, the Commitment Ratios of the Continuing Lenders or the Extending Lenders, as applicable, shall be redetermined after giving effect thereto, and the participations of the Continuing Lenders or the Extending Lenders, as applicable, in and obligations of the Continuing Lenders or Extending Lenders, as applicable, in respect of any then outstanding Swingline Loans and Letters of Credit shall thereafter be based upon such redetermined Commitment Ratios (as adjusted pursuant to Sections 2.19 and 2.20). The right of the Borrowers to effect such a termination pursuant to Section 2.08(b) or (c) is conditioned on there being sufficient unused availability in the Commitments of the Continuing Lenders such that the aggregate Revolving Outstandings will not exceed the aggregate Commitments after giving effect to such termination and redetermination.

39 (f) Changes to Sublimits. (i) The Borrowers and the Guarantor may collectively, upon not less than three Business Days’ notice to the Administrative Agent, reallocate amounts of the Commitments among the respective Sublimits of the Borrowers (i.e., reduce the Sublimit of one Borrower and increase the Sublimit of the other Borrower by the same aggregate amount); provided (i) each Sublimit shall be a multiple of $5,000,000 at all times, (ii) a Borrower’s Sublimit may not be reduced to an amount less than the Borrower Revolving Outstandings of such Borrower, (iii) a Borrower’s Sublimit may not be increased to an amount greater than its Maximum Sublimit and a Borrower’s Sublimit may not be decreased to an amount less than its Minimum Sublimit, (iv) the sum of the Sublimits of the respective Borrowers shall at all times equal the aggregate amount of the Commitments and (v) any such increase in a Borrower’s Sublimit shall be accompanied or preceded by evidence reasonably satisfactory to the Administrative Agent as to appropriate corporate authorization therefor. (ii) A Borrower may, upon not less than three Business Days’ notice to the Administrative Agent in form and substance satisfactory to the Administrative Agent, reduce or increase its Maximum Sublimit or Minimum Sublimit if such modification is required or requested by any Governmental Authority having jurisdiction over such Borrower, or otherwise required by any authorization, consent or approval of any Governmental Authority, to the amount so requested or required by such Governmental Authority; provided that any such reduction or increase in a Borrower’s Maximum Sublimit or Minimum Sublimit shall be accompanied or preceded by evidence of the applicable Governmental Authority’s request, order or requirement therefor. (iii) On the 2028 Termination Date, each Borrower’s Sublimit shall be reduced on a pro rata basis by the amount of 2028 Revolving Commitments terminated pursuant to Section 2.08(d)(i); provided that, if after giving effect to such reduction in each Borrower’s Sublimit pursuant to this Section 2.08(f)(iii), the Borrower Revolving Outstandings of any Borrower exceeds such Borrower’s Sublimit, the applicable Borrower shall immediately prepay the aggregate principal amount of Revolving Loans or Swingline Loans, such that the applicable Borrower Revolving Outstandings no longer exceeds such applicable Borrower’s Sublimit. (iv) The Sublimit of NEC shall automatically be reduced to $0 on December 6, 2028, unless the NEC Termination Date has been extended pursuant to the Automatic Extension; provided that, if the NEC Termination Date has been extended pursuant to the Automatic Extension, NEC’s Sublimit shall be reduced in accordance with clause (iii) above. Section 2.09 Maturity of Loans; Mandatory Prepayments. (a) Scheduled Repayments and Prepayments of Loans; Overline Repayments. (i) (1) The 2028 Revolving Loans shall mature on the 2028 Termination Date, and any 2028 Revolving Loans then outstanding (together with accrued interest thereon and fees in respect thereof) shall be due and payable and (2) the 2029 Revolving Loans shall mature on the 2029 Termination Date, and any 2029 Revolving Loans, Swingline Loans and Letter of Credit Liabilities then outstanding (together with accrued interest thereon and fees in respect thereof) shall be due and payable or, in the case of Letters of Credit, cash collateralized pursuant to Section 2.09(a)(ii), on such date; provided, that with respect to any Revolving Loans of NEC, such Revolving Loans shall mature on the NEC Termination Date, and any Revolving Loans, Swingline Loans and Letter of Credit Liabilities, in each case of NEC, then outstanding (together with accrued interest thereon and fees in respect thereof) shall become due and payable, or in the case of Letters

40 of Credit issued for the account of NEC, cash collateralized pursuant to Section 2.09(a)(ii) on such date. (ii) If on any date (i) the aggregate 2028 Revolving Outstandings exceed the aggregate amount of the 2028 Revolving Commitments (such excess, a “2028 Revolving Outstandings Excess”), (ii) the aggregate 2029 Revolving Outstandings exceed the aggregate amount of the 2029 Revolving Commitments (such excess, a “2029 Revolving Outstandings Excess”) or (iii) the Borrower Revolving Outstandings of any Borrower exceed such Borrower’s Sublimit (such excess in each case, a “Borrower Revolving Outstandings Excess”), the applicable Borrower shall prepay, and there shall become due and payable (together with accrued interest thereon) on such date, an aggregate principal amount of Revolving Loans and/or Swingline Loans equal to such Revolving Outstandings Excess. If, at a time when a Revolving Outstandings Excess exists and (x) no Revolving Loans or Swingline Loans are outstanding or (y) the Commitment has been terminated pursuant to this Agreement and, in either case, any Letter of Credit Liabilities remain outstanding, then, in either case, each Borrower shall cash collateralize any Letter of Credit Liabilities attributable to Letters of Credit issued for the account of such Borrower by depositing into a cash collateral account established and maintained (including the investments made pursuant thereto) by the Administrative Agent pursuant to a cash collateral agreement in form and substance satisfactory to the Administrative Agent an amount in cash equal to the then outstanding Letter of Credit Liabilities. In determining Revolving Outstandings for purposes of this clause (ii), Letter of Credit Liabilities shall be reduced to the extent that they are cash collateralized as contemplated by this Section 2.09(a)(ii). (b) Applications of Prepayments and Reductions. (i) (1) Each payment or prepayment of 2028 Revolving Loans pursuant to this Section 2.09 shall be applied ratably to the respective 2028 Revolving Loans of all the 2028 Revolving Lenders and (2) each payment or prepayment of 2029 Revolving Loans pursuant to this Section 2.09 shall be applied ratably to the respective 2029 Revolving Loans of all of the 2029 Revolving Lenders. (ii) Each payment of principal of the Loans shall be made together with interest accrued on the amount repaid to the date of payment. (iii) Each payment of the Loans shall be applied to such Groups of Loans as the applicable Borrower may designate (or, failing such designation, as determined by the Administrative Agent). Section 2.10 Optional Prepayments and Repayments. (a) Prepayments of Loans. Other than in respect of Swingline Loans, the repayment of which is governed pursuant to Section 2.02(b), subject to Section 2.12, each Borrower may (i) upon at least one (1) Business Day’s notice to the Administrative Agent, prepay any Base Rate Borrowing or (ii) upon at least three (3) Business Days’ notice to the Administrative Agent, prepay any Term SOFR Borrowing, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger integral multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. From the Amendment No. 3 Effective Date until the 2028 Termination Date, each such optional prepayment shall be applied to prepay ratably the 2028 Revolving Loans and the 2029 Revolving Loans and following the 2028 Termination Date, each such optional prepayment shall be applied to prepay ratably the 2029 Revolving Loans of the several 2029 Revolving Lenders.

41 (b) Notice to Lenders. Upon receipt of a notice of prepayment pursuant to Section 2.10(a), the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender’s ratable share (if any) of such prepayment, and such notice shall not thereafter be revocable by the applicable Borrower. Section 2.11 General Provisions as to Payments. (a) Payments by the Borrowers. Each Borrower shall make each payment of principal of and interest on the Loans and Letter of Credit Liabilities and fees hereunder (other than fees payable directly to the Issuing Lenders), in each case, owing by such Borrower, not later than 12:00 Noon (Charlotte, North Carolina time) on the date when due, without set-off, counterclaim or other deduction, in Federal or other funds immediately available in Charlotte, North Carolina, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Lender its ratable share of each such payment received by the Administrative Agent for the account of the Lenders. Whenever any payment of principal of or interest on the Base Rate Loans or Letter of Credit Liabilities or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. Whenever any payment of principal of or interest on the Term SOFR Loans shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. (b) Distributions by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Lenders hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date, and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the applicable Borrower shall not have so made such payment, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate. Section 2.12 Funding Losses. If any Borrower makes any payment of principal with respect to any Term SOFR Loan pursuant to the terms and provisions of this Agreement (any conversion of a Term SOFR Loan to a Base Rate Loan pursuant to Section 2.18 being treated as a payment of such Term SOFR Loan on the date of conversion for purposes of this Section 2.12) on any day other than the last day of the Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.06(c), or if any Borrower fails to borrow, convert or prepay any Term SOFR Loan after notice has been given in accordance with the provisions of this Agreement, or in the event of payment in respect of any Term SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the applicable Borrower pursuant to Section 2.08(b), such Borrower shall reimburse each Lender within fifteen (15) days after demand for any resulting loss or expense incurred by it (and by an existing Participant in the related Loan), including, without limitation, any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow or prepay; provided, that such Lender shall have delivered to such Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error. Section 2.13 Computation of Interest and Fees. Interest on Loans based on the Prime Rate hereunder and Letter of Credit Fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed. All other interest and fees shall be computed on

42 the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Section 2.14 Basis for Determining Interest Rate Inadequate, Unfair or Unavailable. (a) Circumstances Affecting Benchmark Availability. Subject to clause (c) below, in connection with any request for a Term SOFR Loan, Swingline Loan, a conversion to or a continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining Term SOFR or Adjusted Term SOFR, for the applicable Interest Period with respect to a proposed Term SOFR Loan or Swingline Loan on or prior to the first day of such Interest Period or (ii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that Term SOFR or Adjusted Term SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during the applicable Interest Period and the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrowers. Upon notice thereof by the Administrative Agent to the Borrowers, any obligation of the Lenders to make Term SOFR Loans or Swingline Loans, and any right of the Borrowers to convert or continue any Loan as a Term SOFR Loan, shall be suspended (to the extent of the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrowers may revoke any pending request for a borrowing of, conversion to or continuation of Term SOFR Loans or Swingline Loans (to the extent of the affected Interest Periods) or, failing that, in the case of any request for a borrowing of an affected Term SOFR Loan or Swingline Loan, the Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (B) any outstanding affected Term SOFR Loans or Swingline Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrowers shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 9.03. (b) Laws Affecting Benchmark Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Applicable Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Applicable Lending Offices) to honor its obligations hereunder to make or maintain any Term SOFR Loan, or to determine or charge interest based upon the Term SOFR Reference Rate, Term SOFR or Adjusted Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrowers and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies the Borrowers that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make Term SOFR Loans or Swingline Loans for the affected Interest Period, and any right of the Borrowers to convert any Loan to a Term SOFR Loan or continue any Loan as a Term SOFR Loan for the affected Interest Period shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (iii) of the definition of “Base Rate”. Upon receipt of an Illegality Notice, the Borrowers shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term SOFR Loans or Swingline Loans to Base Rate Loans (if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (iii) of the definition of “Base Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Term SOFR Loans or Swingline Loans to such day, or

43 immediately, if any Lender may not lawfully continue to maintain such Term SOFR Loans or Swingline Loans to such day. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 9.03. (c) Benchmark Replacement Setting. (i) Benchmark Replacement. (A) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrowers may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrowers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.14(c)(i)(A) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrowers of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.14(c)(iv) below. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or

44 analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, (A) each Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Term SOFR Loans or Swingline Loans, in each case, to be made, converted or continued during any Benchmark Unavailability Period and, failing that, each Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (B) any outstanding affected Term SOFR Loans or Swingline Loans, if applicable, will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such conversion, each Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 9.03. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. Section 2.15 [Reserved]. Section 2.16 Increased Cost and Reduced Return. (a) Increased Costs. If after the Effective Date, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall (i) impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance assessment or similar requirement against Letters of Credit issued or participated in by, assets of, deposits with or for the account of or credit extended by, any Lender (or its Applicable Lending Office), (ii) subject any Lender or the Issuing Lender to any Tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Loan made by it, or change the basis of taxation of payments to such Lender or the Issuing Lender in respect thereof (other than (A) Indemnified Taxes, (B) Other Taxes, (C) the imposition of, or any change in the rate of, any Taxes described in clause (i)(a) and clauses (ii) through (iv) of the definition of Indemnified Taxes in Section 2.17(a), (D) Connection Income Taxes, and (E) Taxes attributable to a Lender’s or an Issuing Lender’s failure to comply with Section 2.17(e)) or (iii) impose on any Lender (or its Applicable Lending Office) or on the United States market for certificates of deposit any other condition affecting its Term SOFR Loans, SOFR Market Index Rate Loans, Notes, obligation to make Term SOFR Loans or SOFR Market Index Rate Loans or obligations hereunder in respect of Letters of Credit, and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making or maintaining any Term SOFR Loan or SOFR Market Index Rate Loan, or of issuing or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or under its Notes with respect thereto, then, within fifteen (15) days after demand by such Lender (with a copy to the Administrative Agent), the Borrowers (pro rata in accordance with their

45 respective applicable Sublimits), or to the extent attributable to a particular Borrower, such Borrower, shall pay to such Lender such additional amount or amounts, as determined by such Lender in good faith, as will compensate such Lender for such increased cost or reduction, solely to the extent that any such additional amounts were incurred by the Lender within ninety (90) days of such demand. (b) Capital Adequacy. If any Lender shall have determined that, after the Effective Date, the adoption of any applicable law, rule or regulation regarding capital adequacy or liquidity, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender (or any Person controlling such Lender) as a consequence of such Lender’s obligations hereunder to a level below that which such Lender (or any Person controlling such Lender) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy), then from time to time, within fifteen (15) days after demand by such Lender (with a copy to the Administrative Agent), the Borrowers (pro rata in accordance with their respective applicable Sublimits), or to the extent attributable to a particular Borrower, such Borrower, shall pay to such Lender such additional amount or amounts as will compensate such Lender (or any Person controlling such Lender) for such reduction, solely to the extent that any such additional amounts were incurred by the Lender within ninety (90) days of such demand. (c) Notices. Each Lender will promptly notify each Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the Effective Date, that will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate of any Lender claiming compensation under this Section and setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. (d) Notwithstanding anything to the contrary herein, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in law” under this Article II regardless of the date enacted, adopted or issued. Section 2.17 Taxes. (a) Payments Net of Certain Taxes. Any and all payments made by or on account of any Loan Party to or for the account of any Lender or any Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all Taxes, excluding: (i) Taxes imposed on or measured by the net income (including branch profits or similar Taxes) of, and gross receipts, franchise or similar Taxes imposed on, any Agent or any Lender (a) by the jurisdiction (or subdivision thereof) under the laws of which such Lender or Agent is organized or in which its principal office is located or, in the case of each Lender, in which its Applicable Lending Office is located or (b) that are Other Connection Taxes, (ii) in the case of each Lender, any United States withholding Tax imposed on such payments, but only to the extent that such Lender is subject to United States withholding Tax at the time such Lender first becomes a party to this Agreement or changes its Applicable Lending Office (other than pursuant to an assignment request by any Loan Party under Section 2.08(b) or (d)), (iii) any backup withholding Tax

46 imposed by the United States (or any state or locality thereof) on a Lender or Administrative Agent, and (iv) any Taxes imposed by FATCA (all such nonexcluded Taxes being hereinafter referred to as “Indemnified Taxes”). If any Loan Party shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Lender or any Agent, (i) if the Tax represents an Indemnified Tax, the sum payable shall be increased as necessary so that after making all such required deductions (including deductions applicable to additional sums payable under this Section 2.17(a)) such Lender or Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions, (iii) such Loan Party shall pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with applicable law and (iv) such Loan Party shall furnish to the Administrative Agent, for delivery to such Lender, the original or a certified copy of a receipt evidencing payment thereof. (b) Other Taxes. In addition, each Applicable Loan Party agrees to pay any and all present or future stamp, court or documentary Taxes and any other excise or property Taxes, which arise from any payment made by such Applicable Loan Party pursuant to this Agreement, any Note or any other Loan Document or from the execution, delivery, performance, registration or enforcement of, or otherwise with respect to, this Agreement, any Note or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment pursuant to Section 2.08(b) or (d)) (collectively, “Other Taxes”). (c) Indemnification. Each applicable Loan Party agrees to, severally and not jointly, indemnify each Lender and each Agent for the full amount of Indemnified Taxes and Other Taxes (including, without limitation, any Indemnified Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 2.17(c)) applicable to such Applicable Loan Party, whether or not correctly or legally asserted, paid by such Lender or Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto as certified in good faith to the applicable Loan Party by each Lender or Agent seeking indemnification pursuant to this Section 2.17(c). This indemnification shall be paid within 15 days after such Lender or Agent (as the case may be) makes demand therefor. (d) Refunds or Credits. If a Lender or Agent receives a refund, credit or other reduction from a taxation authority or other Governmental Authority for any Indemnified Taxes or Other Taxes for which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 2.17, it shall within fifteen (15) days from the date of such receipt pay over the amount of such refund, credit or other reduction to the applicable Loan Party (but only to the extent of indemnity payments made or additional amounts paid by the Loan Parties under this Section 2.17 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund, credit or other reduction), net of all reasonable out-of-pocket expenses of such Lender or Agent (as the case may be) and without interest (other than interest paid by the relevant taxation authority with respect to such refund, credit or other reduction); provided, however, that each Applicable Loan Party agrees to repay, upon the request of such Lender or Agent (as the case may be), the amount paid over to the applicable Loan Party (plus penalties, interest or other charges imposed by the relevant taxation authority or other Governmental Authority) to such Lender or Agent in the event such Lender or Agent is required to repay such refund or credit to such taxation authority or other Governmental Authority. (e) Tax Forms and Certificates. On or before the date it becomes a party to this Agreement, from time to time thereafter if reasonably requested by any Borrower or the Administrative Agent, and at any time it changes its Applicable Lending Office: (i) each Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code shall deliver to such Borrower and the Administrative Agent two (2) properly completed and duly executed copies of Internal Revenue Service Form W-9, or any successor form prescribed by the Internal Revenue Service, or such other documentation

47 or information prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent, as the case may be, certifying that such Lender is a United States person and is entitled to an exemption from United States backup withholding Tax or information reporting requirements; and (ii) each Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a “Non-U.S. Lender”) shall deliver to such Borrower and the Administrative Agent: (A) two (2) properly completed and duly executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, or any successor form prescribed by the Internal Revenue Service, (x) certifying that such Non-U.S. Lender is entitled to the benefits under an income tax treaty to which the United States is a party which exempts the Non-U.S. Lender from United States withholding Tax or reduces the rate of withholding Tax on payments of interest for the account of such Non-U.S. Lender and (y) with respect to any other applicable payments under or entered into in connection with any Loan Document establishing an exemption from, or reduction of, United States withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) two (2) properly completed and duly executed copies of Internal Revenue Service Form W-8ECI, or any successor form prescribed by the Internal Revenue Service, certifying that the income receivable pursuant to this Agreement and the other Loan Documents is effectively connected with the conduct of a trade or business in the United States; (C) in the case of a Non- U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Internal Revenue Code, two (2) properly completed and duly executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, or any successor form prescribed by the Internal Revenue Service, together with a certificate to the effect that (x) such Non-U.S. Lender is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (2) a “10-percent shareholder” of any Loan Party within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, or (3) a “controlled foreign corporation” that is described in Section 881(c)(3)(C) of the Internal Revenue Code and is related to any Loan Party within the meaning of Section 864(d)(4) of the Internal Revenue Code and (y) the interest payments in question are not effectively connected with a U.S. trade or business conducted by such Non- U.S. Lender; or (D) to the extent the Non-U.S. Lender is not the beneficial owner, one (1) properly completed and duly executed copy of Internal Revenue Service Form W-8IMY, or any successor form prescribed by the Internal Revenue Service, accompanied by an Internal Revenue Service Form W-8ECI, W-8BEN, W-8BEN-E, W-9, and/or other certification documents from each beneficial owner, as applicable. If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the applicable Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the applicable Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the applicable Borrower or the Administrative Agent as may be necessary for the Loan Parties and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. For purposes of determining withholding Taxes imposed under FATCA, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and any Loan or Letter of Credit issued under or pursuant to this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the applicable Borrower and the Administrative Agent two new accurate and complete signed originals of Internal Revenue Service Form W-9, W-8BEN, W-8BEN-E, W-8ECI or W-8IMY or FATCA-related documentation described above, or successor forms, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding

48 Tax with respect to payments under this Agreement and any other Loan Document, or it shall immediately notify the applicable Borrower and the Administrative Agent of its inability to deliver any such form or certificate. (f) Exclusions. No Loan Party shall be required to indemnify any Non-U.S. Lender, or to pay any additional amount to any Non-U.S. Lender, pursuant to Section 2.17(a), (b) or (c) in respect of Indemnified Taxes or Other Taxes to the extent that the obligation to indemnify or pay such additional amounts would not have arisen but for the failure of such Non-U.S. Lender to comply with the provisions of subsection (e) above. (g) Mitigation. If any Loan Party is required to pay additional amounts to or for the account of any Lender pursuant to this Section 2.17, then such Lender will use reasonable efforts (which shall include efforts to rebook the Revolving Loans held by such Lender to a new Applicable Lending Office, or through another branch or affiliate of such Lender) to change the jurisdiction of its Applicable Lending Office if, in the good faith judgment of such Lender, such efforts (i) will eliminate or, if it is not possible to eliminate, reduce to the greatest extent possible any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous, in the sole determination of such Lender, to such Lender. Any Lender claiming any indemnity payment or additional amounts payable pursuant to this Section shall use reasonable efforts (consistent with legal and regulatory restrictions) to deliver to the applicable Borrower any certificate or document reasonably requested in writing by the applicable Borrower or to change the jurisdiction of its Applicable Lending Office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender. (h) Confidentiality. Nothing contained in this Section shall require any Lender or any Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary). Section 2.18 Base Rate Loans Substituted for Affected Term SOFR Loans. If (a) [reserved] or (b) any Lender has demanded compensation under Section 2.16(a) with respect to its Term SOFR Loans and, in any such case, the applicable Borrower shall, by at least four Business Days’ prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until such Lender notifies such Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply: (i) all Loans which would otherwise be made by such Lender as (or continued as or converted into) Term SOFR Loans shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Term SOFR Loans of the other Lenders); and (ii) after each of its Term SOFR Loans has been repaid, all payments of principal that would otherwise be applied to repay such Loans shall instead be applied to repay its Base Rate Loans. If such Lender notifies the applicable Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a Term SOFR Loan on the first day of the next succeeding Interest Period applicable to the related Term SOFR Loans of the other Lenders.

49 Section 2.19 Increases in Commitments. (a) Subject to the terms and conditions of this Agreement, on and from the Effective Date, the Borrowers may, by delivering to the Administrative Agent and the Lenders a Notice of Revolving Increase in the form of Exhibit E, request increases to the Lenders’ Commitments (each such request, an “Optional Increase”); provided that: (i) the Borrowers may not request any increase to the Commitments after the occurrence and during the continuance of a Default; (ii) each Optional Increase shall be in a minimum amount of $50,000,000 and (iii) the aggregate amount of all Optional Increases shall be no more than the Accordion Amount. (b) Each Lender may, but shall not be obligated to, participate in any Optional Increase, subject to the approval of each Issuing Lender and the Swingline Lender (such approval not to be unreasonably withheld), and the decision of any Lender to commit to an Optional Increase shall be at such Lender’s sole discretion and shall be made in writing. The Borrowers may, at their own expense, solicit additional Commitments from third party financial institutions reasonably acceptable to the Administrative Agent, the Swingline Lender and the Issuing Lenders. Any such financial institution (if not already a Lender hereunder) shall become a party to this Agreement as a Lender, pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrowers. (c) As a condition precedent to the Optional Increase, the Loan Parties shall deliver to the Administrative Agent a certificate of the Loan Parties dated the effective date of the Optional Increase, signed by Authorized Officers of each Loan Party, certifying that: (i) the resolutions adopted by each Loan Party approving or consenting to such Optional Increase are attached thereto and such resolutions are true and correct and have not been altered, amended or repealed and are in full force and effect, (ii) before and after giving effect to the Optional Increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects) on and as of the effective date of the Optional Increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent any such representation and warranty was qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty was true and correct in all respects) as of such earlier date, and (B) that no Default exists, is continuing, or would result from the Optional Increase and (iii) any necessary governmental, regulatory and third party approvals required to approve the Optional Increase, are attached thereto and remain in full force and effect, in each case without any action being taken by any competent authority which could restrain or prevent such transaction or impose, in the reasonable judgment of the Administrative Agent, materially adverse conditions upon the consummation of the Optional Increase. (d) The Revolving Outstandings will be reallocated by the Administrative Agent on the effective date of any Optional Increase among the Lenders in accordance with their revised Commitment Ratios, and the applicable Borrower hereby agrees to pay any and all costs (if any) required pursuant to Section 2.12 incurred by any Lender in connection with the exercise of the Optional Increase. Each of the Lenders shall participate in any new Loans made on or after such date in accordance with their respective Commitment Ratios after giving effect to the increase in Commitments contemplated by this Section 2.19. (e) In connection with any increase in the aggregate amount of the Commitments pursuant to this Section 2.19, the respective Sublimits of each Borrower shall be increased by an equal aggregate amount as the Borrowers may direct by notice to the Administrative Agent, subject to the limitations set forth in Section 2.08(f); provided that a Borrower’s Sublimit shall at no time exceed such Borrower’s Maximum Sublimit.

50 Section 2.20 Defaulting Lenders. (a) Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (i) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.07(a); (ii) with respect to any Letter of Credit Liabilities or Swingline Exposure of such Defaulting Lender that exists at the time a Lender becomes a Defaulting Lender or thereafter: (A) all or any part of such Defaulting Lender’s Letter of Credit Liabilities and its Swingline Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Commitment Ratios (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at such time and (y) such reallocation does not cause the Revolving Outstandings of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment; (B) if the reallocation described in clause (ii)(A) above cannot, or can only partially, be effected, each Issuing Lender and the Swingline Lender, in its discretion may require the applicable Borrower to (i) reimburse all amounts paid by an Issuing Lender upon any drawing under a Letter of Credit issued for its account, (ii) repay an outstanding Swingline Loan made to it, and/or (iii) cash collateralize (in accordance with Section 2.09(a)(ii)) all obligations of such Defaulting Lender in respect of outstanding Letters of Credit issued for its account and Swingline Loans made to it, in each case, in an amount at least equal to the aggregate amount of the obligations (contingent or otherwise) of such Defaulting Lender in respect of such Letters of Credit or Swingline Loans (after giving effect to any partial reallocation pursuant to Section 2.20(a)(ii)(A) above); (iii) if the applicable Borrower cash collateralizes any portion of such Defaulting Lender’s pursuant to Section 2.20(a)(ii)(B) then such Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.07(b) with respect to such Defaulting Lender’s Letter of Credit Liabilities during the period such Defaulting Lender’s Letter of Credit Liabilities are cash collateralized; (iv) if the Letter of Credit Liabilities and/or Swingline Exposure of the Non-Defaulting Lenders is reallocated pursuant to Section 2.20(a)(ii)(A) above, then the fees payable to the Lenders pursuant to Section 2.07(a) and Section 2.07(b) shall be adjusted in accordance with such Non- Defaulting Lenders’ Commitment Ratios (calculated without regard to such Defaulting Lender’s Commitment); and (v) if any Defaulting Lender’s Letter of Credit Liabilities and/or Swingline Exposure is neither reimbursed, repaid, cash collateralized nor reallocated pursuant to this Section 2.20(a)(ii), then, without prejudice to any rights or remedies of the Issuing Lenders, the Swingline Lender or any other Lender hereunder, all fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such Letter of Credit Liabilities and/or Swingline Exposure) and letter of credit fees payable under Section 2.07(b) with respect to such Defaulting Lender’s Letter of Credit Liabilities

51 shall be payable to the Issuing Lenders and the Swingline Lender, pro rata, until such Letter of Credit Liabilities and/or Swingline Exposure is cash collateralized, reallocated and/or repaid in full. (b) So long as any Lender is a Defaulting Lender, (i) no Issuing Lender shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Commitments of the Non-Defaulting Lenders and/or cash collateral will be provided by the applicable Borrower in accordance with Section 2.20(a), and participating interests in any such newly issued or increased Letter of Credit shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 3.05 (and Defaulting Lenders shall not participate therein) and (ii) the Swingline Lender shall not be required to advance any Swingline Loan, unless it is satisfied that the related exposure will be 100% covered by the Commitments of the Non-Defaulting Lenders. ARTICLE III LETTERS OF CREDIT Section 3.01 Issuing Lenders. Subject to the terms and conditions hereof, the Borrowers may from time to time identify and arrange for one or more of the Lenders (in addition to the JLA Issuing Banks) to act as Issuing Lenders hereunder. Any such designation by the Borrowers shall be notified to the Administrative Agent at least four Business Days prior to the first date upon which the Borrowers propose that such Issuing Lender issue its first Letter of Credit, so as to provide adequate time for such proposed Issuing Lender to be approved by the Administrative Agent hereunder (such approval not to be unreasonably withheld). Within two Business Days following the receipt of any such designation of a proposed Issuing Lender, the Administrative Agent shall notify the Borrowers as to whether such designee is acceptable to the Administrative Agent. Nothing contained herein shall be deemed to require any Lender (other than a JLA Issuing Bank) to agree to act as an Issuing Lender, if it does not so desire. Section 3.02 Letters of Credit. (a) Letters of Credit. Each Issuing Lender agrees, on the terms and conditions set forth in this Agreement, to issue Letters of Credit denominated in Dollars from time to time before the fifth Business Day prior to the 2029 Termination Date, for the account, and upon the request, of any Borrower and in support of such obligations of such Borrower or any Affiliate of such Borrower that are reasonably acceptable to such Issuing Lender; provided, that immediately after each Letter of Credit is issued, (A) the aggregate amount of Letter of Credit Liabilities shall not exceed the Aggregate LC Sublimit, (B) the aggregate Revolving Outstandings shall not exceed the aggregate amount of the Commitments and (C) the aggregate fronting exposure of any Issuing Lender shall not exceed its Fronting Sublimit. (b) If any Borrower so requests in any applicable Letter of Credit Request, an Issuing Lender may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such Issuing Lender to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable Issuing Lender, such Borrower shall not be required to make a specific request to the applicable Issuing Lender for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable Issuing Lender to permit the extension of such Letter of Credit at any time to an expiry date not later than five Business Days prior to the Termination Date; provided, however, that no Issuing Lender shall permit any such extension if (A) such Issuing Lender has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 3.04

52 or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the applicable Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing such Issuing Lender not to permit such extension. Section 3.03 Method of Issuance of Letters of Credit. The applicable Borrower shall give an Issuing Lender notice substantially in the form of Exhibit A-3 to this Agreement (a “Letter of Credit Request”) of the requested issuance or extension of a Letter of Credit not later than 1:00 P.M. (Charlotte, North Carolina time) at least one Business Day prior to the proposed date of the issuance or extension of Letters of Credit (which shall be a Business Day) (or such shorter period as may be agreed by such Issuing Lender in any particular instance), specifying the date such Letter of Credit is to be issued or extended and describing the terms of such Letter of Credit and the nature of the transactions to be supported thereby. The extension or renewal of any Letter of Credit shall be deemed to be an issuance of such Letter of Credit, and if any Letter of Credit contains a provision pursuant to which it is deemed to be extended unless notice of termination is given by an Issuing Lender, such Issuing Lender shall timely give such notice of termination unless it has theretofore timely received a Letter of Credit Request and the other conditions to issuance of a Letter of Credit have theretofore been met with respect to such extension. No Letter of Credit shall have a term of more than one year, provided, that no Letter of Credit shall have a term extending or be so extendible beyond the fifth Business Day before the Termination Date, provided that if the Commitments of some, but not all, Lenders shall have been extended pursuant to Section 2.08(d), the “Termination Date” for this purpose shall be the latest Termination Date which is applicable to Commitments aggregating at least to the Aggregate LC Sublimit. Section 3.04 Conditions to Issuance of Letters of Credit. The issuance by an Issuing Lender of each Letter of Credit shall, in addition to the conditions precedent set forth in Article IV, be subject to the conditions precedent that (a) such Letter of Credit shall be satisfactory in form and substance to such Issuing Lender, (b) the applicable Borrower and, if applicable, any such Affiliate of such Borrower, shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as such Issuing Lender shall have reasonably requested and (c) such Issuing Lender shall have confirmed on the date of (and after giving effect to) such issuance that (i) the aggregate outstanding amount of Letter of Credit Liabilities shall not exceed the Aggregate LC Sublimit, (ii) the aggregate Revolving Outstandings will not exceed the aggregate amount of the Commitments, (iii) the Borrower Revolving Outstandings of any Borrower will not exceed such Borrower’s Sublimit and (iv) the aggregate fronting exposure of any Issuing Lender shall not exceed its Fronting Sublimit. Notwithstanding any other provision of this Section 3.04, no Issuing Lender shall be under any obligation to issue any Letter of Credit if: any order, judgment or decree of any governmental authority shall by its terms purport to enjoin or restrain such Issuing Lender from issuing such Letter of Credit, or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such Issuing Lender in good faith deems material to it. Section 3.05 Purchase and Sale of Letter of Credit Participations. Upon the issuance by an Issuing Lender of a Letter of Credit, such Issuing Lender shall be deemed, without further action by any party hereto, to have sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have purchased from such Issuing Lender, without recourse or warranty, an undivided participation interest in such Letter of Credit and the related Letter of Credit Liabilities in accordance with

53 its respective Commitment Ratio (although the Fronting Fee payable under Section 2.07(b) shall be payable directly to the Administrative Agent for the account of the applicable Issuing Lender, and the Lenders (other than such Issuing Lender) shall have no right to receive any portion of any such Fronting Fee) and any security therefor or guaranty pertaining thereto. Section 3.06 Drawings under Letters of Credit. Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Lender shall determine in accordance with the terms of such Letter of Credit whether such drawing should be honored. If such Issuing Lender determines that any such drawing shall be honored, such Issuing Lender shall make available to such beneficiary in accordance with the terms of such Letter of Credit the amount of the drawing and shall notify the applicable Borrower as to the amount to be paid as a result of such drawing and the payment date. Section 3.07 Reimbursement Obligations. Each Borrower shall be irrevocably and unconditionally obligated forthwith to reimburse the applicable Issuing Lender for any amounts paid by such Issuing Lender upon any drawing under any Letter of Credit issued for the account of such Borrower, together with any and all reasonable charges and expenses which such Issuing Lender may pay or incur relative to such drawing and interest on the amount drawn at the rate applicable to Base Rate Loans for each day from and including the date such amount is drawn to but excluding the date such reimbursement payment is due and payable. Such reimbursement payment shall be due and payable (a) at or before 1:00 P.M. (Charlotte, North Carolina time) on the date the applicable Issuing Lender notifies such Borrower of such drawing, if such notice is given at or before 10:00 A.M. (Charlotte, North Carolina time) on such date or (b) at or before 10:00 A.M. (Charlotte, North Carolina time) on the next succeeding Business Day; provided, that no payment otherwise required by this sentence to be made by such Borrower at or before 1:00 P.M. (Charlotte, North Carolina time) on any day shall be overdue hereunder if arrangements for such payment satisfactory to the applicable Issuing Lender, in its reasonable discretion, shall have been made by such Borrower at or before 1:00 P.M. (Charlotte, North Carolina time) on such day and such payment is actually made at or before 3:00 P.M. (Charlotte, North Carolina time) on such day. In addition, such Borrower agrees to pay to the applicable Issuing Lender interest, payable on demand, on any and all amounts not paid by such Borrower to such Issuing Lender when due under this Section 3.07, for each day from and including the date when such amount becomes due to but excluding the date such amount is paid in full, whether before or after judgment, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day. Each payment to be made by such Borrower pursuant to this Section 3.07 shall be made to the applicable Issuing Lender in Federal or other funds immediately available to it at its address referred to Section 9.01. Section 3.08 Duties of Issuing Lenders to Lenders; Reliance. In determining whether to pay under any Letter of Credit, the applicable Issuing Lender shall not have any obligation relative to the Lenders participating in such Letter of Credit or the related Letter of Credit Liabilities other than to determine that any document or documents required to be delivered under such Letter of Credit have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by an Issuing Lender under or in connection with any Letter of Credit shall not create for such Issuing Lender any resulting liability if taken or omitted in the absence of gross negligence or willful misconduct. Each Issuing Lender shall be entitled (but not obligated) to rely, and shall be fully protected in relying, on the representation and warranty by the applicable Borrower set forth in the last sentence of Section 4.02 to establish whether the conditions specified in clauses (b) and (c) of Section 4.02 are met in connection with any issuance or extension of a Letter of Credit. Each Issuing Lender shall be entitled to rely, and shall be fully protected in relying, upon advice and statements of legal counsel, independent accountants and other experts selected by such Issuing Lender and upon any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopier, telex or teletype message, statement, order or other document believed by it in good faith to be

54 genuine and correct and to have been signed, sent or made by the proper Person or Persons, and may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary unless the beneficiary and the applicable Borrower shall have notified such Issuing Lender that such documents do not comply with the terms and conditions of the Letter of Credit. Each Issuing Lender shall be fully justified in refusing to take any action requested of it under this Section in respect of any Letter of Credit unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take, or omitting or continuing to omit, any such action. Notwithstanding any other provision of this Section, each Issuing Lender shall in all cases be fully protected in acting, or in refraining from acting, under this Section in respect of any Letter of Credit in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant hereto shall be binding upon all Lenders and all future holders of participations in such Letter of Credit; provided, that this sentence shall not affect any rights any Borrower may have against any Issuing Lender or the Lenders that make such request. Section 3.09 Obligations of Lenders to Reimburse Issuing Lender for Unpaid Drawings. If any Issuing Lender makes any payment under any Letter of Credit and the applicable Borrower shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 3.07, such Issuing Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Lender (other than the applicable Issuing Lender), and each such Lender shall promptly and unconditionally pay to the Administrative Agent, for the account of such Issuing Lender, such Lender’s share of such payment (determined in accordance with its respective Commitment Ratio) in Dollars in Federal or other immediately available funds, the aggregate of such payments relating to each unreimbursed amount being referred to herein as a “Mandatory Letter of Credit Borrowing”; provided, however, that no Lender shall be obligated to pay to the Administrative Agent its pro rata share of such unreimbursed amount for any wrongful payment made by the applicable Issuing Lender under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence by such Issuing Lender. If the Administrative Agent so notifies a Lender prior to 11:00 A.M. (Charlotte, North Carolina time) on any Business Day, such Lender shall make available to the Administrative Agent at its address referred to in Section 9.01 and for the account of the applicable Issuing Lender such Lender’s pro rata share of the amount of such payment by 3:00 P.M. (Charlotte, North Carolina time) on the Business Day following such Lender’s receipt of notice from the Administrative Agent, together with interest on such amount for each day from and including the date of such drawing to but excluding the day such payment is due from such Lender at the Federal Funds Rate for such day (which funds the Administrative Agent shall promptly remit to such Issuing Lender). The failure of any Lender to make available to the Administrative Agent for the account of an Issuing Lender its pro rata share of any unreimbursed drawing under any Letter of Credit shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Lender its pro rata share of any payment made under any Letter of Credit on the date required, as specified above, but no such Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent for the account of such Issuing Lender such other Lender’s pro rata share of any such payment. Upon payment in full of all amounts payable by a Lender under this Section 3.09, such Lender shall be subrogated to the rights of the applicable Issuing Lender against such Borrower to the extent of such Lender’s pro rata share of the related Letter of Credit Liabilities (including interest accrued thereon). If any Lender fails to pay any amount required to be paid by it pursuant to this Section 3.09 on the date on which such payment is due, interest shall accrue on such Lender’s obligation to make such payment, for each day from and including the date such payment became due to but excluding the date such Lender makes such payment, whether before or after judgment, at a rate per annum equal to (i) for each day from the date such payment is due to the third succeeding Business Day, inclusive, the Federal Funds Rate for such day as determined by the applicable Issuing Lender and (ii) for each day thereafter, the sum of 2% plus the rate applicable to its Base Rate Loans for such day. Any

55 payment made by any Lender after 3:00 P.M. (Charlotte, North Carolina time) on any Business Day shall be deemed for purposes of the preceding sentence to have been made on the next succeeding Business Day. Section 3.10 Funds Received from a Borrower in Respect of Drawn Letters of Credit. Whenever an Issuing Lender receives a payment of a Reimbursement Obligation as to which the Administrative Agent has received for the account of such Issuing Lender any payments from the other Lenders pursuant to Section 3.09 above, such Issuing Lender shall pay the amount of such payment to the Administrative Agent, and the Administrative Agent shall promptly pay to each Lender which has paid its pro rata share thereof, in Dollars in Federal or other immediately available funds, an amount equal to such Lender’s pro rata share of the principal amount thereof and interest thereon for each day after relevant date of payment at the Federal Funds Rate. Section 3.11 Obligations in Respect of Letters of Credit Unconditional. The obligations of each Borrower under Section 3.07 above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances: (a) any lack of validity or enforceability of this Agreement or any Letter of Credit or any document related hereto or thereto; (b) any amendment or waiver of or any consent to departure from all or any of the provisions of this Agreement or any Letter of Credit or any document related hereto or thereto; (c) the use which may be made of the Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting); (d) the existence of any claim, set-off, defense or other rights that such Borrower may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), any Issuing Lender or any other Person, whether in connection with this Agreement or any Letter of Credit or any document related hereto or thereto or any unrelated transaction; (e) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; (f) payment under a Letter of Credit against presentation to an Issuing Lender of a draft or certificate that does not comply with the terms of such Letter of Credit; provided, that the applicable Issuing Lender’s determination that documents presented under such Letter of Credit comply with the terms thereof shall not have constituted gross negligence or willful misconduct of such Issuing Lender; or (g) any other act or omission to act or delay of any kind by any Issuing Lender or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this subsection (g), constitute a legal or equitable discharge of such Borrower’s obligations hereunder. Nothing in this Section 3.11 is intended to limit the right of any Borrower to make a claim against any Issuing Lender for damages as contemplated by the proviso to the first sentence of Section 3.12. Section 3.12 Indemnification in Respect of Letters of Credit. Each Borrower hereby indemnifies and holds harmless each Lender (including each Issuing Lender) and the Administrative Agent from and against any and all claims, damages, losses, liabilities, costs or expenses which such Lender or the Administrative Agent may incur by reason of or in connection with the failure of any other Lender to

56 fulfill or comply with its obligations to such Issuing Lender hereunder (but nothing herein contained shall affect any rights which any Borrower may have against such defaulting Lender), and none of the Lenders (including any Issuing Lender) nor the Administrative Agent, their respective affiliates nor any of their respective officers, directors, employees or agents shall be liable or responsible, by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, including, without limitation, any of the circumstances enumerated in Section 3.11, as well as (i) any error, omission, interruption or delay in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, (ii) any error in interpretation of technical terms, (iii) any loss or delay in the transmission of any document required in order to make a drawing under a Letter of Credit, (iv) any consequences arising from causes beyond the control of such indemnitee, including without limitation, any government acts, or (v) any other circumstances whatsoever in making or failing to make payment under such Letter of Credit; provided, that no Borrower shall be required to indemnify any Issuing Lender for any claims, damages, losses, liabilities, costs or expenses, and each Borrower shall have a claim against such Issuing Lender for direct (but not consequential) damages suffered by it, to the extent found by a court of competent jurisdiction in a final, non-appealable judgment or order to have been caused by (i) the willful misconduct or gross negligence of such Issuing Lender in determining whether a request presented under any Letter of Credit issued by it complied with the terms of such Letter of Credit or (ii) such Issuing Lender’s failure to pay under any Letter of Credit issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, unless payment was prohibited by law, regulation or court order; provided further that any claims, damages, losses, liabilities, costs or expenses attributable to a particular Borrower shall be indemnified solely by such Borrower. Nothing in this Section 3.12 is intended to limit the obligations of any Borrower under any other provision of this Agreement. Section 3.13 ISP98. The rules of the “International Standby Practices 1998” as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit (the “ISP”) shall apply to such Letter of Credit unless otherwise expressly provided in such Letter of Credit. Section 3.14 Amount of Letter of Credit. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time, except that Letter of Credit fees payable as provided in Section 2.07(b) shall be calculated based on the actual amount available for drawing in effect at any time rather than such maximum stated amount. Section 3.15 Reallocation of Risk Participations. On the 2028 Termination Date, all participation interests with respect to Letters of Credit issued hereunder on or prior to the such date shall be reallocated to the 2029 Revolving Lenders in accordance with their pro rata share of the remaining Revolving Commitments; provided that such reallocation shall only be effected to the extent that it would not result in the Revolving Outstandings of any 2029 Revolving Lender exceeding such Lender’s 2029 Revolving Commitment; provided further that if the reallocation in the preceding proviso cannot, or can only partially, be effected as a result of the limitations set forth herein, the Borrower shall, on the 2028 Termination Date, prepay Revolving Loans so that such reallocation can be fully effectuated and/or cash collateralize any Letter of Credit Liabilities by depositing into a cash collateral account established and maintained (including the investments made pursuant thereto) by the Administrative Agent pursuant to a cash collateral agreement in form and substance satisfactory to the Administrative Agent an amount in cash equal to the then outstanding Letter of Credit Liabilities that are not so reallocated.

57 ARTICLE IV CONDITIONS Section 4.01 Conditions to Closing. This Agreement shall become effective on and as of the first date on which the following conditions precedent have been satisfied: (a) This Agreement. The Administrative Agent shall have received counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party) to be held in escrow and to be delivered to the Company upon satisfaction of the other conditions set forth in this Section 4.01. (b) Notes. On or prior to the Effective Date, the Administrative Agent shall have received a duly executed Note for the account of each Lender requesting delivery of a Note pursuant to Section 2.05. (c) Officers’ Certificate. The Administrative Agent shall have received a certificate dated the Effective Date signed on behalf of the Company and the Guarantor by any Authorized Officer stating that (A) on the Effective Date and after giving effect to the Loans and Letters of Credit being made or issued on the Effective Date, no Default shall have occurred and be continuing, and (B) the representations and warranties of the Company and the Guarantor contained in the Loan Documents are true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date. (d) Secretary’s Certificates. On the Effective Date, the Administrative Agent shall have received (i) a certificate of the Secretary of State (or equivalent body) of the jurisdiction of incorporation dated as of a recent date, as to the good standing of each of the Company and the Guarantor and (ii) a certificate of the Secretary or an Assistant Secretary of each of the Company and the Guarantor dated the Effective Date and certifying (A) that attached thereto is a true, correct and complete copy of (x) the articles of incorporation of such Loan Party certified by the Secretary of State (or equivalent body) of the jurisdiction of incorporation of such Loan Party and (y) the bylaws of such Loan Party, (B) as to the absence of dissolution or liquidation proceedings by or against such Loan Party, (C) that attached thereto is a true, correct and complete copy of resolutions adopted by the board of directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party and each other document delivered in connection herewith or therewith and that such resolutions have not been amended and are in full force and effect on the date of such certificate and (D) as to the incumbency and specimen signatures of each officer of each such Loan Party executing the Loan Documents to which such Loan Party is a party or any other document delivered in connection herewith or therewith. (e) Opinions of Counsel. On the Effective Date, the Administrative Agent shall have received from counsel to the Company and the Guarantor, opinions addressed to the Administrative Agent and each Lender, dated the Effective Date, substantially in the form of Exhibit D hereto. (f) Consents. All necessary governmental (domestic or foreign), regulatory and third party approvals, if any, authorizing borrowings hereunder in connection with the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained and remain in full force and effect, in each case without any action being taken by any competent authority which could restrain or prevent such transaction or impose, in the reasonable judgment of the Administrative Agent, materially adverse conditions upon the consummation of such transactions; provided that any such approvals with respect to elections by the Company to increase the Commitment as contemplated by Section 2.19 or extend the

58 applicable Termination Date as contemplated by Section 2.08(d) need not be obtained or provided until the Company makes any such election. (g) Payment of Fees. All costs, fees and expenses due to the Administrative Agent, the Joint Lead Arrangers and the Lenders accrued through the Effective Date (including Commitment Fees, Letter of Credit Fees and such other fees and expenses as set forth in the Fee Letters) shall have been paid in full. (h) Counsel Fees. The Administrative Agent shall have received full payment from the Company of the fees and expenses of Davis Polk & Wardwell LLP described in Section 9.03 which are billed through the Effective Date and which have been invoiced one Business Day prior to the Effective Date. (i) Know Your Customer. The Administrative Agent and each Lender shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and certification with respect to the Beneficial Ownership Regulation for the Borrower if the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, in each case, as has been reasonably requested in writing. (j) Existing Credit Agreement. All principal, interest, fees and other amounts accrued for the accounts of or owed to the lenders under the Existing Credit Agreement (whether or not due at the time) shall have been paid in full and the commitments under such Existing Credit Agreement shall have been terminated. Section 4.02 Conditions to All Credit Events. The obligation of any Lender to make any Loan to a Borrower, and the obligation of any Issuing Lender to issue (or renew or extend the term of) any Letter of Credit for the account of a Borrower, is subject to the satisfaction of the following conditions: (a) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.03, or receipt by an Issuing Lender of a Letter of Credit Request as required by Section 3.03; (b) the fact that, immediately before and after giving effect to such Credit Event, no Default with respect to such Borrower and, in the case of any Credit Event of the Company, with respect to the Guarantor, in each case, shall have occurred and be continuing; and (c) the fact that the representations and warranties of each Applicable Loan Party contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Credit Event, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except for the representations in Section 5.04(c), Section 5.05, Section 5.13, and, in the case of the Guarantor, Section 5.15(a), which representations shall be deemed only to relate to the matters referred to therein on and as of the Effective Date or, in the case of a Credit Event of a Designated Borrower, the applicable Designated Borrower Effective Date. Each Credit Event under this Agreement shall be deemed to be a representation and warranty by the Loan Parties on the date of such Credit Event as to the facts specified in clauses (b) and (c) of this Section. Section 4.03 Conditions to Automatic Extension. The Automatic Extension shall be effective upon the satisfaction, prior to the December 6, 2028, of the following conditions:

59 (a) any necessary governmental or regulatory approvals required to authorize the Automatic Extension shall be in full force and effect, in each case without any action being taken by any competent authority which would restrain or prevent such transaction or impose, in the reasonable judgment of the Administrative Agent, materially adverse conditions upon the consummation of the Automatic Extension; and (b) the Administrative Agent shall have received a certificate of an Authorized Officer of NEC certifying (i) that attached thereto are true, correct and complete copies of any necessary governmental or regulatory approvals required to authorize the Automatic Extension and Borrower’s borrowings under this Agreement after giving effect to the Automatic Extension, and (ii) that no action has been taken by any competent authority which would restrain or prevent the Automatic Extension. ARTICLE V REPRESENTATIONS AND WARRANTIES The Guarantor represents and warrants solely as to itself and the Company, and each Borrower represents and warrants solely as to itself on a several and not joint basis, that: Section 5.01 Status. Such Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the corporate authority to execute and deliver this Agreement and each other Loan Document to which it is a party and perform its obligations hereunder and thereunder. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has the corporate authority to execute and deliver this Agreement and each other Loan Document to which it is a party and perform its obligations hereunder and thereunder. Section 5.02 Authority; No Conflict. The execution, delivery and performance by such Loan Party of this Agreement and each other Loan Document to which it is a party have been duly authorized by all necessary corporate action and do not violate (i) any provision of law or regulation, or any decree, order, writ or judgment, (ii) any provision of its articles of incorporation or bylaws, or (iii) result in the breach of or constitute a default under any indenture or other agreement or instrument to which such Loan Party is a party; provided that any exercise of the option to increase the Commitment or any Sublimit as contemplated in Section 2.19 or Section 2.08(f) or extend the applicable Termination Date as contemplated by Section 2.08(d) or the NEC Termination Date as contemplated in Section 4.03 may require further authorization of such Loan Party’s governing body and may require additional Governmental Authority approvals. Section 5.03 Legality; Etc. This Agreement and each other Loan Document (other than the Notes) to which such Loan Party is a party constitute the legal, valid and binding obligations of such Loan Party, and the Notes, when executed and delivered in accordance with this Agreement by the applicable Borrower, will constitute legal, valid and binding obligations of such Borrower, in each case enforceable against such Borrower in accordance with their terms except to the extent limited by (a) bankruptcy, insolvency, fraudulent conveyance or reorganization laws or by other similar laws relating to or affecting the enforceability of creditors’ rights generally and by general equitable principles which may limit the right to obtain equitable remedies regardless of whether enforcement is considered in a proceeding of law or equity or (b) any applicable public policy on enforceability of provisions relating to contribution and indemnification. Section 5.04 Financial Condition. (a) Audited Financial Statements. (i) The consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as of December 31, 2023 and the related consolidated statements of income and

60 cash flows for the fiscal year then ended, reported on by Deloitte & Touche LLP, copies of which have been delivered to each of the Administrative Agent and the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of the Guarantor and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year and (ii) the consolidated balance sheet of each Designated Borrower as of the last fiscal year end immediately prior to the applicable Designated Borrower Effective Date for which such financial statements are available (such fiscal year, the “Designated Fiscal Year”), and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by Deloitte & Touche LLP (or any other independent public accountant of recognized national standing), copies of which have been delivered to each of the Administrative Agent and the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of such Designated Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year. (b) [Intentionally Omitted]. (c) Material Adverse Change. Since December 31, 2023 there has been no change in the business, assets, financial condition or operations of the Guarantor and its Consolidated Subsidiaries, considered as a whole that would materially and adversely affect the Guarantor’s ability to perform any of its obligations under this Agreement, the Notes or the other Loan Documents. Since December 31, 2023 there has been no change in the business, assets, financial condition or operations of the Company that would materially and adversely affect the Company’s ability to perform any of its obligations under this Agreement, the Notes or the other Loan Documents. Since the last day of the Designated Fiscal Year, there has been no change in the business, assets, financial condition or operations of the applicable Designated Borrower that would materially and adversely affect such Designated Borrower’s ability to perform any of its obligations under this Agreement, the Notes or the other Loan Documents. Section 5.05 Litigation. Except as disclosed in or contemplated by the financial statements referenced in Sections 5.04(a) above with respect to the Applicable Reporting Entity, or any subsequent report of the Applicable Reporting Entity filed with the SEC on a Form 10-K, 10-Q or 8-K Report or otherwise furnished in writing to the Administrative Agent and each Lender, no litigation, arbitration or administrative proceeding against the Applicable Reporting Entity or any of its Subsidiaries is pending or, to the Applicable Reporting Entity’s knowledge, threatened, which would reasonably be expected to materially and adversely affect the ability of any Applicable Loan Party to perform any of its obligations under this Agreement, the Notes or the other Loan Documents. There is no litigation, arbitration or administrative proceeding pending or, to the knowledge of the Applicable Loan Party, threatened which questions the validity of this Agreement or the other Loan Documents to which it is a party. Section 5.06 No Violation. No part of the proceeds of the borrowings hereunder will be used, directly or indirectly by such Borrower for the purpose of purchasing or carrying any “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or for any other purpose which violates, or which conflicts with, the provisions of Regulations U or X of said Board of Governors. Such Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any such “margin stock”. Section 5.07 ERISA. Each member of the applicable ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Material Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Material Plan. No member of such ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Material Plan, (ii) failed to make any contribution or payment to any Material Plan, or made any amendment to any Material Plan, which has resulted or could result in the imposition of a Lien

61 or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any material liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. Section 5.08 Governmental Approvals. No authorization, consent or approval from any Governmental Authority is required for the execution, delivery and performance by such Loan Party of this Agreement, the Notes and the other Loan Documents to which it is a party and except such authorizations, consents and approvals as shall have been obtained prior to the Effective Date or, in the case of any Designated Borrower, the applicable Designated Borrower Effective Date, and in each case, shall be in full force and effect; provided that any exercise of the option to increase the Commitment or any Sublimit as contemplated in Section 2.19 or Section 2.08(f) or extend the applicable Termination Date as contemplated by Section 2.08(d) or the NEC Termination Date as contemplated in Section 4.03 may require further authorization of the Applicable Loan Parties’ governing bodies and Governmental Authority approvals. Section 5.09 Investment Company Act. Such Loan Party is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or required to register as an investment company under such Act. Section 5.10 Tax Returns and Payments. Such Loan Party has filed or caused to be filed all Federal, state, local and foreign income tax returns required to have been filed by it and has paid or caused to be paid all income taxes shown to be due on such returns except income taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party shall have set aside on its books appropriate reserves with respect thereto in accordance with GAAP or that would not reasonably be expected to have a Material Adverse Effect. Section 5.11 Compliance with Laws. (a) To the knowledge of the Guarantor, the Guarantor and its Material Subsidiaries are in compliance with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of their respective businesses and the ownership of their respective property (including, without limitation, compliance with all applicable ERISA and Environmental Laws and the requirements of any permits issued under such Environmental Laws), except to the extent (i) such compliance is being contested in good faith by appropriate proceedings or (ii) non-compliance would not reasonably be expected to materially and adversely affect the ability of an Applicable Loan Party to perform any of its respective obligations under this Agreement, the Notes or any other Loan Document to which they are a party. (b) To the knowledge of the applicable Borrower, such Borrower is in compliance with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of its business, except to the extent (1) such compliance is being contested in good faith by appropriate proceedings or (2) non-compliance would not reasonably be expected to materially and adversely affect the ability of such Borrower to perform any of its obligations under this Agreement, the Notes or any other Loan Document to which it is a party. Section 5.12 No Default. No Default with respect to the applicable Borrower has occurred and is continuing. Section 5.13 Environmental Matters. (a) Except (x) as disclosed in or contemplated by the financial statements referenced in Sections 5.04(a) above, or in any subsequent report of the Applicable Reporting Entity filed with the SEC

62 on a Form 10-K, 10-Q or 8-K Report, or otherwise furnished in writing to the Administrative Agent and each Lender, or (y) to the extent that the liabilities of the Applicable Reporting Entity and its Subsidiaries, taken as a whole, that relate to or could reasonably be expected to result from the matters referred to in clauses (i) through (iii) below of this Section 5.13(a), inclusive, would not reasonably be expected to result in a Material Adverse Effect: (i) no notice, notification, citation, summons, complaint or order has been received by the Applicable Reporting Entity or any of its Subsidiaries, no penalty has been assessed nor is any investigation or review pending or, to the Applicable Reporting Entity’s knowledge, threatened by any governmental or other entity with respect to any (A) alleged violation by or liability of the Applicable Reporting Entity or any of its Subsidiaries of or under any Environmental Law, (B) alleged failure by the Applicable Reporting Entity or any of its Subsidiaries to have any environmental permit, certificate, license, approval, registration or authorization required in connection with the conduct of its business or (C) generation, storage, treatment, disposal, transportation or release of Hazardous Substances; (ii) to the Applicable Reporting Entity’s knowledge, no Hazardous Substance has been released (and no written notification of such release has been filed) (whether or not in a reportable or threshold planning quantity) at, in, from, on or under any property now or previously owned, leased or operated by the Applicable Reporting Entity or any of its Subsidiaries; and (iii) no property now or previously owned, leased or operated by the Applicable Reporting Entity or any of its Subsidiaries or, to the Applicable Reporting Entity’s knowledge, any property to which the Applicable Reporting Entity or any of its Subsidiaries has, directly or indirectly, transported or arranged for the transportation of any Hazardous Substances, is listed or, to the Applicable Reporting Entity’s knowledge, proposed for listing, on the National Priorities List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or clean-up. (b) Except as disclosed in or contemplated by the financial statements referenced in Sections 5.04(a) above, or in any subsequent report of the Applicable Reporting Entity filed with the SEC on a Form 10-K, 10-Q or 8-K Report, or otherwise furnished in writing to the Administrative Agent and each Lender, to the Guarantor’s knowledge, there are no Environmental Liabilities that have resulted or could reasonably be expected to result in a Material Adverse Effect. (c) For purposes of this Section 5.13, the terms “the Applicable Reporting Entity” and “Subsidiary” shall include any business or business entity (including a corporation) which is a predecessor, in whole or in part, of the Applicable Reporting Entity or any of its Subsidiaries from the time such business or business entity became a Subsidiary of the Guarantor. Section 5.14 [Intentionally Omitted]. Section 5.15 Material Subsidiaries and Ownership. (a) As of the Effective Date, (i) Schedule 5.15 states the name of each of the Guarantor’s Material Subsidiaries and its jurisdiction or jurisdictions of organization or incorporation, as applicable, (ii) except as disclosed in Schedule 5.15, each such Subsidiary is a Wholly Owned Subsidiary of the Guarantor, and (iii) each of the Guarantor’s Material Subsidiaries is in good standing in the jurisdiction or jurisdictions of its organization or incorporation, as applicable, and has all corporate or other organizational powers to

63 carry on its businesses except where failure to do so would not reasonably be expected to have a Material Adverse Effect. (b) Each of the Guarantor’s Material Subsidiaries is duly organized or incorporated and validly existing under the laws of the jurisdiction or jurisdictions of its organization or incorporation, as applicable. Section 5.16 OFAC. None of such Borrower, the Guarantor or any Subsidiary of the Guarantor, nor, to the knowledge of the Guarantor or such Borrower, any director, officer, or Affiliate of such Borrower, the Guarantor or any of its Subsidiaries: (i) is a Sanctioned Person or (ii) is engaged in any transaction with any Sanctioned Person or in a Sanctioned Country, in each case in violation of Sanctions. The proceeds of any Loan will not be used, directly or indirectly, to fund any activities or business of or with any Sanctioned Person, or in any Sanctioned Country or in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 5.17 Anti-Corruption. None of such Borrower, the Guarantor or any of its Subsidiaries nor, to the knowledge of such Borrower or the Guarantor, any director, officer, agent, employee or other person acting on behalf of such Borrower or the Guarantor or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or any other applicable anti-corruption law; and the Loan Parties have instituted and maintain policies and procedures designed to ensure continued compliance therewith. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity in violation of the FCPA or any other applicable anti-corruption law. ARTICLE VI COVENANTS Each Applicable Loan Party agrees, solely as to itself, that so long as any Lender has any Commitment in respect of the applicable Borrower hereunder or any amount payable hereunder or under any Note or other Loan Document remains unpaid by the applicable Borrower or any Letter of Credit Liability in respect of the applicable Borrower remains outstanding: Section 6.01 Information. Such Loan Party will deliver or cause to be delivered to each of the Lenders (it being understood that (i) the posting of the information required in clauses (a), (b) and (f) of this Section 6.01 on a Borrower’s website or the Guarantor’s website (http://www.pplweb.com) or (ii) making such information available on IntraLinks, SyndTrak (or similar service), in each case, shall be deemed to be effective delivery to the Lenders): (a) Annual Financial Statements. Promptly when available and in any event within ten (10) days after the date such information is required to be delivered to the SEC (or, if the Applicable Reporting Entity is not a Public Reporting Company, within one hundred and five (105) days after the end of each fiscal year of the Applicable Reporting Entity), a consolidated balance sheet of the Applicable Reporting Entity and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year and accompanied by an opinion thereon by independent public accountants of recognized national standing, which opinion shall state that such consolidated financial statements present fairly the consolidated financial position of the Applicable Reporting Entity and its Consolidated Subsidiaries as of the date of such financial statements and the results of their operations for the period covered by such financial statements in conformity with GAAP applied on a consistent basis.

64 (b) Quarterly Financial Statements. Promptly when available and in any event within ten (10) days after the date such information is required to be delivered to the SEC (or, if the Applicable Reporting Entity is not a Public Reporting Company, within sixty (60) days after the end of each quarterly fiscal period in each fiscal year of the Applicable Reporting Entity (other than the last quarterly fiscal period of the Applicable Reporting Entity)), a consolidated balance sheet of the Applicable Reporting Entity and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such fiscal quarter, all certified (subject to normal year-end audit adjustments) as to fairness of presentation, GAAP and consistency by any Authorized Officer of the Applicable Reporting Entity. (c) Officer’s Certificate. (1) Simultaneously with the delivery of each set of financial statements referred to in subsections (a) and (b) above, a certificate of any Authorized Officer of the Applicable Reporting Entity, (i) setting forth in reasonable detail the calculations required to establish compliance with the requirements of Section 6.09 on the date of such financial statements and (ii) stating whether there exists on the date of such certificate any Default with respect to the applicable Borrower and, if any such Default then exists, setting forth the details thereof and the action which the Applicable Loan Party is taking or proposes to take with respect thereto. (d) Default. Forthwith upon acquiring knowledge of the occurrence of any (i) Default or (ii) Event of Default, in either case with respect to the applicable Borrower, in either case a certificate of an Authorized Officer of the Applicable Loan Party setting forth the details thereof and the action which the Applicable Loan Party is taking or proposes to take with respect thereto. (e) Change in Borrower’s Ratings. Promptly, upon any Authorized Officer of the Applicable Loan Party obtaining knowledge of any change in the applicable Borrower’s Applicable Rating, a notice of such Applicable Rating in effect after giving effect to such change. (f) Securities Laws Filing. To the extent the Applicable Reporting Entity is a Public Reporting Company, promptly when available and in any event within ten (10) days after the date such information is required to be delivered to the SEC, a copy of any Form 10-K Report to the SEC and a copy of any Form 10-Q Report to the SEC, and promptly upon the filing thereof, any other filings with the SEC. (g) ERISA Matters. If and when any member of the applicable ERISA Group: (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of ERISA) with respect to any Material Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Material Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives, with respect to any Material Plan that is a Multiemployer Plan, notice of any complete or partial withdrawal liability under Title IV of ERISA, or notice that any Multiemployer Plan is in critical status, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose material liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Material Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code with respect to a Material Plan, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or makes any amendment to any Plan which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a copy of such notice, and in each case a certificate of the chief accounting officer or controller of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take.

65 (h) Other Information. From time to time such additional financial or other information regarding the financial condition, results of operations, properties, assets or business of the Applicable Reporting Entity or any of its Subsidiaries as any Lender may reasonably request, and to the extent such Loan Party is a “legal entity customer” under the Beneficial Ownership Regulation, such certifications as to its beneficial ownership as any Lender shall reasonably request to enable such Lender to comply with the Beneficial Ownership Regulation. Each Loan Party hereby acknowledges that (a) the Administrative Agent will make available to the Lenders and each Issuing Lender materials and/or information provided by or on behalf of the Applicable Loan Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, SyndTrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their respective securities) (each, a “Public Lender”). Each Loan Party hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders on its behalf and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the applicable Borrower shall be deemed to have authorized the Administrative Agent, the Issuing Lenders and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to such Loan Party or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information (as defined below), they shall be treated as set forth in Section 9.12); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting (subject to Section 9.12) on a portion of the Platform not designated “Public Investor.” “Information” means all information received from the Applicable Loan Party or any of its Subsidiaries relating to the such Loan Party or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a nonconfidential basis prior to disclosure by the Applicable Loan Party or any of its Subsidiaries; provided that, in the case of information received from the Applicable Loan Party or any of its Subsidiaries after the Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 6.02 Maintenance of Insurance. Each Applicable Loan Party will maintain, or cause to be maintained, insurance with financially sound (determined in the reasonable judgment of such Loan Party) and responsible companies in such amounts (and with such risk retentions) and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which such Applicable Loan Party operates. Section 6.03 Conduct of Business and Maintenance of Existence. Each Applicable Loan Party will (a) continue to engage in businesses of the same general type as now conducted by such Loan Party and, in the case of the Guarantor, its Subsidiaries and businesses related thereto or arising out of such businesses, except to the extent that the failure to maintain any existing business would not have a Material Adverse Effect and (b) except as otherwise permitted in Section 6.07, preserve, renew and keep in full force and effect, and will cause each of its Subsidiaries to preserve, renew and keep in full force and effect, their respective corporate (or other entity) existence and their respective rights, privileges and franchises necessary or material to the normal conduct of business, except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

66 Section 6.04 Compliance with Laws, Etc. Each Applicable Loan Party will comply with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, compliance with all applicable ERISA and Environmental Laws and the requirements of any permits issued under such Environmental Laws), except to the extent (a) such compliance is being contested in good faith by appropriate proceedings or (b) noncompliance could not reasonably be expected to have a Material Adverse Effect. Section 6.05 Books and Records. Each Applicable Loan Party (a) will keep, and, in the case of the Guarantor, will cause each of its Material Subsidiaries to keep, proper books of record and account in conformity with GAAP and (b) will permit representatives of the Administrative Agent and each of the Lenders to visit and inspect any of their respective properties, to examine and make copies from any of their respective books and records and to discuss their respective affairs, finances and accounts with their officers, any employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired; provided, that, the rights created in this Section 6.05 to “visit”, “inspect”, “discuss” and copy shall not extend to any matters which such Applicable Loan Party deems, in good faith, to be confidential, unless the Administrative Agent and any such Lender agree in writing to keep such matters confidential. Section 6.06 Use of Proceeds. The proceeds of the Loans made under this Agreement to any Borrower will be used by such Borrower for general corporate purposes of such Borrower and its Affiliates, including for working capital purposes and for making investments in or loans to the Affiliates of such Borrower. Each Borrower will request the issuance of Letters of Credit solely for general corporate purposes of such Borrower and its Affiliates. No such use of the proceeds for general corporate purposes will be, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock within the meaning of Regulation U. The proceeds of any Loan will not be used, directly or indirectly, to fund any activities or business of or with any Sanctioned Person, or in any Sanctioned Country or in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 6.07 Merger or Consolidation. No Loan Party will merge with or into or consolidate with or into any other corporation or entity, unless (a) immediately after giving effect thereto, no event shall occur and be continuing which constitutes a Default, (b) the surviving or resulting Person, as the case may be, assumes and agrees in writing to pay and perform all of the obligations of such Loan Party under this Agreement, (c) in the case of the Applicable Reporting Entity, substantially all of the consolidated assets and consolidated revenues of the surviving or resulting Person, as the case may be, are anticipated to come from the utility or energy businesses, (d) in the case of the Company or NEC, the senior unsecured long-term debt ratings (without giving effect to any third party credit enhancement except in the case of the Company, for a guaranty of the Guarantor or a permitted successor) from both Rating Agencies of the surviving or resulting Person, as the case may be, immediately following the merger or consolidation is equal to or greater than such Borrower’s Applicable Ratings from both Rating Agencies immediately preceding the announcement of such consolidation or merger, and (e) in the case of any other Borrower, the senior long-term debt ratings from both Rating Agencies of the surviving or resulting Person, as the case may be, immediately following the merger or consolidation is equal to or greater than the senior long-term debt ratings from both Rating Agencies immediately preceding the announcement of such consolidation or merger. Section 6.08 Asset Sales. Except for the sale of assets required to be sold to conform with governmental requirements, the Applicable Reporting Entity, and in the case of the Guarantor, its Material Subsidiaries, shall not consummate any Asset Sale, if the aggregate net book value of all such Asset Sales consummated during the four calendar quarters immediately preceding any date of determination would

67 exceed 25% of the total assets of the Applicable Reporting Entity and its Consolidated Subsidiaries as of the beginning of the Applicable Reporting Entity’s most recently ended full fiscal quarter; provided, however, that any such Asset Sale will be disregarded for purposes of the 25% limitation specified above: (a) if any such Asset Sale is in the ordinary course of business of the Applicable Reporting Entity and its Subsidiaries; (b) if the assets subject to any such Asset Sale are worn out or are no longer useful or necessary in connection with the operation of the businesses of the Applicable Reporting Entity or its Subsidiaries; (c) if the assets subject to any such Asset Sale are being transferred to a Wholly Owned Subsidiary of the Applicable Reporting Entity; (d) if the proceeds from any such Asset Sale (i) are, within twelve (12) months of such Asset Sale, invested or reinvested by the Applicable Reporting Entity or any Subsidiary thereof in a Permitted Business, (ii) are used by the Applicable Reporting Entity or any Subsidiary thereof to repay Debt of the Applicable Reporting Entity or any Subsidiary thereof, or (iii) are retained by the Applicable Reporting Entity or any Subsidiary thereof; or (e) if, prior to any such Asset Sale, both Rating Agencies confirm the then-current Borrower’s Applicable Ratings after giving effect to any such Asset Sale. Section 6.09 Consolidated Debt to Consolidated Capitalization Ratio. The ratio of Consolidated Debt of the Applicable Reporting Entity to Consolidated Capitalization of the Applicable Reporting Entity shall not exceed 70%, measured as of the end of each fiscal quarter. Section 6.10 Maintenance of Properties. Each Designated Borrower will keep all property useful and necessary in its businesses in good working order and condition, subject to ordinary wear and tear, unless such Designated Borrower determines in good faith that the continued maintenance of any of such properties is no longer economically desirable and so long as the failure to so maintain such properties would not reasonably be expected to have a Material Adverse Effect. ARTICLE VII DEFAULTS Section 7.01 Events of Default. If one or more of the following events with respect to a Borrower or an Applicable Loan Party shall have occurred and be continuing (each an “Event of Default” with respect to such Borrower): (a) no such Applicable Loan Party shall pay when due any principal on any Loans or Reimbursement Obligations owed by such Borrower; or (b) no such Applicable Loan Party shall pay when due any interest on the Loans and Reimbursement Obligations, any fee or any other amount payable hereunder or under any other Loan Document, in each case, owed by such Borrower, for five (5) days following the date such payment becomes due hereunder; or (c) an Applicable Loan Party shall fail to observe or perform any of its covenants or agreements contained in Sections 6.05(b), 6.06, 6.07, 6.08 or 6.09; or (d) an Applicable Loan Party shall fail to observe or perform any of its covenants or agreements contained in Section 6.01(d)(i) for 30 days after any such failure or in Section 6.01(d)(ii) for ten (10) days after any such failure; or (e) an Applicable Loan Party shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Loan Document (other than those covered by clauses (a), (b), (c) or (d) above) for thirty (30) days after written notice thereof has been given to the defaulting party by the Administrative Agent, or at the request of the Required Lenders; or

68 (f) any representation, warranty or certification made by such Applicable Loan Party in this Agreement or any other Loan Document (including, in the case of any Designated Borrower, in the Designation Agreement pursuant to which such Designated Borrower became a Borrower hereunder) or in any certificate, financial statement or other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made; or (g) such Applicable Loan Party shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Material Debt beyond any period of grace provided with respect thereto, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Material Debt beyond any period of grace provided with respect thereto if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Debt or a trustee on its or their behalf to cause, such Debt to become due prior to its stated maturity; or (h) such Applicable Loan Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay, or shall admit in writing its inability to pay, its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or (i) an involuntary case or other proceeding shall be commenced against such Applicable Loan Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against such Applicable Loan Party under the Bankruptcy Code; or (j) a member of the applicable ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $50,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could reasonably be expected to cause one or more members of the ERISA Group to incur a current payment obligation in excess of $50,000,000; or (k) such Applicable Loan Party shall fail within sixty (60) days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $20,000,000, entered against it that is not stayed on appeal or otherwise being appropriately contested in good faith; or (l) a Change of Control shall have occurred with respect to such Applicable Loan Party; or (m) solely with respect to the Company, the Guaranty shall cease to be in full force or effect or shall be found by any judicial proceeding to be unenforceable or invalid; or the Guarantor shall deny or disaffirm in writing the Guarantor’s obligations under the Guaranty;

69 then, and in every such event, while such event is continuing, the Administrative Agent shall (A) with respect to any Event of Default applicable to a Borrower (or an Applicable Loan Party), if requested by the Required Lenders, by notice to such Borrower terminate the Commitments as to such Borrower, and the Commitments as to such Borrower shall thereupon terminate, and such Borrower shall no longer be entitled to borrow hereunder, and the Sublimit of such Borrower shall be reduced to zero notwithstanding such Borrower’s Minimum Sublimit, and (B) if requested by the Lenders holding more than 50% of the sum of the aggregate outstanding principal amount of the Loans and Letter of Credit Liabilities at such time owed by such Borrower, by notice to such Borrower declare the Loans and Letter of Credit Liabilities (together with accrued interest and accrued and unpaid fees thereon and all other amounts due hereunder) owed by such Borrower to be, and such Loans and Letter of Credit Liabilities shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind (except as set forth in clause (A) above), all of which are hereby waived by such Borrower and require such Borrower to, and such Borrower shall, cash collateralize (in accordance with Section 2.09(a)(ii)) all Letter of Credit Liabilities with respect to Letters of Credit issued for the account of such Borrower then outstanding; provided, that, in the case of any Default or any Event of Default specified in Section 7.01(h) or 7.01(i) above with respect to any Borrower, without any notice to such Borrower or any other act by the Administrative Agent or any Lender, the Commitments as to such Borrower shall thereupon terminate and the Loans and Reimbursement Obligations (together with accrued interest and accrued and unpaid fees thereon and all other amounts due hereunder) owed by such Borrower shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by such Borrower, and such Borrower shall cash collateralize (in accordance with Section 2.09(a)(ii)) all Letter of Credit Liabilities with respect to Letters of Credit issued for the account of such Borrower then outstanding. Notwithstanding anything to the contrary contained herein, if the Guarantor is the “Applicable Loan Party” under this Section 7.01 that triggers a Default or an Event of Default hereunder, such Default or Event of Default shall be deemed to be a Default or Event of Default in respect of the Company only and not in respect of any Designated Borrower. For the avoidance of doubt, other than with respect to the immediately preceding sentence, the existence of a Default or Event of Default in respect of a Borrower shall not in and of itself give rise to a Default or Event of Default, as applicable, in respect of any other Loan Party. ARTICLE VIII THE AGENTS Section 8.01 Appointment and Authorization. Each Lender hereby irrevocably designates and appoints the Administrative Agent to act as specified herein and in the other Loan Documents and to take such actions on its behalf under the provisions of this Agreement and the other Loan Documents and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this Article VIII. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this Article VIII are solely for the benefit of the Administrative Agent and Lenders, and no other Person shall have any rights as a third party beneficiary of any of the provisions hereof. For the sake of clarity, the Lenders hereby agree that no Agent other than the Administrative Agent shall have, in such capacity, any duties or powers with respect to this Agreement or the other Loan Documents. Section 8.02 Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Borrower, Guarantor and

70 its Affiliates as though the Administrative Agent were not an Agent. With respect to the Loans made by it and all obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not an Agent, and the terms “Required Lenders”, “Lender” and “Lenders” shall include the Administrative Agent in its individual capacity. Section 8.03 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys- in-fact selected by it with reasonable care except to the extent otherwise required by Section 8.07. Section 8.04 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or other electronic facsimile transmission, telex, telegram, cable, teletype, electronic transmission by modem, computer disk or any other message, statement, order or other writing or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders, or all of the Lenders, if applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders or all of the Lenders, if applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders. Section 8.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default hereunder unless the Administrative Agent has received notice from a Lender or a Loan Party referring to this Agreement, describing such Default and stating that such notice is a “notice of default”. If the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default as shall be reasonably directed by the Required Lenders; provided, that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. Section 8.06 Non-Reliance on the Agents and Other Lenders. Each Lender expressly acknowledges that no Agent or officer, director, employee, agent, attorney-in-fact or affiliate of any Agent has made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of the Loan Parties, shall be deemed to constitute any representation or warranty by such Agent to any Lender. Each Lender acknowledges to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of the Loan Parties and made its own decision to make its Loans hereunder and to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other condition, prospects and creditworthiness of the Loan Parties. No Agent shall have any

71 duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other condition, prospects or creditworthiness of the Loan Parties which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates. Section 8.07 Exculpatory Provisions. The Administrative Agent shall not, and no officers, directors, employees, agents, attorneys-in-fact or affiliates of the Administrative Agent, shall (i) be liable for any action lawfully taken or omitted to be taken by it under or in connection with this Agreement or any other Loan Document (except for its own gross negligence, willful misconduct or bad faith) or (ii) be responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by each Loan Party or any of its officers contained in this Agreement, in any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for any failure of any Loan Party or any of its officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Loan Parties. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made by any other Person herein or therein or made by any other Person in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of any Loan Party to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default. Section 8.08 Indemnification. To the extent that the Loan Parties, as applicable, for any reason fails to indefeasibly pay any amount required under Sections 9.03(a), (b) or (c) to be paid by it to the Administrative Agent (or any sub-agent thereof), the Lenders severally agree to indemnify the Administrative Agent, in its capacity as such, and hold the Administrative Agent, in its capacity as such, harmless ratably according to their respective Commitments from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs and reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the full payment of the obligations of any Borrower hereunder) be imposed on, incurred by or asserted against the Administrative Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Document, or any documents contemplated hereby or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Loan Parties; provided, that no Lender shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs or expenses or disbursements resulting from the gross negligence, willful misconduct or bad faith of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the reasonable opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreement in this Section 8.08 shall survive the payment of all Loans, Letter of Credit Liabilities, fees and other obligations of any Borrower arising hereunder. Section 8.09 Resignation; Successors. The Administrative Agent may resign as Administrative Agent upon twenty (20) days’ notice to the Lenders. Upon the resignation of the Administrative Agent, the

72 Required Lenders shall have the right to appoint from among the Lenders a successor to the Administrative Agent, subject to prior approval by the Borrowers (so long as no Event of Default exists) (such approval not to be unreasonably withheld), whereupon such successor Administrative Agent shall succeed to and become vested with all the rights, powers and duties of the retiring Administrative Agent, and the term “Administrative Agent” shall include such successor Administrative Agent effective upon its appointment, and the retiring Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any other Loan Document. If no successor shall have been appointed by the Required Lenders and approved by the Borrowers and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may at its election give notice to the Lenders and Loan Parties of the immediate effectiveness of its resignation and such resignation shall thereupon become effective and the Lenders collectively shall perform all of the duties of the Administrative Agent hereunder and under the other Loan Documents until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After the retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement or any other Loan Document. Section 8.10 Administrative Agent’s Fees. The Company shall pay to the Administrative Agent for its own account fees in the amount and at the times agreed to and accepted by the Company pursuant to the Agency Fee Letter. Section 8.11 Erroneous Payments. (a) Each Lender, each Issuing Lender and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender or Issuing Lender (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 8.11(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

73 (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause (or with respect to the Borrower, use commercially reasonable efforts to cause) any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with respect to which such Erroneous Payment was made to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments), the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 9.06 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 8.11 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by any Borrower, and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received, except, in the case of each of clauses (x), (y) and (z), to the extent such Erroneous Payment is, and solely with respect to the amount of

74 such Erroneous Payment that is, comprised of funds received by the Administrative Agent from a Loan Party for the purpose of making a payment on the Obligations of the Applicable Loan Party. (f) Each party’s obligations under this Section 8.11 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) Nothing in this Section 8.11 will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE IX MISCELLANEOUS Section 9.01 Notices. Except as otherwise expressly provided herein, all notices and other communications hereunder shall be in writing (for purposes hereof, the term “writing” shall include information in electronic format such as electronic mail and internet web pages) or by telephone subsequently confirmed in writing; provided that the foregoing shall not apply to notices to any Lender, the Swingline Lender or any Issuing Lender pursuant to Article II or Article III, as applicable, if such Lender, Swingline Lender or Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article in electronic format. Any notice shall have been duly given and shall be effective if delivered by hand delivery or sent via electronic mail, telecopy, recognized overnight courier service or certified or registered mail, return receipt requested, or posting on an internet web page, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by electronic mail, posting on an internet web page, or telecopy (provided, however, that if any notice or other communication sent by electronic mail, posting on an internet webpage or telecopy is received by a recipient after such recipient’s normal business hours, such notice or other communication shall be deemed received upon the opening of such recipient’s next Business Day), (ii) on the Business Day following the day on which the same has been delivered prepaid (or on an invoice basis) to a reputable national overnight air courier service or (iii) on the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers, in the case of any of the Loan Parties and the Administrative Agent, set forth below, and, in the case of the Lenders, set forth on signature pages hereto, or at such other address as such party may specify by written notice to the other parties hereto: if to the Company or Guarantor: PPL Capital Funding, Inc. PPL Corporation 645 Hamilton Street Allentown, Pennsylvania 18101 Attention: Treasurer or Assistant Treasurer Telephone: 610-774-5151 Facsimile: 610-774-2658 with a copy to: PPL Services Corporation 645 Hamilton Street Allentown, Pennsylvania 18101 Attention: W. Eric Marr, Esq.

75 Telephone: 610-774-7445 Facsimile: 610-774-6726 if to any Designated Borrower: to the address, facsimile number, electronic mail address or telephonic number set forth in the applicable Designation Agreement, with a copy to the Company; if to the Administrative Agent: Wells Fargo Bank, National Association 1525 West W.T. Harris Boulevard Charlotte, North Carolina 28262 Mail Code: MAC D1109-019 Attention: Syndication Agency Services Telephone: 704-590-2706 Facsimile: 704-715-0017 Electronic Mail: agencyservices.requests@wellsfargo.com with a copy to: Wells Fargo Corporate Banking 550 S. Tryon Street, 11th Floor Charlotte, NC 28202 Mail Code: D1086-111 Attention: Patrick Engel Telephone: 704-374-2385 Facsimile: 704-410-0300 Electronic Mail: patrick.d.engel@wellsfargo.com with a copy to: Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York 10017 Attention: Jason Kyrwood Telephone: 212-450-4653 Facsimile: 212-450-5425 Section 9.02 No Waivers; Non-Exclusive Remedies. No failure by any Agent or any Lender to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and in the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law. Section 9.03 Expenses; Indemnification. (a) Expenses. The Borrowers shall pay (i) all out-of-pocket expenses of the Agents, including legal fees and disbursements of Davis Polk & Wardwell LLP and any other local counsel retained by the Administrative Agent, in its reasonable discretion, in connection with the preparation, execution, delivery

76 and administration of the Loan Documents, the syndication efforts of the Agents with respect thereto, any waiver or consent thereunder or any amendment thereof or any Default or alleged Default thereunder and (ii) all reasonable out-of-pocket expenses incurred by the Agents and each Lender, including (without duplication) the fees and disbursements of outside counsel, in connection with any restructuring, workout, collection, bankruptcy, insolvency and other enforcement proceedings in connection with the enforcement and protection of its rights; provided, that the Borrowers shall not be liable for any legal fees or disbursements of any counsel for the Agents and the Lenders other than Davis Polk & Wardwell LLP associated with the preparation, execution and delivery of this Agreement and the closing documents contemplated hereby. The foregoing expenses (together with any other expenses under the Loan Documents that are not expressly required to be paid by a particular Borrower) shall be apportioned among the Borrowers in accordance with their share of the Commitments based on their applicable Sublimits, except that to the extent such expenses are attributable to a particular Borrower, such expenses shall be payable solely by such Borrower. (b) Indemnity in Respect of Loan Documents. Each of the Loan Parties agrees to, severally and not jointly, indemnify the Agents and each Lender, their respective Affiliates and the respective directors, officers, trustees, agents, employees and advisors of the foregoing (each an “Indemnitee”) and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs and expenses or disbursements of any kind whatsoever (including, without limitation, the reasonable fees and disbursements of counsel and any civil penalties or fines assessed by OFAC), which may at any time (including, without limitation, at any time following the payment of the obligations of any Borrower hereunder) be imposed on, incurred by or asserted against such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened (by any third party, by the Guarantor, any Borrower or any Subsidiary of any Borrower) in any way relating to or arising out of this Agreement, any other Loan Document or any documents contemplated hereby or thereby or referred to herein or therein or any actual or proposed use of proceeds of Loans hereunder, in each case to the extent of such Borrower’s (or in the case of the Guarantor, the Company’s) share of the Commitments based on its applicable Sublimits; provided, that any costs, expenses or liabilities attributable to a particular Borrower or other Applicable Loan Party shall be indemnified solely by such Applicable Loan Parties; and provided, further, that, no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non- appealable judgment or order. (c) Indemnity in Respect of Environmental Liabilities. Each of the Loan Parties agrees to, severally and not jointly, indemnify each Indemnitee and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs and expenses or disbursements of any kind whatsoever (including, without limitation, reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and reasonable fees and disbursements of counsel) which may at any time (including, without limitation, at any time following the payment of the obligations of any Borrower hereunder) be imposed on, incurred by or asserted against such Indemnitee in respect of or in connection with (i) any actual or alleged presence or release of Hazardous Substances on or from any property now or previously owned or operated by the Applicable Loan Parties or any of their Subsidiaries or any predecessor of the Applicable Loan Parties or any of their Subsidiaries or (ii) any and all Environmental Liabilities, in each case to the extent of such Borrower’s (or in the case of the Guarantor, the Company’s) share of the Commitments based on its applicable Sublimits; provided, that any costs, expenses or liabilities attributable to a particular Borrower or other Applicable Loan Party shall be indemnified solely by such Borrower or Applicable Loan Party; and provided, further, that without limiting the generality of the foregoing, each Borrower hereby waives all rights of contribution or any other rights of recovery with respect to liabilities, obligations, losses, damages, penalties, actions,

77 judgments, suits, claims, costs and expenses and disbursements in respect of or in connection with Environmental Liabilities that it might have by statute or otherwise against any Indemnitee. (d) Waiver of Damages. To the fullest extent permitted by applicable law, no Loan Party shall assert, and hereby waives, any claim against the Agents and each Lender, their respective Affiliates and the respective directors, officers, trustees, agents, employees and advisors of the foregoing (each a “Lender- Related Party”), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Lender- Related Party shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby; provided that nothing in this Section 9.03(d) shall relieve any Lender from its obligations under Section 9.12. Section 9.04 Sharing of Set-Offs. Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Loan made or Note held by it and any Letter of Credit Liabilities which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal and interest due with respect to any Loan, Note and Letter of Credit Liabilities made or held by such other Lender, except as otherwise expressly contemplated by this Agreement, the Lender receiving such proportionately greater payment shall purchase such participations in the Loan made or Notes and Letter of Credit Liabilities held by the other Lenders, and such other adjustments shall be made, in each case as may be required so that all such payments of principal and interest with respect to the Loan made or Notes and Letter of Credit Liabilities made or held by the Lenders shall be shared by the Lenders pro rata; provided, that nothing in this Section shall impair the right of any Lender to exercise any right of set-off or counterclaim it may have for payment of indebtedness of any Borrower other than its indebtedness hereunder. Section 9.05 Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Loan Parties and the Required Lenders (and, if the rights or duties of the Administrative Agent, Swingline Lender or any Issuing Lenders are affected thereby, by the Administrative Agent, Swingline Lender or such Issuing Lender, as relevant); provided, that no such amendment or waiver shall, (a) unless signed by each Lender adversely affected thereby, (i) extend or increase the Commitment of any Lender or subject any Lender to any additional obligation (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or of mandatory reductions in the Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender as in effect at any time shall not constitute an increase in such Commitment), (ii) reduce the principal of or rate of interest on any Loan (except in connection with a waiver of applicability of any post-default increase in interest rates) or the amount to be reimbursed in respect of any Letter of Credit or any interest thereon or any fees hereunder, (iii) postpone the date fixed for any payment of interest on any Loan or the amount to be reimbursed in respect of any Letter of Credit or any interest thereon or any fees hereunder or for any scheduled reduction or termination of any Commitment or (except as expressly provided in Article III) expiration date of any Letter of Credit, (iv) postpone or change the date fixed for any scheduled payment of principal of any Loan, (v) change any provision hereof in a manner that would alter the pro rata funding of Loans required by Section 2.04(b), the pro rata sharing of payments required by Sections 2.09(b), 2.11(a) or 9.04 or the pro rata reduction of Commitments required by Section 2.08(a) or (vi) change the currency in which Loans are to be made, Letters of Credit are to be issued or payment under the Loan Documents is to be made, or add additional borrowers or (b) unless signed by each Lender, (i) change the definition of

78 Required Lender, this Section 9.05, Section 9.06(a) or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder or (ii) release the Guarantor from its Obligations under the Guaranty. Section 9.06 Successors and Assigns. (a) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Loan Party may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all of the Lenders, except to the extent any such assignment results from the consummation of a merger or consolidation permitted pursuant to Section 6.07 of this Agreement. (b) Participations. Any Lender may at any time grant to one or more banks or other financial institutions or special purpose funding vehicle (each a “Participant”) participating interests in its Commitments and/or any or all of its Loans and Letter of Credit Liabilities. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to the Borrowers and the Administrative Agent, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrowers, the Issuing Lenders, the Swingline Lender and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Loan Parties hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided, that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver of this Agreement which would (i) extend the applicable Termination Date, reduce the rate or extend the time of payment of principal, interest or fees on any Loan or Letter of Credit Liability in which such Participant is participating (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the Participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default or of a mandatory reduction in the Commitments shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan or Letter of Credit Liability shall be permitted without the consent of any Participant if the Participant’s participation is not increased as a result thereof) or (ii) allow the assignment or transfer by any Loan Party of any of its rights and obligations under this Agreement, without the consent of the Participant, except to the extent any such assignment results from the consummation of a merger or consolidation permitted pursuant to Section 6.07 of this Agreement. Each Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article II with respect to its participating interest to the same extent as if it were a Lender, subject to the same limitations, and in no case shall any Participant be entitled to receive any amount payable pursuant to Article II that is greater than the amount the Lender granting such Participant’s participating interest would have been entitled to receive had such Lender not sold such participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b). Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of each Borrower, maintain a register (solely for tax purposes) on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided, that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person except to the extent that such disclosure is necessary to establish that such interest in the Loan or other obligation under the Loan Documents is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each

79 Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (c) Assignments Generally. Any Lender may at any time assign to one or more Eligible Assignees (each, an “Assignee”) all, or a proportionate part (equivalent to an initial amount of not less than $5,000,000 or any larger integral multiple of $1,000,000), of its rights and obligations under this Agreement and the Notes with respect to its Loans and, if still in existence, its Commitment, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit C attached hereto executed by such Assignee and such transferor, with (and subject to) the consent of the Borrowers, which shall not be unreasonably withheld or delayed, the Administrative Agent, Swingline Lender and the Issuing Lenders, which consents shall not be unreasonably withheld or delayed; provided, that the consent of the Borrowers shall be deemed granted if the Borrowers do not object to a proposed assignment within fifteen Business Days of a request for their consent; provided, further, that if an Assignee is an Approved Fund or Affiliate of such transferor Lender or was a Lender immediately prior to such assignment, no such consent of the Borrowers or the Administrative Agent shall be required; provided, further, that if at the time of such assignment a Default or an Event of Default has occurred and is continuing with respect to a Borrower, no such consent of the applicable Borrower shall be required; provided, further, that no such assignment may be made prior to the Effective Date without the prior written consent of the Joint Lead Arrangers; provided, further, that the provisions of Sections 2.12, 2.16, 2.17 and 9.03 of this Agreement shall inure to the benefit of a transferor with respect to any Loans made, any Letters of Credit issued or any other actions taken by such transferor while it was a Lender. Upon execution and delivery of such instrument and payment by such Assignee to such transferor of an amount equal to the purchase price agreed between such transferor and such Assignee, such Assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender with a Commitment, if any, as set forth in such instrument of assumption, and the transferor shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor, the Administrative Agent and the applicable Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such administrative fee in the case of any assignment. Each Assignee shall, on or before the effective date of such assignment, deliver to the Borrowers and the Administrative Agent certification as to exemption from deduction or withholding of any United States Taxes in accordance with Section 2.17(e). (d) Assignments to Federal Reserve Banks. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and its Note to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (e) Register. Each Borrower hereby designates the Administrative Agent to serve as each Borrower’s agent, solely for purposes of this Section 9.06(e), to (i) maintain a register (the “Register”) on which the Administrative Agent will record the Commitments from time to time of each Lender, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and to (ii) retain a copy of each Assignment and Assumption Agreement delivered to the Administrative Agent pursuant to this Section. Failure to make any such recordation, or any error in such recordation, shall not affect each Borrower’s obligation in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and each Borrower, the Administrative Agent, Swingline Lender, the Issuing Lenders and the other Lenders shall treat each Person in whose name a Loan and the Note evidencing the same is registered as the owner thereof for all purposes of this Agreement,

80 notwithstanding notice or any provision herein to the contrary. With respect to any Lender, the assignment or other transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made and any Note issued pursuant to this Agreement shall not be effective until such assignment or other transfer is recorded on the Register and, except to the extent provided in this Section 9.06(e), otherwise complies with Section 9.06, and prior to such recordation all amounts owing to the transferring Lender with respect to such Commitments, Loans and Notes shall remain owing to the transferring Lender. The registration of assignment or other transfer of all or part of any Commitments, Loans and Notes for a Lender shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement and payment of the administrative fee referred to in Section 9.06(c). The Register shall be available for inspection by each of the Borrowers, the Swingline Lender and each Issuing Lender at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Loan Documents is pending, any Lender wishing to consult with other Lenders in connection therewith may request and receive from the Administrative Agent a copy of the Register. No Borrower may replace any Lender pursuant to Section 2.08(b), unless, with respect to any Notes held by such Lender, the requirements of Section 9.06(c) and this Section 9.06(e) have been satisfied. Section 9.07 Governing Law; Submission to Jurisdiction. This Agreement, each Note and each Letter of Credit shall be governed by and construed in accordance with the internal laws of the State of New York. Each Loan Party hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court, in each case, sitting in New York City, borough of Manhattan, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Loan Party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum. Section 9.08 Counterparts; Integration; Effectiveness. This Agreement shall become effective on the Effective Date. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. On and after the Effective Date, this Agreement, the other Loan Documents and the Fee Letters constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the

81 Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrower, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto. Section 9.09 Generally Accepted Accounting Principles. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Guarantor’s independent public accountants) with the audited consolidated financial statements of the Applicable Reporting Entity and its Consolidated Subsidiaries most recently delivered to the Lenders; provided, that, if an Applicable Reporting Entity notifies the Administrative Agent that the Applicable Reporting Entity wishes to amend any covenant in Article VI to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Applicable Reporting Entity that the Required Lenders wish to amend Article VI for such purpose), then the Applicable Reporting Entity’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Applicable Reporting Entity and the Required Lenders. Section 9.10 Usage. The following rules of construction and usage shall be applicable to this Agreement and to any instrument or agreement that is governed by or referred to in this Agreement. (a) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby or referred to herein and in any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein. (b) The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement or in any instrument or agreement governed here shall be construed to refer to this Agreement or such instrument or agreement, as applicable, in its entirety and not to any particular provision or subdivision hereof or thereof. (c) References in this Agreement to “Article”, “Section”, “Exhibit”, “Schedule” or another subdivision or attachment shall be construed to refer to an article, section or other subdivision of, or an exhibit, schedule or other attachment to, this Agreement unless the context otherwise requires; references in any instrument or agreement governed by or referred to in this Agreement to “Article”, “Section”, “Exhibit”, “Schedule” or another subdivision or attachment shall be construed to refer to an article, section or other subdivision of, or an exhibit, schedule or other attachment to, such instrument or agreement unless the context otherwise requires. (d) The definitions contained in this Agreement shall apply equally to the singular and plural forms of such terms. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “will” shall be construed to have the same meaning as

82 the word “shall”. The term “including” shall be construed to have the same meaning as the phrase “including without limitation”. (e) Unless the context otherwise requires, any definition of or reference to any agreement, instrument, statute or document contained in this Agreement or in any agreement or instrument that is governed by or referred to in this Agreement shall be construed (i) as referring to such agreement, instrument, statute or document as the same may be amended, supplemented or otherwise modified from time to time (subject to any restrictions on such amendments, supplements or modifications set forth in this Agreement or in any agreement or instrument governed by or referred to in this Agreement), including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and (ii) to include (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. Any reference to any Person shall be construed to include such Person’s successors and permitted assigns. (f) Unless the context otherwise requires, whenever any statement is qualified by “to the best knowledge of” or “known to” (or a similar phrase) any Person that is not a natural person, it is intended to indicate that the senior management of such Person has conducted a commercially reasonable inquiry and investigation prior to making such statement and no member of the senior management of such Person (including managers, in the case of limited liability companies, and general partners, in the case of partnerships) has current actual knowledge of the inaccuracy of such statement. (g) Unless otherwise specified, all references herein to times of day shall constitute references to Charlotte, North Carolina time. Section 9.11 WAIVER OF JURY TRIAL. EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 9.12 Confidentiality. Each Lender agrees to hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices; provided, that nothing herein shall prevent any Lender from disclosing such information (i) to any other Lender or to any Agent, (ii) to any other Person if reasonably incidental to the administration of the Loans and Letter of Credit Liabilities, (iii) upon the order of any court or administrative agency, (iv) to the extent requested by, or required to be disclosed to, any rating agency or regulatory agency or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (v) which had been publicly disclosed other than as a result of a disclosure by any Agent or any Lender prohibited by this Agreement, (vi) in connection with any litigation to which any Agent, any Lender or any of their respective Subsidiaries or Affiliates may be party, (vii) to the extent necessary in connection with the exercise of any remedy hereunder, (viii) to such Lender’s or any Agent’s Affiliates and their respective directors, officers, employees, service providers and agents including legal counsel and independent auditors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (ix) with the consent of the Company, (x) to Gold Sheets and other similar bank trade publications, such information to consist solely of deal terms and other information customarily found in such publications and (xi) subject to provisions substantially similar to those contained in this Section, to any actual or proposed Participant or Assignee or to any actual or prospective counterparty (or its advisors) to any securitization, swap or derivative transaction relating to the Loan Parties’ Obligations hereunder. Notwithstanding the foregoing, any Agent, any Lender or Davis Polk & Wardwell LLP may circulate promotional materials and place advertisements in financial and other newspapers and periodicals or on a home page or similar place for dissemination of

83 information on the Internet or worldwide web, in each case, after the closing of the transactions contemplated by this Agreement in the form of a “tombstone” or other release limited to describing the names of the Loan Parties or their Affiliates, or any of them, and the amount, type and closing date of such transactions, all at their sole expense. For the avoidance of doubt, nothing in this Section 9.12 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization to which any Lender or any Loan Party is subject (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 9.12 shall be prohibited by the laws or regulations applicable to such Regulatory Authority. Section 9.13 USA PATRIOT Act Notice. Each Lender that is subject to the Patriot Act (as hereinafter defined) and the Beneficial Ownership Regulation and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Borrower and the Guarantor, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Patriot Act and, to the extent such Loan Party is a “legal entity customer” under the Beneficial Ownership Regulation, the Beneficial Ownership Regulation. Section 9.14 No Fiduciary Duty. Each Agent, each Lender and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lender Parties”), may have economic interests that conflict with those of the Loan Parties, their respective Affiliates and/or their respective stockholders (collectively, solely for purposes of this paragraph, the “Borrower Parties”). Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty (other than any implied duty of good faith) between any Lender Party, on the one hand, and any Borrower Party, on the other. The Lender Parties acknowledge and agree that (a) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lender Parties, on the one hand, and the Loan Parties, on the other and (b) in connection therewith and with the process leading thereto, (i) no Lender Party has assumed an advisory or fiduciary responsibility in favor of any Borrower Party with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender Party has advised, is currently advising or will advise any Borrower Party on other matters) or any other obligation to any Borrower Party except the obligations expressly set forth in the Loan Documents and (ii) each Lender Party is acting solely as principal and not as the agent or fiduciary of any Borrower Party. Each Loan Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Loan Party agrees that it will not claim that any Lender Party has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to any Borrower Party, in connection with such transaction or the process leading thereto. Section 9.15 Acknowledgment and Consent to Bail-in of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

84 (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 9.16 Survival. Sections 2.12, 2.16, 2.17 and 9.03 shall survive the latest Termination Date for the benefit of each Agent and Each Lender, as applicable. Section 9.17 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender. Section 9.18 Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 9.19 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Section 9.20 NEC Designated Borrower. (a) Designation. The Company may at any time notify the Administrative Agent that the Company intends to designate NEC as a “Designated Borrower” for purposes of this Agreement. (b) Conditions. NEC shall become a “Designated Borrower” for purposes of this Agreement and, as such, shall have all of the rights and obligations of a Borrower hereunder on the date that each of the following conditions shall have been satisfied (the date of effectiveness of such designation, the “NEC Designated Borrower Effective Date”):

85 (i) Designation Agreement. The Administrative Agent shall have received a Designation Agreement duly executed by NEC and the Company. (ii) Notes. On or prior to the NEC Designated Borrower Effective Date, the Administrative Agent shall have received a duly executed Note for the account of each Lender requesting delivery of a Note pursuant to Section 2.05. (iii) Officers’ Certificate. The Administrative Agent shall have received a certificate dated the NEC Designated Borrower Effective Date signed on behalf of NEC by any Authorized Officer of NEC stating that (A) on the NEC Designated Borrower Effective Date and after giving effect to the Loans and Letters of Credit being made or issued on the NEC Designated Borrower Effective Date, no Default shall have occurred and be continuing, and (B) the representations and warranties of NEC contained in the Loan Documents are true and correct on and as of the NEC Designated Borrower Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date. (iv) Secretary’s Certificates. On the NEC Designated Borrower Effective Date, the Administrative Agent shall have received (i) a certificate of the Secretary of State (or equivalent body) of the jurisdiction of incorporation dated as of a recent date, as to the good standing of NEC and (ii) a certificate of the Secretary or an Assistant Secretary of NEC dated the NEC Designated Borrower Effective Date and certifying (A) that attached thereto is a true, correct and complete copy of (x) the articles of incorporation of NEC certified by the Secretary of State (or equivalent body) of the jurisdiction of incorporation of NEC and (y) the bylaws of NEC, (B) as to the absence of dissolution or liquidation proceedings by or against NEC, (C) that attached thereto is a true, correct and complete copy of resolutions adopted by the board of directors of NEC authorizing the execution, delivery and performance of the Loan Documents to which NEC is a party and each other document delivered in connection herewith or therewith and that such resolutions have not been amended and are in full force and effect on the date of such certificate and (D) as to the incumbency and specimen signatures of each officer of NEC executing the Loan Documents to which NEC is a party or any other document delivered in connection herewith or therewith. (v) Opinions of Counsel. On the NEC Designated Borrower Effective Date, the Administrative Agent shall have received from counsel to NEC, opinions addressed to the Administrative Agent and each Lender, dated the NEC Designated Borrower Effective Date. (vi) Consents. All necessary governmental (domestic or foreign), regulatory and third party approvals, if any, authorizing borrowings hereunder in connection with the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained and remain in full force and effect, in each case without any action being taken by any competent authority which could restrain or prevent such transaction or impose, in the reasonable judgment of the Administrative Agent, materially adverse conditions upon the consummation of such transactions; provided that any such approvals with respect to elections by the Company to increase the Commitment or any Sublimit as contemplated by Section 2.19 or Section 2.08(f) or extend the Termination Date as contemplated by Section 2.08(d) need not be obtained or provided until the Company makes any such election. (vii) Counsel Fees. The Administrative Agent shall have received full payment from the Company of the fees and expenses of Davis Polk & Wardwell LLP described in Section 9.03 which are billed through the NEC Designated Borrower Effective Date and which have been invoiced one Business Day prior to the NEC Designated Borrower Effective Date.

86 (viii) Know Your Customer. The Administrative Agent and each Lender shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and certification with respect to the Beneficial Ownership Regulation for NEC if NEC qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, in each case, as has been reasonably requested in writing. (c) Upon the satisfaction of the conditions set forth in clause (b) above, NEC shall thereupon become a “Designated Borrower” for purposes of this Agreement and, as such, shall have all of the rights and obligations of a Borrower hereunder. The Administrative Agent shall promptly notify each Lender of the Company’s notice of such pending designation by the Company. (d) Termination. Upon the payment in full of all Obligations with respect to NEC and performance in full of all other obligations of NEC under this Agreement and the Sublimit for NEC being reduced to zero, then, so long as at the time notice is given to such effect from the Administrative Agent to the Lenders (which notice the Administrative Agent shall give promptly upon its receipt of a request therefor from the Company) no Notice of Borrowing in respect of NEC is outstanding, and at the request of NEC, (x) NEC’s status as a “Designated Borrower” shall immediately terminate and NEC shall cease to have the rights and obligations of a Borrower hereunder and (y) the Lenders shall be under no further obligation to make any Loans or issue any Letters of Credit hereunder to or for the account of NEC. Section 9.21 Other Designated Borrowers. (a) Designation. The Company may at any time, notify the Administrative Agent that the Company intends to designate a Pre-Approved Designated Borrower (other than NEC) as a “Designated Borrower” for purposes of this Agreement (each, an “Other Designated Borrower”). (b) Conditions. The applicable Pre-Approved Designated Borrower shall become a “Designated Borrower” for purposes of this Agreement and, as such, shall have all of the rights and obligations of a Borrower hereunder on the date that each of the following conditions shall have been satisfied (the date of effectiveness of such designation, (i) with respect to PPL EU, the “PPL EU Designated Borrower Effective Date”, (ii) with respect to KU, the “KU Designated Borrower Effective Date” and (iii) with respect to LGE, the “LGE Designated Borrower Effective Date”): (i) Designation Agreement. The Administrative Agent shall have received a Designation Agreement duly executed by the applicable Pre-Approved Designated Borrower and the Company. (ii) Notes. On or prior to the applicable Designated Borrower Effective Date, the Administrative Agent shall have received a duly executed Note for the account of each Lender requesting delivery of a Note pursuant to Section 2.05. (iii) Officers’ Certificate. The Administrative Agent shall have received a certificate dated the applicable Designated Borrower Effective Date signed on behalf of such Pre-Approved Designated Borrower by any Authorized Officer of such Pre-Approved Designated Borrower stating that (A) on the applicable Designated Borrower Effective Date and after giving effect to the Loans and Letters of Credit being made or issued on the applicable Designated Borrower Effective Date, no Default shall have occurred and be continuing, and (B) the representations and warranties of such Pre-Approved Designated Borrower contained in the Loan Documents are true and correct on and as of the applicable Designated Borrower Effective Date, except to the extent that such

87 representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date. (iv) Secretary’s Certificates. On the applicable Designated Borrower Effective Date, the Administrative Agent shall have received (i) a certificate of the Secretary of State (or equivalent body) of the jurisdiction of incorporation dated as of a recent date, as to the good standing of such Pre-Approved Designated Borrower and (ii) a certificate of the Secretary or an Assistant Secretary of such Pre-Approved Designated Borrower dated the applicable Designated Borrower Effective Date and certifying (A) that attached thereto is a true, correct and complete copy of (x) the articles of incorporation of such Pre-Approved Designated Borrower certified by the Secretary of State (or equivalent body) of the jurisdiction of incorporation of such Pre-Approved Designated Borrower and (y) the bylaws of such Pre-Approved Designated Borrower, (B) as to the absence of dissolution or liquidation proceedings by or against such Pre-Approved Designated Borrower, (C) that attached thereto is a true, correct and complete copy of resolutions adopted by the board of directors of such Pre-Approved Designated Borrower authorizing the execution, delivery and performance of the Loan Documents to which such Pre-Approved Designated Borrower is a party and each other document delivered in connection herewith or therewith and that such resolutions have not been amended and are in full force and effect on the date of such certificate and (D) as to the incumbency and specimen signatures of each officer of such Pre-Approved Designated Borrower executing the Loan Documents to which such Pre-Approved Designated Borrower is a party or any other document delivered in connection herewith or therewith. (v) Opinions of Counsel. On the applicable Designated Borrower Effective Date, the Administrative Agent shall have received from counsel to such Pre-Approved Designated Borrower, opinions addressed to the Administrative Agent and each Lender, dated the applicable Designated Borrower Effective Date. (vi) Consents. All necessary governmental (domestic or foreign), regulatory and third party approvals, if any, authorizing borrowings hereunder in connection with the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained and remain in full force and effect, in each case without any action being taken by any competent authority which could restrain or prevent such transaction or impose, in the reasonable judgment of the Administrative Agent, materially adverse conditions upon the consummation of such transactions; provided that any such approvals with respect to elections by the Company to increase the Commitment or any Sublimit as contemplated by Section 2.19 or Section 2.08(f) or extend the Termination Date as contemplated by Section 2.08(d) need not be obtained or provided until the Company makes any such election. (vii) Counsel Fees. The Administrative Agent shall have received full payment from the Company of the fees and expenses of Davis Polk & Wardwell LLP described in Section 9.03 which are billed through the applicable Designated Borrower Effective Date and which have been invoiced one Business Day prior to the applicable Designated Borrower Effective Date. (viii) Know Your Customer. The Administrative Agent and each Lender shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and certification with respect to the Beneficial Ownership Regulation for such Pre-Approved Designated Borrower if such Pre-Approved Designated Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, in each case, as has been reasonably requested in writing.

88 (ix) Existing Facilities. All principal, interest, fees and other amounts accrued for the accounts of or owed to the lenders (whether or not due at the time) shall have been paid in full and the commitments shall have been terminated, in each case, (x) to the extent PPL EU is the applicable Pre-Approved Designated Borrower, under the Existing PPL EU Credit Agreement, (y) to the extent KU is the applicable Pre-Approved Designated Borrower, under the Existing KU Credit Agreement and (z) to the extent LGE is the applicable Pre-Approved Designated Borrower, the Existing LGE Credit Agreement. (c) Upon the satisfaction of the conditions set forth in clause (b) above, such Pre-Approved Designated Borrower shall thereupon become a “Designated Borrower” for purposes of this Agreement and, as such, shall have all of the rights and obligations of a Borrower hereunder. The Administrative Agent shall promptly notify each Lender of the Company’s notice of such pending designation by the Company. (d) Termination. Upon the payment in full of all Obligations with respect to the applicable Designated Borrower, performance in full of all other obligations of such Designated Borrower under this Agreement and the applicable Sublimit for such Other Designated Borrower being reduced to zero, then, so long as at the time notice is given to such effect from the Administrative Agent to the Lenders (which notice the Administrative Agent shall give promptly upon its receipt of a request therefor from the Company) no Notice of Borrowing in respect of the Designated Borrower is outstanding, and at the request of such Designated Borrower, (x) such Designated Borrower’s status as a “Designated Borrower” shall immediately terminate and such Designated Borrower shall cease to have the rights and obligations of a Borrower hereunder and (y) the Lenders shall be under no further obligation to make any Loans or issue any Letters of Credit hereunder to or for the account of such Designated Borrower. (e) Existing Letters of Credit. Upon the applicable Designated Borrower Effective Date, such Other Designated Borrower may notify the Administrative Agent, the applicable “Issuing Lender” (as defined in the applicable Existing Designated Borrower Credit Agreement) and the corresponding Issuing Lender with the same name hereunder, that it intends to roll-over each identified “Letter of Credit” (as defined in the applicable Existing Designated Borrower Credit Agreement) issued by such Issuing Lender and on the applicable Designated Borrower Effective Date, such Issuing Lender shall be deemed, without further action by any party to this Agreement, to have issued such Letter of Credit under this Agreement pursuant to the terms and subject to the conditions of this Article III; provided, that immediately after each Letter of Credit is deemed to have been issued, (i) the aggregate Revolving Outstandings shall not exceed the aggregate amount of the Commitments and (ii) the Borrower Revolving Outstandings of such Other Designated Borrower shall not exceed its Sublimit. Section 9.22 Amendment and Restatement of Existing Credit Agreement. Upon the execution and delivery of this Agreement, the Existing Credit Agreement shall be amended and restated to read in its entirety as set forth herein. With effect from and including the Effective Date, (i) the Commitments of each Lender party hereto shall be as set forth on the Appendix A (and (a) to the extent that such Lender constitutes a lender under the Existing Credit Agreement (a “Consenting Lender”), such Consenting Lender’s commitment thereunder shall be terminated and replaced with its respective Commitment hereunder and (b) any lender under the Existing Credit Agreement that is not listed on Appendix A shall cease to be a Lender hereunder and its commitment thereunder shall be terminated; provided that, for the avoidance of doubt, such lender under the Existing Credit Agreement shall continue to be entitled to the benefits of Section 9.03 of the Existing Credit Agreement), (ii) all accrued and unpaid interest and fees and other amounts owing under the Existing Credit Agreement shall have been paid by the Borrower under the Existing Credit Agreement, whether or not such interest, fees or other amounts would otherwise be due and payable at such time pursuant to the Existing Credit Agreement, (iii) the Commitment Ratio of the Consenting Lenders shall be redetermined based on the Commitments set forth in the Appendix A and the participations of the Consenting Lenders in, and the obligations of the Consenting Lenders in respect of,

89 any Letters of Credit or Swingline Loans outstanding on the Effective Date shall be reallocated to reflect such redetermined Commitment Ratio and (iv) each JLA Issuing Bank shall have the Fronting Sublimit set forth in Appendix B. Section 9.23 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for hedge agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 9.22, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

90 “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 9.24 Several Liability; No Joint Liability. The Administrative Agent and the Lenders agree that the obligations of the Borrowers under this Agreement and the other Loan Documents are several and not joint. No Borrower shall be liable for the conduct of any other Borrower, and no Borrower is a primary obligor, guarantor or surety for the obligation of any other Borrower under the Loan Documents. ARTICLE X GUARANTY Section 10.01 Guaranty. The Guarantor unconditionally, absolutely and irrevocably guarantees to the Administrative Agent, each Lender and each Issuing Lender, as though it was a primary obligor for, the full and punctual payment of the Obligations of the Company when due (whether at stated maturity, upon acceleration or otherwise). If the Company fails to pay any Obligation owed by it punctually when due, the Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Loan Document. Notwithstanding the foregoing, the liability of the Guarantor individually with respect to its obligations, including any payment made pursuant to, this Guaranty shall be limited to an aggregate amount equal to the maximum amount that would not render the Guarantor’s obligations hereunder subject to avoidance under the Bankruptcy Code or any comparable provisions of any applicable state law. This Guaranty is a Guarantee of payment and not merely of collection. For the avoidance of doubt, this Guaranty shall only apply to the Obligations of the Company and shall not apply to any Obligations of any Designated Borrower. Section 10.02 Guaranty Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by: (a) any change in the amount or purpose of or the time, manner, method, or place of payment or performance of any of the Obligations or any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company or any other Person under any Loan Document, by operation of law or otherwise; (b) any modification, extension, renewal or amendment of or supplement to any Loan Document or any of the Obligations or any execution or delivery of any additional Loan Documents; (c) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Company or any other Person under any Loan Document; (d) any change in the corporate existence, structure or ownership of the Company or any other Person or any of their respective Subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or any other Person or any of their assets or any resulting release or discharge of any obligation (including any of the Obligations) of the Company or any other Person under any Loan Document; (e) the existence of any claim, set-off, defense, counterclaim, withholding or other right that the Guarantor or the Company may have at any time against any Person (including the Administrative Agent, the Lenders and the Issuing Lenders), whether in connection with the Loan Documents or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim or defense by separate suit or compulsory counterclaim;

91 (f) any avoidance, subordination, invalidity or unenforceability relating to or against the Company or any other Person for any reason of any Obligation or any Loan Document, any provision of applicable law or regulation purporting to prohibit the payment of any Obligation by the Company or any other Person, or the Company denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Obligation or provision of any Loan Document; (g) any failure of the Administrative Agent, any Lender or any Issuing Lender to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or to assert any breach of or default under any Loan Document or any breach of the Obligations; or (h) any other act or omission to act or delay of any kind by the Company, any other party to any Loan Document or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (h), constitute a legal or equitable discharge of or defense to any obligation of the Guarantor hereunder. Section 10.03 Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. The Guarantor’s obligations hereunder shall remain in full force and effect until all Obligations of the Company shall have been paid in full, all Commitments as to the Company have been terminated and all Letters of Credit issued for the account of the Company have either expired, been repaid in full or been cash collateralized. If at any time any payment of any such Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the Guarantor’s obligations hereunder shall be reinstated as though such payment had been due but not made at such time. Section 10.04 Waiver by Guarantor. The Guarantor irrevocably waives (a) acceptance hereof, presentment, demand for performance, promptness, diligence, notice of non-performance, default, acceleration, protest or dishonor and any notice not provided for herein, (b) any requirement that at any time any action be taken by any Person against the Company or any other Person, (c) any right to revoke this Guaranty, and (d) any defense based on any right of set-off, recoupment, counterclaim, withholding or other deduction of any nature against or in respect of the Obligations. Section 10.05 Subrogation. Upon making payment with respect to any of the Company’s Obligations, the Guarantor shall be subrogated to the rights of the payee against the Company with respect to such payment; provided that the Guarantor agrees it will not exercise any rights against the Company arising in connection with such Obligations by way of subrogation against the Company, or by reason of contribution against any other guarantor of such Obligations until all such Obligations shall have been paid in full, all Commitments have been terminated and all Letters of Credit have either expired, been repaid in full or been cash collateralized. Section 10.06 Stay of Acceleration. If acceleration of the time for payment of any Obligation by the Company is stayed, enjoined or prevented for any reason (including but not limited to by reason of the insolvency or receivership of the Company or otherwise), all Obligations of the Company otherwise subject to acceleration under the terms of any Loan Document shall nonetheless be payable by the Guarantor forthwith on demand by the Administrative Agent. Section 10.07 Continuing Guaranty. The Guaranty set forth in this Article X is a continuing guaranty, shall be binding on the Guarantor and its successors and assigns, and shall be enforceable by each holder from time to time of the Obligations of the Company (including, without limitation, the Administrative Agent, the Lenders and the Issuing Lenders, each, a “Guaranteed Party”). If all or part of any Guaranteed Party’s interest in such Obligation is assigned or otherwise transferred, the transferor’s rights hereunder, to the extent applicable to the obligation so transferred, shall automatically be transferred

92 with such obligation; and without limitation of the foregoing, any of the Company’s Obligations shall be and remain Obligations entitled to the benefit of this Guaranty if any Guaranteed Party assigns or otherwise transfers all or part of its interest in such Obligation or any of its rights or obligations under any Loan Document. Section 10.08 Default Payments by the Company. Upon the occurrence and during the continuation of any default under any Obligation of the Company, if any amount shall be paid to the Guarantor by or for the account of the Company with respect to such Obligation, such amount shall be held in trust for the benefit of each Lender, each Issuing Lender and the Administrative Agent and shall forthwith be paid to the Administrative Agent to be credited and applied to the Company’s Obligations when due and payable. Section 10.09 Duty to Stay Advised. The Guarantor agrees that the Lenders shall have no duty to advise the Guarantor of information known to them regarding the financial condition of the Company and the Guarantor hereby assumes responsibility for keeping itself advised of the financial condition of the Company. [Signature Pages to Follow]

Appendix A1 2028 INITIAL COMMITMENTS Lender Commitments TD Bank, N.A. $37,053,571.43 Total $37,053,571.43 2029 INITIAL COMMITMENTS Lender Commitments Wells Fargo Bank, National Association $95,906,839.77 JPMorgan Chase Bank, N.A. $95,906,839.77 Bank of America, N.A. $95,906,839.76 Barclays Bank PLC $95,906,839.76 Mizuho Bank, Ltd. $95,906,839.76 Bank of Montreal $75,964,703.50 Canadian Imperial Bank of Commerce, New York Branch $75,964,703.50 Goldman Sachs Bank USA $75,964,703.50 Morgan Stanley Bank, N.A. $75,964,703.50 MUFG Bank, Ltd. $75,964,703.50 PNC Bank, National Association $75,964,703.50 Royal Bank of Canada $75,964,703.50 The Bank of Nova Scotia $75,964,703.50 Truist Bank $75,964,703.50 U.S. Bank National Association $75,964,703.50 The Bank of New York Mellon $44,753,038.95 First National Bank of Pennsylvania $44,753,038.95 The Huntington National Bank $44,753,038.95 Regions Bank $44,753,038.95 Sumitomo Mitsui Banking Corporation $44,753,038.95 Total $1,462,946,428.57

Appendix A2 2028 PPL EU COMMITMENTS Lender Commitments TD Bank, N.A. $19,267,857.14 Total $19,267,857.14 2029 PPL EU COMMITMENTS Lender Commitments Wells Fargo Bank, National Association $47,904,837.23 JPMorgan Chase Bank, N.A. $47,904,837.23 Bank of America, N.A. $47,904,837.24 Barclays Bank PLC $47,904,837.23 Mizuho Bank, Ltd. $47,904,837.23 Bank of Montreal $37,943,871.00 Canadian Imperial Bank of Commerce, New York Branch $37,943,871.00 Goldman Sachs Bank USA $37,943,871.00 Morgan Stanley Bank, N.A. $37,943,871.00 MUFG Bank, Ltd. $37,943,871.00 PNC Bank, National Association $37,943,871.00 Royal Bank of Canada $37,943,871.00 The Bank of Nova Scotia $37,943,871.00 Truist Bank $37,943,871.00 U.S. Bank National Association $37,943,871.00 The Bank of New York Mellon $22,353,849.34 First National Bank of Pennsylvania $22,353,849.34 The Huntington National Bank $22,353,849.34 Regions Bank $22,353,849.34 Sumitomo Mitsui Banking Corporation $22,353,849.34 Total $730,732,142.86

Appendix A3 2028 KU COMMITMENTS Lender Commitments TD Bank, N.A. $11,857,142.86 Total $11,857,142.86 2029 KU COMMITMENTS Lender Commitments Wells Fargo Bank, National Association $38,557,066.52 JPMorgan Chase Bank, N.A. $38,557,066.52 Bank of America, N.A. $38,557,066.51 Barclays Bank PLC $38,557,066.52 Mizuho Bank, Ltd. $38,557,066.52 Bank of Montreal $30,539,804.39 Canadian Imperial Bank of Commerce, New York Branch $30,539,804.39 Goldman Sachs Bank USA $30,539,804.39 Morgan Stanley Bank, N.A. $30,539,804.39 MUFG Bank, Ltd. $30,539,804.39 PNC Bank, National Association $30,539,804.39 Royal Bank of Canada $30,539,804.39 The Bank of Nova Scotia $30,539,804.39 Truist Bank $30,539,804.39 U.S. Bank National Association $30,539,804.39 The Bank of New York Mellon $17,991,896.13 First National Bank of Pennsylvania $17,991,896.13 The Huntington National Bank $17,991,896.13 Regions Bank $17,991,896.13 Sumitomo Mitsui Banking Corporation $17,991,896.13 Total $588,142,857.14

Appendix A4 2028 LGE COMMITMENTS Lender Commitments TD Bank, N.A. $14,821,428.57 Total $14,821,428.57 2029 LGE COMMITMENTS Lender Commitments Wells Fargo Bank, National Association $38,362,735.90 JPMorgan Chase Bank, N.A. $38,362,735.90 Bank of America, N.A. $38,362,735.91 Barclays Bank PLC $38,362,735.91 Mizuho Bank, Ltd. $38,362,735.91 Bank of Montreal $30,385,881.40 Canadian Imperial Bank of Commerce, New York Branch $30,385,881.40 Goldman Sachs Bank USA $30,385,881.40 Morgan Stanley Bank, N.A. $30,385,881.40 MUFG Bank, Ltd. $30,385,881.40 PNC Bank, National Association $30,385,881.40 Royal Bank of Canada $30,385,881.40 The Bank of Nova Scotia $30,385,881.40 Truist Bank $30,385,881.40 U.S. Bank National Association $30,385,881.40 The Bank of New York Mellon $17,901,215.58 First National Bank of Pennsylvania $17,901,215.58 The Huntington National Bank $17,901,215.58 Regions Bank $17,901,215.58 Sumitomo Mitsui Banking Corporation $17,901,215.58 Total $585,178,571.43

SCHEDULE 5.15 Material Subsidiaries Name Jurisdiction of Organization LG&E and KU Energy LLC Kentucky PPL Electric Utilities Corporation Pennsylvania

SCHEDULE 9.20 PRE-APPROVED DESIGNATED BORROWERS Name Jurisdiction of Organization The Narragansett Electric Company Rhode Island PPL Electric Utilities Corporation Pennsylvania Kentucky Utilities Company Kentucky and Virginia Louisville Gas and Electric Company Kentucky